                                                                    Exhibit 10.1




                                     FORM OF

                          SALE AND SERVICING AGREEMENT

                          Dated as of December __, 1997

                                      among

                    UCFC HOME EQUITY LOAN OWNER TRUST 1997-_,

                                   as Issuer,

                          UCFC ACCEPTANCE CORPORATION,

                                  as Depositor,

                    UNITED COMPANIES LENDING CORPORATION (R),

                                   as Servicer

                                       and

                   BANKERS TRUST COMPANY OF CALIFORNIA, N.A.,

                              as Indenture Trustee


                                TABLE OF CONTENTS
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                                                                                                                                Page
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
PRELIMINARY STATEMENT ..........................................................................................................  1

ARTICLE I DEFINITIONS ..........................................................................................................  1

     Section 1.1.   Definitions.................................................................................................  1
     Section 1.2.   Use of Words and Phrases....................................................................................  1
     Section 1.3.   Captions; Table of Contents.................................................................................  2

ARTICLE II CONVEYANCE OF HOME EQUITY LOANS......................................................................................  2

     Section 2.1.   Conveyance of Home Equity Loans.............................................................................  2
     Section 2.2.   Acceptance by Indenture Trustee; Certain Substitutions of Home Equity Loans;
                         Certification by Indenture Trustee.....................................................................  3
     Section 2.3.   Cooperation Procedures......................................................................................  4
     Section 2.4.   Sale and Conveyance of the Additional Loans.................................................................  5

ARTICLE III.  REPRESENTATIONS, WARRANTIES AND COVENANTS.........................................................................  6

     Section 3.1.   Representations and Warranties of the Depositor.............................................................  6
     Section 3.2.   Representations and Warranties of the Servicer..............................................................  8
     Section 3.3.   Covenants of the Depositor.................................................................................. 11

ARTICLE IV.  SERVICING AND ADMINISTRATION OF HOME EQUITY LOANS.................................................................. 11

     Section 4.1.   General Servicing Procedures................................................................................ 11
     Section 4.2.   Collection of Certain Home Equity Loan Payments............................................................. 13
     Section 4.3.   Subservicing Agreements Between Servicer and Subservicers................................................... 14
     Section 4.4.   Successor Subservicers...................................................................................... 14
     Section 4.5.   Liability of Servicer....................................................................................... 14
     Section 4.6.   No Contractual Relationship Between Subservicer and the Trustees or the Owners.............................. 14
     Section 4.7.   Assumption or Termination of Subservicing Agreement by Indenture Trustee.................................... 15
     Section 4.8.   Collection Accounts......................................................................................... 15
     Section 4.9.   Delinquency Advances and Servicing Advances................................................................. 19
     Section 4.10.  Compensating Interest....................................................................................... 20
     Section 4.11.  Maintenance of Insurance.................................................................................... 20
     Section 4.12.  Due-on-Sale Clauses; Assumption and Substitution Agreements................................................. 21
     Section 4.13.  Realization Upon Defaulted Home Equity Loans................................................................ 22
     Section 4.14.  Indenture Trustee to Cooperate; Release of Files............................................................ 23
     Section 4.15.  Servicing Compensation...................................................................................... 24

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
     Section 4.16.  Annual Statement as to Compliance........................................................................... 24
     Section 4.17.  Annual Independent Certified Public Accountants' Reports.................................................... 24
     Section 4.18.  Access to Certain Documentation and Information Regarding the Home Equity Loans............................. 25
     Section 4.19.  Assignment of Agreement..................................................................................... 25
     Section 4.20.  ARMs ....................................................................................................... 25
     Section 4.21.  Inspections by Certificate Insurer and Account Parties; Errors and Omissions Insurance...................... 25
     Section 4.22.  Financial Statements........................................................................................ 26
     Section 4.23.  The Designated Depository Institution....................................................................... 26
     Section 4.24.  Appointment of Custodian.................................................................................... 26

ARTICLE V DISTRIBUTIONS; RESERVE ACCOUNT; STATEMENTS TO CERTIFICATEHOLDERS AND NOTEHOLDERS...................................... 27

     Section 5.1.   Establishment of Accounts................................................................................... 27
     Section 5.2.   Flow of Funds............................................................................................... 27
     Section 5.3.   Investment of Accounts...................................................................................... 31
     Section 5.4.   Eligible Investments........................................................................................ 31
     Section 5.5.   Reports by Trustee to Owners and Depositor.................................................................. 32
     Section 5.6.   Drawings under the Credit Enhancement Instrument and Reports by Trustee..................................... 35
     Section 5.7.   The Reserve Account......................................................................................... 36
     Section 5.8.   Calculation of LIBOR........................................................................................ 36

ARTICLE VI THE SERVICER ........................................................................................................ 37

     Section 6.1.   Respective Liabilities of the Depositor and the Servicer.................................................... 37
     Section 6.2.   Merger or Consolidation of the Depositor or the Servicer.................................................... 38
     Section 6.3.   Limitation on Liability of the Depositor, Servicer and Others............................................... 38

ARTICLE VIII REMOVAL OF SERVICER................................................................................................ 39

     Section 7.1.   Removal of Servicer; Resignation of Servicer................................................................ 39
     Section 7.2.   Right of the Credit Enhancer to Replace Servicer............................................................ 43

ARTICLE VIII  TERMINATION....................................................................................................... 43

     Section 8.1.   Termination Upon Option of Servicer......................................................................... 43

ARTICLE IX MISCELLANEOUS PROVISIONS............................................................................................. 44

     Section 9.1.   Amendment................................................................................................... 44
     Section 9.2.   Notices .................................................................................................... 44
     Section 9.3.   Limitations on Rights of Others............................................................................. 46
     Section 9.4.   Severability................................................................................................ 46

     Section 9.5.   Separate Counterparts....................................................................................... 46
     Section 9.7.   Governing Law............................................................................................... 46

     Section 9.8.   Assignment to Indenture Trustee............................................................................. 47
     Section 9.9.   Nonpetition Covenant........................................................................................ 47
     Section 9.10.  Limitation of Liability of Owner Trustee and Trustee........................................................ 47
     Section 9.11.  Independence of the Servicer................................................................................ 47
     Section 9.12.  No Joint Venture............................................................................................ 48
     Section 9.13.  Credit Enhancer............................................................................................. 49


APPENDIX A        DEFINITIONS

SCHEDULE I        Schedule of Home Equity Loans.............................................................................. S-I-1
[SCHEDULE II      Representations and Warranties of the Issuer............................................................. S-II-1]


                  EXHIBITS

EXHIBIT A         FORM OF CERTIFICATION OF INDENTURE TRUSTEE................................................................... A-1
EXHIBIT B         FORM OF CERTIFICATION OF PREPAID LOANS....................................................................... B-1
EXHIBIT C         FORM OF INDENTURE TRUSTEE'S ACKNOWLEDGEMENT
                  OF RECEIPT................................................................................................... C-1
EXHIBIT D         REPRESENTATIONS, WARRANTIES AND COVENANTS
                  OF ORIGINATORS............................................................................................... D-1
EXHIBIT E         FORM OF SERVICER'S TRUST RECEIPT............................................................................. E-1
EXHIBIT F         FORM OF NOTICE OF CHARGE-OFFS................................................................................ F-1
EXHIBIT G         FORM OF PARAMETERS FOR ADDITIONAL LOANS...................................................................... G-1

     THIS SALE AND SERVICING AGREEMENT is made and entered into as of December __, 1997, by and among UCFC Home Equity Loan Owner Trust 1997-_, a statutory business trust formed under the laws of the State of Delaware, as issuer (the "Issuer"), UCFC Acceptance Corporation, a Louisiana corporation, as depositor (the "Depositor"), United Companies Lending Corporation, a Louisiana corporation, as servicer (the "Servicer") and Bankers Trust Company of California, N.A., a national banking association corporation (in its capacity as trustee under the Indenture referred to below, the "Indenture Trustee").

                              PRELIMINARY STATEMENT

     The Issuer was formed for the purpose of issuing asset backed notes and asset backed certificates backed by single family residential home equity and home improvement loans. The Issuer has entered into a trust indenture, dated as of December __, 1997 (the "Indenture"), between the Issuer and the Indenture Trustee, pursuant to which the Issuer intends to issue its Home Equity Loan Asset Backed Notes and Home Equity Loan Asset Backed Certificates, Series 1997-_, in the aggregate initial principal amount of $__ (the "Securities"). Pursuant to the Indenture, as security for the indebtedness represented by such Securities, the Issuer is and will be pledging to the Indenture Trustee, or granting the Indenture Trustee a security interest in, among other things, certain Home Equity Loans, its rights under this Agreement, the Payment Account, the Collection Account and certain Insurance Policies (as each such term is defined herein).

     The parties desire to enter into this Agreement to provide, among other things, for the servicing of the Home Equity Loans by the Servicer. The Servicer acknowledges that, in order further to secure the Securities, the Issuer is and will be granting to the Indenture Trustee a security interest in, among other things, its rights under this Agreement, and the Servicer agrees that all covenants and agreements made by the Servicer herein with respect to the Home Equity Loans shall also be for the benefit and security of the Indenture Trustee and Holders of the Securities. For its services hereunder, the Servicer will receive a Servicing Fee (as defined herein) with respect to each Home Equity Loan serviced hereunder.

                                   ARTICLE I.

                                   Definitions

     Section 1.1 Definitions. For all purposes of this Agreement, capitalized terms used herein shall have the meanings set forth in Appendix A, unless the context clearly indicates otherwise.

     Section 1.2 Use of Words and Phrases. "Herein," "hereby," "hereunder," "hereof," "hereinbefore," "hereinafter" and other equivalent words refer to this Agreement as a whole and not solely to the particular section of this Agreement in which any such word is used. The definitions set forth in Section 1.1 hereof include both the singular and the plural. Whenever used in this Agreement, any pronoun shall be deemed to include both singular and plural and to cover all genders.

Section 1.3 Captions; Table of Contents. The captions or headings in this Agreement and the Table of Contents are for convenience only and in no way define, limit or describe the scope and intent of any provisions of this Agreement.

                                   ARTICLE II.

                         Conveyance of Home Equity Loans

     Section 2.1 Conveyance of Home Equity Loans.

     (a) As of the Cut-off Date, the Depositor hereby sells, transfers, assigns, sets over and conveys, without recourse, to the Issuer for the benefit of the Noteholders, the Certificateholders and the Credit Enhancer, subject to the terms of this Agreement, all of the Depositor's right, title and interest in and to (i) the Home Equity Loans (excluding the Additional Loans) and all principal collected and interest accrued on each such Home Equity Loan on and after the Cut-off Date; provided, however, that the Depositor reserves and retains all of its right, title and interest in and to principal (including Prepayments) collected and interest accrued on each such Home Equity Loan prior to the Cut-off Date, (ii) such amounts, including Eligible Investments, as from time to time may be held by the Indenture Trustee in any related Account, and by the Servicer in the related Collection Account or otherwise held by the Servicer in trust for the Noteholders or Certificateholders (except as otherwise provided herein), (iii) any Property, the ownership of which has been effected in the name of the Servicer on behalf of the Issuer as a result of foreclosure or acceptance by the Servicer of a deed in lieu of foreclosure and that has not been withdrawn from the Issuer and any related REO Proceeds, (iv) the rights, if any, of the Issuer in any Insurance Policies relating to the Home Equity Loans,
(v) Net Liquidation Proceeds (but only to the extent that such Net Liquidation Proceeds do not exceed the Loan Balance of the related Home Equity Loan plus accrued and unpaid interest on such Home Equity Loan) with respect to any Liquidated Loan, (vi) the Policy and (vii) the Reserve Account. Additionally, in connection with such transfer and assignment pursuant to Section __ of the Loan Sale Agreement, the Depositor hereby assigns to the Issuer all of the Depositor's right, title and interest in its rights and benefits, but none of its obligations or burdens, under the Loan Sale Agreement, including without limitation, the Seller's rights under the Loan Purchase Agreement, and the delivery requirements, representations, warranties and the cure, repurchase or substitution obligations of the Originators under the Loan Purchase Agreement. The foregoing sale, transfer, assignment, setover and conveyance to the Issuer shall be made to the Indenture Trustee, on behalf of the Issuer, and each reference in this Agreement to such sale, transfer, assignment, set over and conveyance shall be construed accordingly. The foregoing items referred to herein as the "Trust Estate."

     (b) Pursuant to Section ____ of the Loan Purchase Agreement, each

Originator has agreed to take the actions specified in Part I of Exhibit D attached hereto.

     (c) The Issuer, concurrently with the execution and delivery hereof, and effective immediately following the transfer of the Home Equity Loans or the Closing Date to the Indenture Trustee, does hereby assign and reconvey to the Depositor without recourse all right, title and interest in and to the Retained Interest.

     (d) The actions required pursuant to Part I of Exhibit D hereto are not, and shall not be construed to be, conditions subsequent; the parties hereto declaring that the sale of the Home Equity Loans to be made hereunder on the Closing Date shall be a completed, absolute and final sale.

     Although it is the intent of the parties to this Agreement that the conveyance of the Depositor's right, title and interest in and to the Home Equity Loans and other assets in the Trust Estate pursuant to this Agreement shall constitute a purchase and sale and not a loan, in the event that such conveyance is deemed to be a loan, it is the intent of the parties to this Agreement that the Depositor shall be deemed to have granted to the Owner Trustee for the benefit of the Securityholders a first priority perfected security interest in all of the Depositor's right, title and interest in, to and under the Home Equity Loans and other assets in the Trust Estate, and that this Agreement shall constitute a security agreement under application law.

     Section 2.2 Acceptance by Indenture Trustee; Certain Substitutions of Home Equity Loans; Certification by Indenture Trustee.

     (a) The Indenture Trustee agrees to execute and deliver on the Closing Date and on each Deposit Date an acknowledgment of receipt of the items specified in
Part I of Exhibit D and delivered by or at the direction of the Depositor with respect to the Issuer in the form attached as Exhibit C hereto, and declares that it will hold such documents and any amendments, replacements or supplements thereto, as well as any other assets included in the definition of the Trust Estate and delivered to the Indenture Trustee, as Indenture Trustee in trust for the Issuer upon and subject to the conditions set forth herein for the benefit of the Noteholders, the Certificateholders and the Credit Enhancer. The Indenture Trustee agrees, for the benefit of the Noteholders, the Certificateholders and the Credit Enhancer, to review such items with respect to the Issuer delivered to it (i) within 45 days after the Closing Date and (ii) the first anniversary of the Closing Date (or, with respect to any document delivered after the Closing Date pursuant to Part I of Exhibit D, within 45 days of receipt and with respect to any Additional Loan or Eligible Substitute Mortgage, within 45 days after the related Deposit Cut-off Date or Replacement Cut-off Date) and to deliver to the Depositor, the Owner Trustee, the Originators and the Credit Enhancer a certification (the "Certification") in the form attached hereto as Exhibit A to the effect that, as to each Home Equity Loan listed in the Schedule of Home Equity Loans and Schedule of Additional Loans (other than any Home Equity Loan paid in full or any Home Equity Loan specifically identified in such Certification as not covered by such

Certification), (i) all documents required to be delivered to it pursuant to
Part I of Exhibit D are in its possession, (ii) such documents have been reviewed by it and have not been mutilated, damaged, torn or otherwise physically altered and relate to such Home Equity Loan and (iii) based on its examination and only as to the foregoing documents, the information set forth on the Schedule of Home Equity Loans and Schedule(s) of Additional Loans as to loan number, address (including state) of the Primary Parcel, the Original Principal Balance, the Index, the Gross Margin, the Periodic Rate Cap, the Lifetime Cap, the Lifetime Floor and the maturity date, accurately reflects the information set forth in the related File. The Indenture Trustee shall be under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, valid, recordable, sufficient, suitable, insurable, collectable, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face, nor shall the Indenture Trustee be under any duty to determine independently whether there are any intervening assignments or assumption or modification agreements with respect to any Home Equity Loan.

     (b) If the Indenture Trustee during such 45-day or one-year period finds any document constituting a part of a File which is not executed, has not been received, or is unrelated to the Home Equity Loans identified in the Schedule of Home Equity Loans or Schedule(s) of Additional Loans, as the case may be, or that any Home Equity Loan does not conform in a material respect to the description thereof as set forth in the Schedule of Home Equity Loans or Schedule(s) of Additional Loans, as the case may be, the Indenture Trustee shall promptly so notify the Depositor, the Owner Trustee, the Originators and the Credit Enhancer. In the event the Certification delivered after the one-year period reflects any exceptions, the Indenture Trustee shall deliver Certifications on each subsequent Payment Date to the Credit Enhancer, the Owner Trustee, the Depositor, the Servicer and the Originators until all such exceptions have been cured (or waived by the Credit Enhancer) or the related Home Equity Loans have been repurchased. In performing any such review, the Indenture Trustee may conclusively rely on the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Indenture Trustee's review of the items delivered by or on behalf of the Depositor pursuant to Part I of Exhibit D is limited solely to confirming that the documents listed in Part I of Exhibit D have been executed and received, where required to be original documents are originals, relate to the Files identified in the Schedule of Home Equity Loans and Schedule(s) of Additional Loans and conform materially to the description thereof in the Schedule of Home Equity Loans and Schedule(s) of Additional Loans. The Originators have agreed, pursuant to the Loan Purchase Agreement, to use reasonable efforts to remedy a material defect in a document constituting part of a File of which it is so notified by the Indenture Trustee or the Credit Enhancer. If, however, within 60 days after the Indenture Trustee's or the Credit Enhancer's notice to the applicable Originator respecting such defect the applicable Originator has not remedied, or caused to be remedied, the defect and the defect materially and adversely affects the interest of the Noteholders, the Certificateholders and the Credit Enhancer in the related Home Equity Loan, the Depositor will (or will cause the applicable Originator to) on the next succeeding Remittance Date (i) substitute in lieu of such Home Equity Loan an Eligible Substitute Mortgage and deliver the Substitution Adjustment Amount applicable thereto to the Servicer for deposit in the Collection Account or (ii) purchase such Home Equity Loan at a purchase price equal to the Loan Purchase Price thereof, which purchase price shall be delivered to the Servicer for deposit in the Collection Account. In connection with any such proposed purchase or substitution, the Eligible Substitute Mortgage or Mortgages shall be subject to the terms of this Agreement in all respects, and the Depositor shall be deemed to have made with respect to such Eligible Substitute Mortgage or Mortgages, as of the date of substitution, the covenants, representations and warranties set forth in Exhibit D. The procedures applied by the Depositor in selecting each Eligible Substitute Mortgage shall not be materially adverse to the interests of the Owner Trustee, the Indenture Trustee, the Securityholders or the Credit Enhancer.

     Section 2.3 Cooperation Procedures. (a) The Depositor shall or shall cause the applicable Originator, in connection with the delivery of each Eligible Substitute Mortgage to the Indenture

Trustee, provide the Indenture Trustee with the information as of the Replacement Cut-Off Date set forth in the Schedule of Home Equity Loans or Schedule(s) of Additional Loans, as the case may be, with respect to such Eligible Substitute Mortgage.

     (b) The Depositor, the Servicer and the Indenture Trustee covenant to provide each other and the Credit Enhancer and the Owner Trustee with all data and information required to be provided by them hereunder at the times required hereunder, and additionally covenant reasonably to cooperate with each other and with the Credit Enhancer and the Owner Trustee in providing any additional information required by any of them in connection with their respective duties hereunder. The Depositor covenants to cause the Originators to provide such information and reasonable cooperation.

     Section 2.4 Sale and Conveyance of the Additional Loans. (a) Subject to the conditions set forth in paragraph (b) below, in consideration of the delivery on the related Deposit Dates to or upon the order of the Depositor of all or a portion of the balance of funds in the Funding Account, the Depositor shall on any Deposit Date sell, transfer, convey and assign to the Issuer, without recourse as to payment and without any representations or warranties express or implied except those set forth in the Transfer Agreement, all right, title and interest of the Depositor in and to each Additional Loan listed on the Schedule of Additional Loans delivered on such Deposit Date, all its right, title and interest in and to principal collected and interest accrued on and after the related Deposit Cut-off Date; provided, however, that the Depositor shall reserve and retain all its right, title and interest in and to principal (including Prepayments) collected prior to the related Deposit Cut-off Date and interest accrued on each such Additional Loan prior to the related Deposit Cut-off Date. The transfer by the Depositor of the Additional Loans set forth on the Schedule of Additional Loans shall be absolute and shall be intended by all parties hereto to be treated as a complete, absolute and final sale.


     The amount released from a Funding Account shall be one-hundred percent (100%) of the aggregate principal balances as of the applicable Deposit Cut-off Date of the Additional Loans so transferred to the Issuer.

     (b) Each of the following conditions shall be satisfied on or prior to each Deposit Date:

          (i) the Originators shall have provided the Indenture Trustee and the Credit Enhancer with a timely Addition Notice and shall have provided any information reasonably requested by either of the foregoing with respect to the Additional Loans;

          (ii) the Depositor shall have executed and delivered a Transfer Agreement with all required schedules and exhibits;

          (iii) the Originators shall have delivered to the Servicer for deposit in the Collection Account all collections in respect of the Additional Loans received on or after the related Deposit Cut-off Date;

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

          (iv) the Additional Loans shall satisfy the conditions set forth in Exhibit G hereto;

          (v) as of each Deposit Date, none of the related Originator, the Seller or the Depositor is insolvent nor will any of them have been made insolvent by such transfer nor is any of them aware of any pending insolvency;

          (vi) such purchase and sale of Additional Loans will not result in a material adverse tax consequence to the Issuer, the Noteholders or the Certificateholders;

          (vii) the applicable Funding Period shall not have terminated; and

          (viii) unless otherwise covered by the opinions delivered on the Closing Date, the Depositor shall have delivered to the Credit Enhancer, the Rating Agencies, the Owner Trustee and the Indenture Trustee opinions of counsel with respect to the transfer of the Additional Loans substantially in the form of the opinions of counsel delivered to the Credit Enhancer, the Rating Agencies, the Owner Trustee and the Indenture Trustee on the Closing Date.

     (c) In connection with the transfer and assignment of the Additional Loans, the Originators have agreed to satisfy the obligations and covenants set forth in Part I and Part III of Exhibit D with respect to such Additional Loans, except that references in Part I of Exhibit D to Home Equity Loans, the Closing Date and the Cut-off Date shall refer to the applicable Additional Loans, Deposit Date and Deposit Cut-off Date, respectively except that references to one year from the Closing Date shall remain unchanged.


                                  ARTICLE III.

                    Representations, Warranties and Covenants

     Section 3.1 Representations and Warranties of the Depositor. (a) The Depositor hereby represents, warrants and covenants to the Servicer, the Indenture Trustee, the Owner Trustee and the Credit Enhancer as of the Closing Date and each Deposit Date as follows:

          (i) The Depositor is, and as of each Deposit Date will be, a corporation duly organized, validly existing and in good standing under the laws of the State of Louisiana. The Depositor has all requisite corporate power and authority to own and operate its properties, to carry out its business as presently conducted and as proposed to be conducted, to enter into and discharge its obligations under this Agreement and each Transfer Agreement. The Depositor is, and as of each Deposit Date will be, duly qualified to do business and is in good standing in each jurisdiction necessary to perform its obligations under this Agreement and each Transfer Agreement.

          (ii) The execution and delivery of this Agreement and each Transfer Agreement by the Depositor and its performance and compliance with the terms of this Agreement and each Transfer Agreement have been duly authorized by all necessary corporate action on the part of the Depositor and will not violate the Depositor's Articles of Incorporation or Bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default), under, or result in a breach of, any material contract, agreement or other instrument to which the Depositor is a party or by which the Depositor is bound or violate any statute or any order, rule or regulation of any court, governmental agency or body or other tribunal having jurisdiction over the Depositor or any of its properties.

          (iii) Assuming due authorization, execution and delivery by the other parties hereto, this Agreement constitutes, and each Transfer Agreement will constitute, a valid, legal and binding obligation of the Depositor, enforceable against it in accordance with the terms hereof, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law).

          (iv) The Depositor is not, and as of each Deposit Date will not be, in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which is likely to have consequences that would materially and adversely affect the condition (financial or other) or operations of the Depositor or its properties or is likely to have consequences that would materially and adversely affect its performance hereunder or under any Transfer Agreement.


          (v) No litigation is pending or, to the best of the Depositor's knowledge, threatened against the Depositor the consequences of which would prohibit its entering into this Agreement or any Transfer Agreement or that would materially and adversely affect the condition (financial or otherwise) or operations of the Depositor or its properties or the consequences of which would materially and adversely affect its performance hereunder or thereunder.

          (vi) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc., under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Depositor makes no such representation or warranty), that are necessary or advisable in connection with the purchase of the Home Equity Loans and the execution and delivery by the Depositor of this Agreement and each Transfer Agreement, have been or will be duly taken, given or obtained, as the case may be, are or will be in full force and effect on the date hereof or thereof, as the case may be, are not subject to any pending proceeding or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize this Agreement and each Transfer Agreement and the performance by the Depositor of its obligations hereunder or thereunder.

          (vii) No certificate of an officer, statement furnished in writing, report or electronic tape delivered pursuant to the terms hereof or any Transfer Agreement by the Depositor contains or will contain any untrue statement of a material fact or omits or will omit to state any material fact necessary to make the certificate, statement or report not misleading.

          (viii) Immediately prior to the transfer and assignment contemplated by this Agreement and each Transfer Agreement, the Depositor was or will be the sole owner of each Home Equity Loan, subject to no liens, charges, mortgages, encumbrances or rights of others except liens which will be released simultaneously with such transfer or assignment; and immediately upon the transfer and assignment contemplated by this Agreement and each Agreement, the Indenture Trustee will hold good and indefeasible title to, and will be the sole owner of, each Home Equity Loan subject to no liens, charges, mortgages, encumbrances or rights of others.

     (b) It is understood and agreed that the representations and warranties set forth in this Section 3.1 shall survive delivery of the respective Home Equity Loans to the Indenture Trustee. Upon discovery by the Servicer, the Depositor, any Subservicer, the Credit Enhancer, the Indenture Trustee or the Owner Trustee of a breach of any of the representations and warranties set forth in this
Section 3.1 which materially and adversely affects the interests of the

Noteholders, the Certificateholders or of the Credit Enhancer, the party discovering such breach shall give prompt written notice to the other parties listed in the preceding sentence.

     Section 3.2 Representations and Warranties of the Servicer. (a) The Servicer hereby represents, warrants and covenants to the Depositor, the Indenture Trustee, the Owner Trustee and the Credit Enhancer as of the Closing Date and each Deposit Date that:

          (i) The Servicer is a corporation duly organized, validly existing and in good standing under the laws of the State of Louisiana, is, and any Subservicer will be, in compliance with the laws of each state in which any Property is located to the extent necessary to enable it to perform its obligations hereunder and is in good standing as a foreign corporation in each jurisdiction in which the nature of its business, or the properties owned or leased by it make such qualification necessary. The Servicer and each Subservicer has all requisite corporate power and authority to own and operate its properties, to carry out its business as presently conducted and as proposed to be conducted and to enter into and discharge its obligations under this Agreement. The Servicer has, on a consolidated basis with its top-tier parent,

     United Companies Financial Corporation, equity of at least $15,000,000, as determined in accordance with generally accepted accounting principles.

          (ii) The execution and delivery of this Agreement by the Servicer and its performance and compliance with the terms of this Agreement have been duly authorized by all necessary corporate action on the part of the Servicer and will not violate the Servicer's Articles of Incorporation or Bylaws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Servicer is a party or by which the Servicer is bound or violate any statute or any order, rule or regulation of any court, governmental agency or body or other tribunal having jurisdiction over the Servicer or any of its properties.

          (iii) This Agreement, assuming due authorization, execution and delivery by the other parties hereto, constitutes a valid, legal and binding obligation of the Servicer, enforceable against it in accordance with the terms hereof, except as the enforcement hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law).

          (iv) The Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which is likely to have consequences that would materially and adversely affect the condition

     (financial or otherwise) or operations of the Servicer or its properties or is likely to have consequences that would materially and adversely affect its performance hereunder.

          (v) No litigation is pending or, to the best of the Servicer's knowledge, threatened against the Servicer which litigation is likely to have consequences that would prohibit its entering into this Agreement or that would materially and adversely affect the condition (financial or otherwise) or operations of the Servicer or its properties or is likely to have consequences that would materially and adversely affect its performance hereunder.

          (vi) No certificate of an officer, statement furnished in writing, report or electronic tape delivered pursuant to the terms hereof by the Servicer contains any untrue statement of a material fact or omits to state any material fact necessary to make the certificate, statement or report not misleading.

          (vii) The Servicing Fee is a "current (normal) servicing fee rate" as that term is used in Statement of Financial Accounting Standards No. 65 issued by the Financial Accounting Standards Board. Neither the Servicer nor any affiliate thereof will report on any financial statements any part of the Servicing Fee as an adjustment to the sales price of the Home Equity Loans.

          (viii) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Servicer makes no such representation or warranty), that are necessary or advisable in connection with the execution and delivery by the Servicer of this Agreement, have been duly taken, given or obtained, as the case may be, are in full force and effect on the date hereof, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and the performance by the Servicer of its obligations under this Agreement.

          (ix) The collection practices used by the Servicer with respect to the Home Equity Loans have been, in all material respects, legal, proper, prudent and customary in the home equity loan servicing business.

          (x) The transactions contemplated by this Agreement are in the ordinary course of business of the Servicer.


     (b) It is understood and agreed that the representations and warranties set forth in this Section 3.2 shall survive delivery of the Home Equity Loans to the Indenture Trustee. Upon discovery by any of the Servicer, the Depositor, the Credit Enhancer, the Indenture Trustee or the Owner Trustee of a breach of any of the representations and warranties set forth in this Section 3.2 which materially and adversely affects the interest of the Noteholders, the Certificateholders or of the Credit Enhancer, the party discovering such breach shall give prompt written notice to the other parties. Within 30 days of its discovery or its receipt of notice of breach, the Servicer shall cure such breach in all material respects and, upon the Servicer's continued failure to cure such breach, may thereafter be removed by the Indenture Trustee pursuant to
Section 7.1 hereof; provided, however, that if the Servicer can demonstrate to the reasonable satisfaction of the Credit Enhancer that it is diligently pursuing remedial action, then the cure period shall be extended for up to an additional 30 days.

     Section 3.3 Covenants of the Depositor. (a) Pursuant to Section 2.1 hereof, the Depositor has conveyed to the Issuer all of the Depositor's right, title and interest in its rights and benefits, but none of its obligations or burdens, under the Loan Purchase Agreement and the Loan Sale Agreement, including without limitation, the benefit of the representations, warranties and covenants and cure, repurchase or substitution obligations of the Originators under the Loan Purchase Agreement. The Depositor hereby represents and warrants to the Indenture Trustee and the Owner Trustee on behalf of the Noteholders, the Certificateholders and the Credit Enhancer that such assignment is valid, enforceable and effective to permit the Trustees to enforce such obligations of the Originators under the Loan Purchase Agreement. Each Originator has made the representations and warranties regarding the Home Equity Loans as set forth in
Part II of Exhibit D hereto, and has agreed to certain actions as specified in
Part III of Exhibit D hereto.

     (b) It is understood and agreed that the representations and warranties set forth in Part II of Exhibit D and the covenants set forth in Part III of Exhibit D shall survive delivery of the respective Home Equity Loans (including Eligible Substitute Mortgages) to the Indenture Trustee.

     (c) None of the Originators, the Seller or any Affiliate has made any representations or warranties, whether express or implied, to the Depositor or to the Indenture Trustee as to the collectability of the Home Equity Loans or the solvency of the Mortgagors, or any guarantor(s), endorser(s), co-maker(s), assuming party(ies) or the sufficiency or value, as of the date of this Agreement, of any Property, except as specifically listed in Part II of Exhibit D.

                                   ARTICLE IV.

                          Servicing and Administration
                              of Home Equity Loans


     Section 4.1 General Servicing Procedures. (a) Acting directly or through one or more Subservicers as provided in Section 4.3, the Servicer, as an independent contract servicer, shall service and administer the Home Equity Loans in accordance with this Agreement and shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable and consistent with the terms of this Agreement. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Servicer shall not have any duties, responsibilities, or fiduciary relationship with the parties hereto except those expressly set forth herein, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or shall otherwise exist against the Servicer.

     (b) The Servicer may, and is hereby authorized to, perform any of its servicing responsibilities with respect to all or certain of the Home Equity Loans through a Subservicer as it may from time to time designate, but no such designation of a Subservicer shall serve to release the Servicer from any of its obligations under this Agreement. Such Subservicer shall have all the rights and powers of the Servicer with respect to such Home Equity Loans under this Agreement.

     (c) Without limiting the generality of the foregoing, but subject to Sections 4.2, 4.13 and 4.14, the Servicer in its own name or in the name of a Subservicer hereby is authorized and empowered, which authorization may further be evidenced, at the reasonable request of the Servicer, by a power of attorney executed and delivered by the Indenture Trustee, on behalf of itself, the Issuer, the Owner Trustee, the Noteholders and the Certificateholders or any of them, (i) to execute and deliver any and all instruments of satisfaction or cancellation or of partial or full release or discharge and all other comparable instruments with respect to the Home Equity Loans and with respect to the Properties, (ii) to institute foreclosure proceedings or obtain a deed in lieu of
                                       11
foreclosure so as to effect ownership of any Property in its own name on behalf of the Indenture Trustee, and (iii) to hold title in its own name on behalf of the Indenture Trustee to any Property upon such foreclosure or deed in lieu of foreclosure on behalf of the Indenture Trustee; provided, however, that to the extent any instrument described in clause (i) preceding would be delivered by the Servicer outside of its ordinary procedures for mortgage loans held for its own account the Servicer shall, prior to executing and delivering such instrument, obtain the prior written consent of the Credit Enhancer, and provided further, however, that Section 4.14(a) shall constitute a power of attorney from the Indenture Trustee to the Servicer to execute an instrument of satisfaction (or assignment of mortgage without recourse) with respect to any Home Equity Loan paid in full (or with respect to which payment in full has been escrowed). Subject to Sections 4.13 and 4.14, the Indenture Trustee shall furnish the Servicer and any Subservicer with any powers of attorney and other documents as the Servicer or such Subservicer shall reasonably request to enable the Servicer and such Subservicer to carry out their respective servicing and administrative duties hereunder.


     (d) The Servicer shall have the right to approve requests of Mortgagors for consent to (i) partial releases of Mortgages, (ii) alterations and (iii) removal, demolition or division of Properties subject to Mortgages. No such request shall be approved by the Servicer unless: (A) (x) the provisions of the related Mortgage Note and Mortgage have been complied with; (y) the loan-to-value ratio (which may, for this purpose, be determined at the time of any such action in a manner reasonably acceptable to the Credit Enhancer) after any release does not exceed the loan-to-value ratio set forth for such Home Equity Loan in the Schedule of Home Equity Loans or Schedule of Additional Loans, as applicable, delivered to the Indenture Trustee; and (z) the lien priority of the related Mortgage is not affected or (B) the Credit Enhancer shall have approved the granting of such request.

     (e) The Servicer shall give prompt notice to the Indenture Trustee, to the Owner Trustee and to the Credit Enhancer of any action, of which the Servicer has actual knowledge, to (i) assert a claim against the Issuer or (ii) assert jurisdiction over the Issuer.

     (f) Servicing Advances incurred by the Servicer or any Subservicer in connection with the servicing of the Home Equity Loans (including any penalties in connection with the payment of any taxes and assessments or other charges) on any Property shall be recoverable by the Servicer or such Subservicer to the extent described in Section 4.9(b) hereof.

     (g) The Servicer and any Servicer Affiliate may make loans to and generally engage in any kind of business with the Mortgagors and/or any other obligors under the Home Equity Loans as though the Servicer were not a party to this Agreement. The Servicer may have other existing loans and in the future may make additional loans to any of the Mortgagors and/or to other obligors under the Home Equity Loans, which other and/or additional loans may not be sold, or a loan participation therein granted, to the Issuer. The Servicer shall collect payments under the Home Equity Loans in the same preference and priority as the collection and/or enforcement of any other and/or additional loans by the Servicer or any Servicer Affiliate.

     (h) Each of the Servicer, the Depositor, the Indenturer Trustee, the Owner Trustee and the Certificate Enhancer shall be entitled to rely, and shall be fully protected in relying, upon any promissory note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper person or persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Mortgagor(s)), independent accountants and other experts selected by the Servicer, the Depositor, the Indenture Trustee, the Owner Trustee or the Credit Enhancer. The Servicer shall be fully justified in failing or refusing to take any action under this Agreement for which it has sought and received instructions from the Noteholders and the Certificateholders and has been consented to by the Credit Enhancer. The Servicer shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the Home Equity Loans in accordance with an express written request of the Noteholders and the Certificateholders to which the Credit Enhancer has consented, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Servicer, the Depositor, the Indenture Trustee, the Owner Trustee, the Credit Enhancer and all Noteholders and the Certificateholders. In the event of any conflicting instructions or requests, the instructions or requests delivered by the Credit Enhancer shall prevail, unless such instructions or requests violate the express terms of this Agreement or violate applicable law.

     Section 4.2 Collection of Certain Home Equity Loan Payments. The Servicer shall generally service the Home Equity Loans in a prudent manner consistent with its general servicing standards and agrees to make reasonable efforts to collect all payments called for under the terms and provisions of the Home Equity Loans, and shall, to the extent such procedures shall be consistent with this Agreement, follow collection procedures for all Home Equity Loans at least as rigorous as those the Servicer would ordinarily take in servicing loans and in collecting payments thereunder for its own account. Consistent with the foregoing, the Servicer may (i) in its discretion waive or permit to be waived any late payment charge, prepayment charge, assumption fee or any penalty interest in connection with the prepayment of a Home Equity Loan or any other fee or charge which the Servicer would be entitled to retain hereunder as servicing compensation, (ii) extend the due date for payments due on a Mortgage Note for a period (with respect to each payment as to which the due date is extended) not greater than 125 days after the initially scheduled due date for such payment, (iii) amend any Mortgage Note to reduce the Loan Rate applicable thereto, provided that such reduced Loan Rate shall always be greater than the applicable Adjusted Pass-Through Rate, and (iv) amend any Mortgage Note to extend the maturity thereof, provided that no maturity shall be extended beyond the maturity date of the Home Equity Loan with the latest maturity date in the Issuer and that no more than ____% of the Original Aggregate Loan Balance of the Home Equity Loans shall have a maturity date which has been extended by the Servicer beyond the maturity date thereof at the Cut-off Date. In the event the Servicer shall consent to the deferment of the due dates for payments due on a Mortgage Note, the Servicer shall nonetheless make payment of any required Delinquency Advance with respect to the payments so extended to the same extent as if such installment were due, owing and Delinquent and had not been deferred, and shall be entitled to reimbursement therefor in accordance with Section 4.9(a) hereof.

     Section 4.3 Subservicing Agreements Between Servicer and Subservicers. The Servicer may enter into Subservicing Agreements for any servicing and administration of Home Equity Loans with any institution which is in compliance with the laws of each state necessary to enable it to perform its obligations under such Subservicing Agreement and (x)(i) has been designated an approved seller-servicer by FHLMC or FNMA for first and second mortgage loans and (ii) has equity of at least $15,000,000, as determined in accordance with generally accepted accounting principles or (y) is a Servicer Affiliate or (z) is approved by the Credit Enhancer. The Servicer shall give notice to the Depositor, the Indenture Trustee, the Owner Trustee, the Rating Agencies and the Credit Enhancer of the appointment of any Subservicer. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Home Equity Loans when any Subservicer has received such payments. Any such Subservicing Agreement shall be consistent with and not violate the provisions of this Agreement.

     Section 4.4 Successor Subservicers. The Servicer shall be entitled to terminate any Subservicing Agreement in accordance with the terms and conditions of such Subservicing Agreement and to either itself directly service the related Home Equity Loans or enter into a Subservicing Agreement with a successor Subservicer which qualifies under Section 4.3.

     Section 4.5 Liability of Servicer. (a) The Servicer shall not be relieved of its obligations under this Agreement notwithstanding any Subservicing Agreement or any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or otherwise, and the Servicer shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the Home Equity Loans. The Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Servicer by such Subservicer and nothing contained in such Subservicing Agreement shall be deemed to limit or modify this Agreement.

     (b) The Servicer shall be responsible for the servicing of all of the Home Equity Loans, including Servicing Transfer Loans. The Servicer shall not be relieved of its obligations under this Agreement notwithstanding the fact that the Servicing Transfer Loans may be serviced during the Servicing Transfer Period by a party other than the Servicer or a Subservicer and the Servicer shall be obligated to the same extent and under the same terms and conditions as if it were servicing and administering all of the Home Equity Loans.

     (c) It is understood and agreed that if the servicing of any Servicing Transfer Loan is not transferred to the Servicer prior to the expiration of the Servicing Transfer Period, the Servicer shall purchase such Servicing Transfer Loan from the Indenture Trustee on the next Remittance Date.

     Section 4.6 No Contractual Relationship Between Subservicer and the Trustees, the Noteholders or the Certificateholders. Any Subservicing Agreement and any other transactions or services relating to the Home Equity Loans involving a Subservicer shall be deemed to be between the Subservicer and the Servicer alone and the Depositor, the Indenture Trustee, the Owner Trustee, the Noteholders and the Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to any Subservicer except as set forth in Section 4.7.

     Section 4.7 Assumption or Termination of Subservicing Agreement by Indenture Trustee. In connection with the assumption of the responsibilities, duties and liabilities and of the authority, power and rights of the Servicer hereunder by the Indenture Trustee pursuant to Section 7.1, it is understood and agreed that the Servicer's rights and obligations under any Subservicing

Agreement then in force between the Servicer and a Subservicer may be assumed or terminated by the Indenture Trustee at its option without the payment of any fee (notwithstanding any contrary provision in any Subservicing Agreement).

     The Servicer shall, upon request of the Indenture Trustee, but at the expense of the Servicer, deliver to the assuming party documents and records relating to each Subservicing Agreement and an accounting of amounts collected and held by it and otherwise use its best reasonable efforts to effect the orderly and efficient transfer of the Subservicing Agreements to the assuming party.

     Section 4.8 Collection Accounts. (a) The Servicer shall establish and maintain at one or more Designated Depository Institutions a Collection Account in the name of the Issuer, which shall be a segregated account held in trust for the benefit of the Noteholders and the Certificateholders.

     Subject to Subsections (c), (e) and (g) below, the Servicer and any Subservicer shall deposit all collections (other than amounts escrowed for taxes and insurance) related to the Home Equity Loans to the Collection Account on a daily basis (but no later than the first Business Day after receipt).

     On or before the Closing Date, the Servicer shall deposit to the appropriate Collection Account all collections (other than amounts representing the Servicing Fee, interest accrued on the Home Equity Loans attributable to periods prior to the Cut-off Date or amounts escrowed for taxes and insurance) related to the Home Equity Loans in received on or after the Cut-off Date and prior to the Closing Date. In addition, with respect to any Home Equity Loan that did not have a first payment due on the Due Date in the calendar month preceding the month of a Payment Date, on the Remittance Date in the month of such Payment Date the Servicer shall deposit in the Collection Account an amount equal to 30 days' interest at the Loan Rate (net of the Servicing Fee Rate) on the Original Principal Balance of such Home Equity Loan. Such deposit shall not be recoverable by the Servicer as a Delinquency Advance except to the extent that Net Liquidation Proceeds exceed the Loan Principal Balance plus accrued interest thereon at the related Loan Rate.

     (b) All funds in the Collection Account shall be invested in Eligible Investments maturing not later than the Business Day immediately preceding the related Remittance Date. The Collection Account shall be held in trust in the name of the Issuer for the benefit of the related Noteholders and Certificateholders. Any investment earnings on funds held in the Collection Account shall be for the account of the Servicer and may only be withdrawn from the Collection Account by the Servicer immediately following the remittance of the related Monthly Remittance by the Servicer. Any references herein to amounts on deposit in the Collection Account shall refer to amounts net of such investment earnings. The amount of any losses on investments in the Collection Account, to the extent not offset by earnings on other investments held therein, shall be deposited in the Collection Account by the Servicer upon the recognition of such net losses.


     (c) The Servicer shall deposit to the Collection Account the following amounts with respect to the Home Equity Loans: all principal and interest collections on the Home Equity Loans received by the Servicer, including any Prepayments, REO Proceeds and Net Liquidation Proceeds, other recoveries or amounts related to the Home Equity Loans received by the Servicer, Compensating Interest, Delinquency Advances together with any amounts which are reimbursable to the Collection Account, amounts on account of net investment losses pursuant to Section 4.8(b), the amount of any Loan Purchase Price received or paid by the Servicer, the amount of any Substitution Adjustment Amount received by the Servicer, any condemnation proceeds, the amount, if any, required to be deposited pursuant to Section 4.11(b) and any proceeds received by the Servicer in connection with the termination of the Issuer, but net of (i) the Servicing Fee with respect to each Home Equity Loan and other servicing compensation to the Servicer as permitted by Section 4.15 hereof, (ii) late collections on a Home Equity Loan in respect of which the Servicer previously made a Delinquency Advance which was not yet reimbursed, (iii) Liquidation Proceeds on account of a Home Equity Loan to the extent necessary to reimburse the Servicer with respect to any Liquidation Expenses and unreimbursed Servicing Advances or Delinquency Advances relating to such Home Equity Loan, (iv) Net Liquidation Proceeds to the extent such Net Liquidation Proceeds exceed the sum of (I) the Loan Balance of the related Home Equity Loan, plus (II) accrued and unpaid interest on such Home Equity Loan at the Loan Rate (net of the Servicing Fee) to the date of such liquidation and (v) Retained Interest. Amounts described in clause (iv) of the preceding sentence shall be retained by the Servicer as additional servicing compensation or paid over to the related Mortgagor if required by law.

     (d) (i) The Servicer may make withdrawals from the Collection Account only for the following purposes:

          (A) to effect the timely remittance to the Indenture Trustee of the Monthly Remittances, the Loan Purchase Prices and the Substitution Adjustment Amounts due on the Remittance Date;

          (B) to withdraw investment earnings on amounts on deposit in the Collection Account;

          (C) to withdraw amounts that have been deposited to the Collection Account in error; and

          (D)  to clear and terminate the Collection Account.

          (ii) On the tenth day of each month, the Servicer shall send to the Indenture Trustee a report, in the form of a computer tape, detailing the payments on the Home Equity Loans during the prior Remittance Period. Such tape shall be in the form and have the specifications as may be agreed to between the Servicer and the

     Indenture Trustee from time to time. In addition, on or prior to each Remittance Date, the Servicer will furnish to the Indenture Trustee and to the Credit Enhancer the information set forth in Section 5.5(b) as of the close of business on the last business day of the prior calendar month.

          (iii) On each Remittance Date the Servicer shall remit to the Indenture Trustee by wire transfer, or otherwise make funds available in immediately available funds; the Monthly Remittances, all Substitution Adjustment Amounts and any Loan Purchase Prices.

     (e) At any time prior to the occurrence of a Credit Enhancer default and in lieu of the requirement of depositing collections on the Home Equity Loans into the Collection Account, the Servicer may deliver to the Indenture Trustee a Servicer LOC. A Servicer LOC must be irrevocable and (i) issued by a commercial bank rated A or better by S&P and A2 or better by Moody's and acceptable to the Credit Enhancer, the Depositor and the Trustees, (ii) be in form and substance satisfactory to the Credit Enhancer, the Depositor and the Trustees, (iii) may have a maximum term of not more than one year, (iv) must name the Trustees as beneficiaries, (v) must be in an amount acceptable to the Credit Enhancer, the Depositor and the Rating Agencies, and (vi) must provide for drawings thereunder conditioned only upon presentation of a sight draft accompanied by the applicable certificate in the form attached thereto.

     The Indenture Trustee shall accept any such Servicer LOC only if such Servicer LOC is accompanied by (i) the written consent of the Depositor and of the Credit Enhancer, (ii) an opinion of counsel to the issuer thereof satisfactory to the Credit Enhancer and the Depositor to the effect that (x) such Servicer LOC has been duly authorized, executed and delivered by the issuer thereof and constitutes a valid and binding obligation of such issuer, subject only to laws affecting creditors' rights generally and (y) in the event that the Person obligated to reimburse the issuer thereof for drawings under such Servicer LOC should be subject to any proceedings under the U.S. Bankruptcy Code, drawings under such Servicer LOC would not be recoverable by the estate of such Person, from the Trustees or any Noteholder or Certificateholder as a "preference" or otherwise and (iii) an opinion of counsel experienced in federal income tax matters acceptable to the Credit Enhancer and the Depositor to the effect that such delivery __________.

     Upon receipt of such Servicer LOC, such consents and such opinions by the Indenture Trustee, and for so long as such Servicer LOC (or any qualifying replacement thereof) is in effect, the Servicer shall not be required to deposit collections on the Home Equity Loans to the Collection Account, but may co-mingle such collections with the Servicer's general funds. Amounts are to be deposited with the Indenture Trustee on the Business Day preceding such Remittance Date. Notice of the delivery of any Servicer LOC shall be given to the Rating Agencies by the Indenture Trustee.

     If, as of any date that is 125 Business Days prior to the stated expiration date of any Servicer LOC, (i) a Servicer LOC (which may be a renewal or extension of the expiring Servicer LOC) in the same amount as the amount then available for drawing under the expiring Servicer

LOC has not been delivered to the Indenture Trustee or (ii) the Servicer has not deposited all collections on the Home Equity Loans then held by the Servicer to the Collection Account and notified the Indenture Trustee that the Servicer will thenceforth deposit all future collections on the Home Equity Loans in the Collection Account, then the Indenture Trustee shall, on the next Business Day, cause to be presented to the issuer of the expiring Servicer LOC a draft in proper form for payment thereunder and otherwise in conformity with the terms thereof for the full amount then available to be drawn thereunder, together with its certificate that such drawing is in accordance with this Section 4.8.

     Upon discovery by any of the Depositor, the Credit Enhancer, the Indenture Trustee or the Owner Trustee that the bank issuing a Servicer LOC has a rating
(x) by S&P of lower than A or by Moody's of lower than A2 or (y) which is unacceptable to the Credit Enhancer, the party discovering such rating hereby covenants and warrants that it shall promptly give notice to the others. If, within 20 days of such discovery (i) the Indenture Trustee has not received a substitute Servicer LOC meeting the requirements of this Agreement in replacement of such Servicer LOC, or (ii) the Servicer has not theretofore deposited all collections on the Home Equity Loans then held by the Servicer to the Collection Account and notified the Indenture Trustee that the Servicer will thenceforth deposit all future collections on the Home Equity Loans to the Collection Account, then the Indenture Trustee shall cause to be presented to the issuer of such Servicer LOC a drawing certificate in proper form for payment thereunder and otherwise in conformity with the terms thereof, and shall draw the full amount available to be drawn under such Servicer LOC.

     In the event that, upon the occurrence of any event described in clauses
(a)(i) or (a)(ii) of Section 7.1 hereof, the Servicer is unable to remit to the Indenture Trustee any collections on the Home Equity Loans, the Indenture Trustee shall immediately draw on the Servicer LOC the full amount available to be drawn thereunder. Upon the occurrence of any event described in clauses
(a)(i) or (a)(ii) of Section 7.1 hereof, the Servicer shall immediately deposit all collections on the Home Equity Loans then held by the Servicer to the Collection Account and shall thenceforth deposit all future collections on the Home Equity Loans to the Collection Account.

     The proceeds of any drawing on the Servicer LOC shall be held by the Indenture Trustee in trust for the benefit of the Noteholders and Certificateholders in a segregated trust account, and shall be used to fund any shortfall in the required amount of any Monthly Remittance. Any amounts not so used by the Indenture Trustee shall be turned over to the Servicer only upon the written consent of the Credit Enhancer, of the Owner Trustee and of the Depositor, which consent shall not unreasonably be withheld.

     During any period for which a Servicer LOC is in effect, the phrase "amounts then on deposit in the Collection Account," or words of similar import, as used in this Agreement, shall mean collections on the Home Equity Loans held by the Servicer as part of its general funds.

     (g) As to each ARM, the Retained Interest shall be payable by the Servicer to or at the direction of the Depositor from payments of interest on such ARM actually collected or recovered while such ARM (other than the Retained Interest) is part of the Trust, shall accrue at the

Retained Interest Rate and shall be computed on the basis as the same principal amount and for the same period respecting which any related interest payment due on such ARM is computed. If any Property securing an ARM becomes an REO Property, the Retained Interest with respect thereto shall cease to accrue as of the date of acquisition of such Property on behalf of the Issuer. If any ARM is removed from the Issuer, the Retained Interest with respect thereto shall cease to accrue as of the date of removal. Any Person entitled to the Retained Interest shall be entitled to recover accrued but unpaid Retained Interest in respect of any ARM out of related Insurance Proceeds and Net Liquidation Proceeds as provided below, or from any Person acquiring such ARM. Subject to the foregoing, the Depositor's right to receive the Retained Interest with respect to each ARM is absolute and unconditional, and shall survive notwithstanding the termination of the rights and obligations of the Servicer or the termination of this Agreement. The Servicer shall pay to or at the direction of the Depositor, on a monthly basis, any amounts collected by the Servicer on account of Retained Interest on the ARMs or shall otherwise hold and distribute such amounts in accordance with the terms of any agreement relating to the Retained Interest to which the Servicer is a party. The Depositor shall have the right to assert any or all of its right in and to the Retained Interest, without notice to or the consent of the Indenture Trustee, the Owner Trustee, the Credit Enhancer or any Noteholder or Certificateholder.

     For purposes of determining the Retained Interest recovered from Net Liquidation Proceeds or Insurance Proceeds, such proceeds shall be allocated first to accrued but unpaid interest at the Loan Rate and then to principal. If the amount of such proceeds allocated to accrued but unpaid interest at the Loan Rate is less than the total amount of such accrued but unpaid interest, the portion thereof attributable to interest at the Adjusted Pass-Through Rate and the Retained Interest Rate (if applicable) shall be allocated pro rata in proportion to the amount that would have been so allocated in the absence of such shortfall.

     Section 4.9 Delinquency Advances and Servicing Advances. (a) If the amount on deposit in a Collection Account as of any Remittance Date is less than the related Monthly Remittance for such Remittance Date, the Servicer shall deposit to such Collection Account a sufficient amount of its own funds to make such amount equal to the sum of the related Monthly Remittance for such Remittance Date. Such amounts of the Servicer's own funds so deposited are "Delinquency Advances".

     The Servicer shall be permitted to fund its payment of Delinquency Advances on any Remittance Date from collections on any Home Equity Loan deposited to the Collection Account subsequent to the related Remittance Period, and shall deposit to the Collection Account with respect to Delinquency Advances funded from amounts on deposit in the Collection Account (i) collections from the Mortgagor whose Delinquency gave rise to the shortfall which resulted in such Delinquency Advance and (ii) Net Liquidation Proceeds recovered on account of the related Home Equity Loan to the extent of the amount of aggregate Delinquency Advances related thereto. In any event, to the extent the Servicer uses such funds, the Servicer must reimburse the Collection Account by the next

Remittance Date to the extent necessary to provide for the related Monthly Remittance to the extent received.

     (b) The Servicer will pay all reasonable and customary "out-of-pocket" costs and expenses (including reasonable legal fees) incurred in the performance of its servicing obligations including, but not limited to, the cost of (i) Preservation Expenses, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of REO Property (including, without limitation, realtors' commissions) and (iv) advances made for taxes, insurance and other charges against the Property. Each such expenditure will constitute a "Servicing Advance". The Servicer may recover Servicing Advances from the Mortgagors to the extent permitted by the Home Equity Loans or, if not theretofore recovered from the Mortgagor on whose behalf such Servicing Advance was made, from Liquidation Proceeds realized upon the liquidation of the related Home Equity Loan. In no case may the Servicer recover Servicing Advances from the principal and interest payments on any other Home Equity Loan or from any amounts relating to any other Home Equity Loan. Delinquency Advances shall be reimbursed as provided in Section 4.8(c).

     Section 4.10 Compensating Interest. A full month's interest at a rate equal to the applicable Adjusted Pass-Through Rate minus the Servicing Fee Rate, is due to the Indenture Trustee on the Loan Balance of each Home Equity Loan as of the Remittance Date occurring in each Remittance Period. If (i) a Prepayment of a Home Equity Loan occurs during any calendar month or (ii) such Home Equity Loan or Additional Loan has its first monthly payment due after the Cut-off Date or the applicable Deposit Cut-off Date, any difference between the interest collected from the Mortgagor during such calendar month and the full month's interest at the applicable Adjusted Pass-Through Rate ("Compensating Interest") shall be deposited prior to the Remittance Date by the Servicer to the Collection Account and shall be included in the related Monthly Remittance to be made available to the Indenture Trustee on the next succeeding Remittance Date; provided, however, that the Servicer shall not be required to deposit Compensating Interest in respect of Prepayments in an amount that exceeds the Servicing Fee received for the prior calendar month. The Servicer shall not be entitled to reimbursement for Compensating Interest payments.

     Section 4.11 Maintenance of Insurance. (a) The Servicer shall cause to be maintained with respect to each Home Equity Loan a hazard insurance policy with a carrier licensed in the state in which the Property is located that provides for fire and extended coverage, and which provides for a recovery by the Trust of insurance proceeds relating to such Home Equity Loan in an amount not less than the least of (i) the outstanding principal balance of the Home Equity Loan,
(ii) the minimum amount required to compensate for loss or damage on a replacement cost basis and (iii) the full insurable value of the premises. The Servicer shall indemnify the Issuer out of the Servicer's own funds for any loss to the Issuer resulting from the Servicer's failure to maintain the insurance required by this paragraph.

     (b) In the event that the Servicer shall obtain and maintain a blanket policy insuring against fire and hazards of extended coverage on all of the Home

Equity Loans, then, to the extent such policy names the Servicer as loss payee and provides coverage in an amount equal to the aggregate unpaid principal balance on the Home Equity Loans with co-insurance, and otherwise complies with the requirements of this Section 4.11, the Servicer shall be deemed conclusively to have satisfied its obligations with respect to fire and hazard insurance coverage under this Section

4.11, it being understood and agreed that such blanket policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Property a policy complying with the preceding paragraph of this Section 4.11, and there shall have been a loss which would have been covered by such policy, deposit in the Collection Account from the Servicer's own funds the difference, if any, between the amount that would have been payable under a policy complying with the preceding paragraph of this Section 4.11 and the amount paid under such blanket policy. Upon the request of the Indenture Trustee, the Owner Trustee or the Credit Enhancer, the Servicer shall cause to be delivered to the Indenture Trustee, the Owner Trustee or the Credit Enhancer, a certified true copy of such policy.

     Section 4.12 Due-on-Sale Clauses; Assumption and Substitution Agreements.
(a) When a Property has been or is about to be conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance or prospective conveyance, exercise its rights to accelerate the maturity of the related Home Equity Loan under any "due on sale" clause contained in the related Mortgage or Mortgage Note; provided, however, that the Servicer shall not exercise any such right if the "due on sale" clause, in the reasonable belief of the Servicer, is not enforceable under applicable law; and provided, further, that the Servicer may refrain from exercising any such right if the Credit Enhancer gives its prior consent to such non-enforcement.

     (b) In connection with the proposed assumption of a Home Equity Loan that is permitted by the terms of the related Mortgage Note, the Servicer will permit the assumption only to the extent that the credit quality of the proposed assignee is at least as good as that of the original borrower at the time such Home Equity Loan was originated. The Home Equity Loan, if assumed, shall conform in all respects to the requirements, representations and warranties of this Agreement including Part II of Exhibit D. The Servicer shall notify the Indenture Trustee that any applicable assumption or substitution agreement has been completed by forwarding to the Indenture Trustee, the original copy of such assumption or substitution agreement, which original copy shall be added by the Indenture Trustee to the related File and which shall, for all purposes, be considered a part of such File to the same extent as all other documents and instruments constituting a part thereof. The Servicer shall be responsible for recording any such assumption or substitution agreements. In connection with any such assumption or substitution agreement, the required monthly payment on the related Home Equity Loan shall not be changed but shall remain as in effect immediately prior to the assumption or substitution, the stated maturity or outstanding principal amount of such Home Equity Loan shall not be changed, the Loan Rate, except as provided in Section 4.2, or as required on a Change Date for an ARM or as required with respect to a Convertible ARM, shall not be changed nor shall any required monthly payments of principal or interest be deferred or forgiven. Any fee collected by the Servicer or the Subservicer for consenting to any such conveyance or entering into an assumption or substitution agreement shall be retained by or paid to the Servicer as additional servicing compensation.

     (c) Notwithstanding the foregoing clauses (a) and (b) or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Home Equity Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever.

     Section 4.13 Realization Upon Defaulted Home Equity Loans. (a) The Servicer shall foreclose upon or otherwise comparably effect the ownership in the name of the Servicer on behalf of the Issuer of Properties relating to defaulted Home Equity Loans as to which no satisfactory arrangements can be made for collection of Delinquent payments and which the Servicer has not purchased pursuant to
Section 4.13(f), unless the Servicer reasonably believes that Net Liquidation Proceeds with respect to such Home Equity Loan would not be increased as a result of such foreclosure or other action, in which case such Home Equity Loan will be charged-off and will become a Liquidated Loan. The Servicer will give notice of any such charge-off to the Credit Enhancer substantially in the form of Exhibit F attached hereto. In connection with such foreclosure or other conversion, the Servicer shall exercise foreclosure procedures with the same degree of care and skill in their exercise or use, as it would ordinarily exercise or use under the circumstances in the conduct of its own affairs. Any amounts advanced in connection with such foreclosure or other action shall constitute "Servicing Advances" within the meaning of Section 4.9(b) hereof.

     (b) The Servicer shall sell any REO Property within 23 months of its acquisition by the Trust, unless the Servicer obtains for the Indenture Trustee an opinion of counsel experienced in federal income tax matters, addressed to such Indenture Trustee and the Servicer, to the effect that the holding by such Trust of such REO Property for a greater specified period [will not result in the imposition of taxes on __________.

     (c) Notwithstanding the generality of the foregoing provisions, the Servicer shall manage, conserve, protect and operate each REO Property for the related Owners solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or __________. Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Noteholders and the Certificateholders, rent the same, or any part thereof, as the Servicer deems to be in the best interest of such Noteholders and the Certificateholders for the period prior to the sale of such REO Property. The net income from the rental or sale of an REO Property shall be deposited in the Collection Account.

     (d) If the Servicer has actual knowledge that a Property which the Servicer is contemplating acquiring in foreclosure or by deed in lieu of foreclosure contains environmental or hazardous waste risks known to the Servicer, the Servicer shall notify the Credit Enhancer and the Indenture Trustee prior to acquiring the Property. The Servicer is not permitted to take any action with respect to such a Property without the prior written approval of the Credit Enhancer.

     (e) The Servicer shall determine, with respect to each defaulted Home Equity Loan, when it has recovered, whether through trustee's sale, foreclosure sale or otherwise, all amounts, if any, it expects to recover from or on account of such defaulted Home Equity Loan, whereupon such Home Equity Loan shall become a "Liquidated Loan."

     (f) The Servicer has the right and the option, but not the obligation, to purchase for its own account any Home Equity Loan (i) which becomes Delinquent, in whole or in part, as to four consecutive monthly installments or any Home Equity Loan as to which enforcement proceedings have been brought by the Servicer pursuant to this Section 4.13 and (ii) (x) with respect to which the Credit Enhancer has refused to give its consent to the Servicer's non-exercise of its rights under any "due-on-sale" clause, as described in Section 4.12(a) and (y) which is in default or as to which a default is imminent. Any such Home Equity Loan so purchased shall be purchased by the Servicer on a Remittance Date at a purchase price equal to the Loan Purchase Price thereof, which purchase price shall be deposited in the Collection Account.

     Section 4.14 Indenture Trustee to Cooperate; Release of Files. (a) Upon the payment in full of any Home Equity Loan (including the repurchase of any Home Equity Loan or any liquidation of such Home Equity Loan through foreclosure or otherwise), or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer shall deliver to the Indenture Trustee a Servicer's Trust Receipt. Upon receipt of such Servicer's Trust Receipt, the Indenture Trustee shall promptly release the related File, in trust to (i) the Servicer, (ii) an escrow agent or (iii) any employee, agent or attorney of the Indenture Trustee, in each case pending its release by the Servicer, such escrow agent or such employee, agent or attorney of the Indenture Trustee, as the case may be. Upon any such payment in full, or the receipt of such notification that such funds have been placed in escrow, the Servicer is authorized to give, as attorney-in-fact for the Indenture Trustee and the mortgagee under the Mortgage which secured the Mortgage Note, an instrument of satisfaction (or assignment of Mortgage without recourse) regarding the Property relating to such Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of payment in full, it being understood and agreed that no expense incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Collection Account. In lieu of executing any such satisfaction or assignment, as the case may be, the Servicer may prepare and submit to the Indenture Trustee, a satisfaction (or assignment without recourse, if requested by the Person or Persons entitled thereto) in form for execution by the Indenture Trustee with all requisite information completed by the Servicer; in such event, the Indenture Trustee shall execute and acknowledge such satisfaction or assignment, as the case may be, and deliver the same with the related File, as aforesaid.

     (b) From time to time and as appropriate in the servicing of any Home Equity Loan, including, without limitation, foreclosure or other comparable conversion of a Home Equity Loan or collection under any applicable Insurance Policy, the Indenture Trustee shall (except in the case of the payment or liquidation pursuant to which the related File is released to an escrow agent or an employee, agent or attorney of the Indenture Trustee), promptly upon request of the Servicer and delivery to the Indenture Trustee of a Servicer's Trust Receipt, release the related File to the Servicer and shall execute such documents as shall be necessary to the prosecution of any such proceedings, including, without limitation, an assignment without recourse of the related Mortgage to the Servicer. The Indenture Trustee shall complete in the name of the Indenture Trustee any endorsement in blank on any Mortgage Note prior to releasing such Mortgage Note to the Servicer. Such receipt shall obligate the Servicer to return the File to the Indenture Trustee when the need therefor by the Servicer no longer exists unless the Home Equity Loan shall be liquidated, in which case, upon receipt of the liquidation information, in physical or electronic form, a copy of the Servicer's Trust Receipt shall be released by the Indenture Trustee to the Servicer.

     (c) In all cases where the Servicer needs the Indenture Trustee to sign any document or to release a File within a particular period of time, the Servicer shall notify an Authorized Officer of the Indenture Trustee by telephone of such need and the Indenture Trustee shall thereupon use its best efforts to comply with the Servicer's needs, but in any event will comply within two Business Days of such request.

     Section 4.15 Servicing Compensation. As compensation for its activities hereunder, the Servicer shall be entitled to retain the amount of the Servicing Fee with respect to each Home Equity Loan. Additional servicing compensation in the form of prepayment charges, release fees, bad check charges, assumption fees, late payment charges, and any other servicing-related fees, Net Liquidation Proceeds not required to be deposited in the Collection Account pursuant to Section 4.8(c)(iii) and similar items may, to the extent collected from Mortgagors, be retained by the Servicer.

     Section 4.16 Annual Statement as to Compliance. The Servicer, at its own expense, will deliver to the Indenture Trustee, the Owner Trustee, the Depositor and the Credit Enhancer, on or before the last day of April of each year, commencing in 1998, an Officer's Certificate stating, as to each signer thereof, that (i) a review of the activities of the Servicer during such preceding calendar year and of performance under this Agreement has been made under such officer's supervision, and (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officer and the nature and status thereof including the steps being taken by the Servicer to remedy such default. Any Subservicer which is not a Servicer Affiliate shall also deliver an annual statement as to compliance in the form described above or the Servicer shall cover their performance in their statement. These statements shall be available to the Noteholders and the Certificateholders upon written request.

     Section 4.17 Annual Independent Certified Public Accountants' Reports. On or before the last day of April of each year, commencing in 1998, the Servicer, at its own expense, shall cause to be delivered to the Indenture Trustee, the Owner Trustee, the Credit Enhancer and the Rating Agencies a letter or letters of a firm of independent, nationally recognized certified public accountants reasonably acceptable to the Credit Enhancer stating that such firm has, with respect to the Servicer's overall servicing operations (i) performed applicable tests in accordance with the compliance testing procedures as set forth in Appendix 3 of the Audit Guide for Audits of HUD Approved Nonsupervised Mortgagees or (ii) examined such operations in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, and stating such firm's conclusions relating thereto. These reports will be made available to the Noteholders and the Certificateholders upon written request.

     Section 4.18 Access to Certain Documentation and Information Regarding the Home Equity Loans. The Servicer shall provide to the Indenture Trustee, the Owner Trustee, the Depositor, the Credit Enhancer, and the supervisory agents and examiners (as required in the latter case by applicable state and federal regulations) of each of the foregoing access to the documentation regarding the Home Equity Loans, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer designated by it.

     Upon any change in the format of the computer tape maintained by the Servicer in respect of the Home Equity Loans, the Servicer shall deliver a copy of such computer tape to the Indenture Trustee and the Credit Enhancer and in addition shall provide a copy of such computer tape to the Indenture Trustee and the Credit Enhancer at such other times as the Indenture Trustee or the Credit Enhancer may request.

     Section 4.19 Assignment of Agreement. The Servicer may not assign its obligations under this Agreement, in whole or in part, unless (i) it shall have first obtained the written consent of the Indenture Trustee, the Owner Trustee, and the Credit Enhancer, and (ii) the Indenture Trustee, the Owner Trustee and Credit Enhancer shall have received a confirmation letter from the Rating Agencies confirming the rating of the Offered Certificates as AAA or its equivalent; provided, however, that any assignee must meet the eligibility requirements set forth in Section 7.1(f) hereof for a successor servicer.

     Section 4.20 ARMs. (a) The Servicer shall enforce each ARM and Convertible ARM in accordance with its terms and shall timely calculate, record, report and apply all interest rate adjustments in accordance with the related Mortgage Note. The Servicer's records shall, at all times, reflect the then Loan Rate and monthly payment and the Servicer shall timely notify the Mortgagor of any changes to the Loan Rate or the Mortgagor's monthly payment. If the Servicer fails to make either a timely or accurate adjustment to the Loan Rate or monthly payment or to notify the Mortgagor of such adjustments, the Servicer shall pay from its own funds any shortage. If the Servicer's failure to make a scheduled change affects the Issuer's rights to make future adjustments under the terms of the ARM or Convertible ARM, the Servicer shall repurchase the ARM or Convertible ARM in accordance with the provisions of the last sentence of Section 4.13(f). Any amounts paid by the Servicer pursuant to this Section shall not be an advance and shall not be reimbursable from the proceeds of any Home Equity Loan.

     (b) The Indenture Trustee, as the holder of the Mortgage Notes, hereby authorizes and directs the Servicer, on behalf of the Indenture Trustee, to determine the fixed rates into which Mortgagors having Convertible ARMs may convert the adjustable rates on their Mortgage Notes upon compliance with the terms thereof. The Servicer agrees to determine such rates, and otherwise administer the program as contemplated in the Mortgage Notes for the Convertible ARMS.

     Section 4.21 Inspections by Certificate Insurer and Account Parties; Errors and Omissions Insurance. (a) At any reasonable time and from time to time upon reasonable notice, the Credit Enhancer, the Indenture Trustee, the Owner Trustee or any agents or representatives thereof may inspect the Servicer's servicing operations and discuss the servicing operations of the Servicer with any of its officers or directors. The costs and expenses incurred by the Servicer or its agents or representatives in connection with any such examinations or discussions shall be paid by the Servicer.

     (b) The Servicer agrees to maintain errors and omissions coverage and a fidelity bond, each at least to the extent required by Section 305 of Part I of the FNMA Guide or any successor provision thereof.

     Section 4.22 Financial Statements. The Servicer understands that, in connection with the transfer of the Notes and the Certificates, Noteholders and Certificateholders may request that the Servicer make available to prospective Noteholders and Certificateholders any quarterly unaudited financial statement of the Servicer for the then-current fiscal year and annual audited financial statements of the Servicer for one or more of the most recently completed five fiscal years for which such statements are available, which request shall not be unreasonably denied. Such financial statements shall also be supplied to the Credit Enhancer.

     The Servicer also agrees to make available on a reasonable basis to the

Depositor, the Credit Enhancer, any Noteholder or Certificateholder or any prospective Noteholder or Certificateholder a knowledgeable financial or accounting officer for the purpose of answering reasonable questions respecting recent developments affecting the Servicer or the financial statements of the Servicer and to permit the Depositor, the Credit Enhancer, any Noteholder or Certificateholder or any prospective Noteholder or Certificateholder to inspect the Servicer's servicing facilities during normal business hours for the purpose of satisfying the Depositor, the Credit Enhancer, any Noteholder or Certificateholder or such prospective Noteholder or Certificateholder that the Servicer has the ability to service the Home Equity Loans in accordance with this Agreement.

     Section 4.23 The Designated Depository Institution. The Servicer shall give the Depositor, the Indenture Trustee, the Owner Trustee and the Credit Enhancer
(a) at least thirty days' prior written notice of any anticipated change of the Designated Depository Institution and (b) written notice of any change in the ratings of the Designated Depository Institution of which the Servicer is aware, within two Business Days after discovery.

     Section 4.24 Appointment of Custodian. If the Servicer determines that the Indenture Trustee is unable to deliver Files to the Servicer as required pursuant to Section 4.14 hereof, the Servicer shall so notify the Depositor, the Credit Enhancer, the Rating Agencies, the Owner Trustee and the Indenture Trustee, and make request that a custodian acceptable to the Servicer and the Credit Enhancer be appointed to retain custody of the Files on behalf of the Indenture Trustee. The Indenture Trustee and the Depositor agree to co-operate reasonably with the Servicer in connection with the appointment of such custodian. The Depositor shall pay all reasonable fees and expenses of such custodian.

                                   ARTICLE V.

                         Distributions; Reserve Account;
                Statements to Certificateholders and Noteholders

     Section 5.1 Establishment of Accounts. (a) The Depositor hereby directs the Indenture Trustee to create the Payment Account and the Insured Payment Account. Each such Account shall be maintained as a segregated trust account at a Designated Depository Institution to be held in the name of the Issuer for the benefit of the Noteholders and the Credit Enhancer.

     (b) The Depositor hereby directs the Indenture Trustee to create the Funding Account and the Capitalized Interest Account. Each such Account shall be maintained as a segregated account with the Indenture Trustee to be held for the benefit of the related Noteholders and Certificateholders as provided herein and the Credit Enhancer.

     (c) The Depositor hereby directs the Indenture Trustee to create the Reserve Account, including the [Spread Sub-Account], to be maintained as a segregated account at a Designated Depository Institution to be held for the benefit of the Noteholders and the Certificateholders.

     Section 5.2 Flow of Funds. (a) Upon receipt, the Indenture Trustee shall deposit (i) the Monthly Remittance remitted by the Servicer pursuant to Section 4.8(d)(iii) hereof, plus any related Substitution Adjustment Amounts and any related Loan Purchase Prices received by the Indenture Trustee pursuant to the terms hereof, to the Payment Account [or [to the Owner Trustee for deposit in] the Certificate Distribution Account, as applicable], (ii) the Reserve Account Initial Deposit, if any, to the Reserve Account, (iii) the amount of any Insured Payment (other than Insured Payments in respect of amounts described in clause
(ii) of the definition of Insured Payment) to the Insured Payment Account, (iv) on the Closing Date, the Original Funded Amount in the Funding Account, and (v) on the Closing Date, the applicable Original Capitalized Interest Deposit in the Capitalized Interest Account. Insured Payments in respect of amounts described in clause (ii) of the definition of Insured Payment shall be paid by the Credit Enhancer to the Indenture Trustee for distribution to the Noteholders who have complied with the provisions of [Section 5.2(m)], in the same manner as distributions with respect to the Securities.

     (b) (i) On each Deposit Date, the Indenture Trustee shall withdraw from the Funding Account any Funding Earnings on the amounts on deposit therein and deposit such Funding Earnings in the Capitalized Interest Account. On each Deposit Date, the Indenture Trustee shall withdraw from the Funding Account an amount equal to 100% of the Original Principal Balance of each Additional Loan to be included, on such Deposit Date, and, subject to the next succeeding sentence, pay such amounts to or upon the order of the Depositor. From the amount withdrawn from the Funding Account, the Indenture Trustee shall (w) deduct the amount of the related Additional Deposit, if any, [(x) deposit such Additional Deposit in the Spread Sub-Account,] and (y) pay the remaining amount withdrawn from the Funding Account to or upon the order of the Depositor. On the final Funding Payment Date, if any amounts remain in the Funding Account after the withdrawals specified above in this Section 5.2(b), (A) the Indenture Trustee shall withdraw such amounts and deposit them in the Payment Account [or the Certificate Distribution

Account, as applicable], (B) if such aggregate amount is less than $100,000, it will be distributed as a Prepayment and allocated among the [Noteholders and Certificateholders] as part of the applicable Principal Distribution Amount, and
(C) if such aggregate amount is greater than or equal to $100,000, such amount will be distributed to the [Noteholders], pro rata on the basis of Security Balances of all Notes, and the Funding Account shall be closed. The Indenture Trustee shall maintain records of the amounts in the Funding Account.

     (ii) On each Funding Payment Date, the Indenture Trustee shall transfer from the Capitalized Interest Account to the Payment Account [or the Certificate Distribution Account, as applicable,] the applicable Capitalized Interest Requirement for such Funding Payment Date. In addition, on each Deposit Date, other than as provided in the next sentence, the Servicer shall deliver to the Indenture Trustee, and the Indenture Trustee shall deposit in the Capitalized Interest Account, any Underfunded Amount. On the earlier to occur of the Deposit

Date on which the Funding Period ends and the final Funding Payment Date, after giving effect to the transfers, if any, described in the preceding sentences, any amounts remaining in the Capitalized Interest Account shall be withdrawn by the Indenture Trustee and paid to _________, and such Capitalized Interest Account shall be closed.

     (c) If, on any Payment Date, the amount then on deposit in the Payment Account or the Certificate Distribution Account, as applicable, is insufficient to pay the full amount of (i) the Premium Payment, the Indenture Trustee's Fee or the Owner Trustee's Fee on such Payment Date, and (ii) the Total Distribution Amount, the Indenture Trustee shall withdraw the amount of such insufficiency from the Reserve Account, to the extent of the amounts, if any, on deposit therein and deposit such amounts in the applicable Account.

     (d) On each Payment Date after the transfers pursuant to clause (c) above and before any other distributions, the Indenture Trustee shall, from amounts then on deposit in the appropriate Account (i) pay to the Credit Enhancer the Premium Payment then due and (ii) pay to the Indenture Trustee and the Owner Trustee, the Indenture Trustee's Fee and the Owner Trustee's Fee, as applicable, then due.

     (e) On each Payment Date after the transfers and distributions pursuant to clauses (c) and (d) and before any other distributions, the Indenture Trustee shall make the following transfers and distributions in the priority indicated from the Available Funds then on deposit in the appropriate Account, to the extent of the Total Distribution Amount:

          (i) to the Payment Account, from the Total Distribution Amount, the Noteholders' Interest Distributable Amount;

          (ii) to the Payment Account, from the Total Distribution Amount, remaining after the application of clause (i), the Noteholders' Principal Distributable Amount;

          (iii) if amounts withdrawn from the Funding Account are to be distributed pursuant to Section 5.2(b)(i)(C), to the Payment Account;

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

          (iv) to the Credit Enhancer, any unreimbursed Reimbursement
     Obligations;

          (v) [to the Owner Trustee] for deposit in the Certificate Distribution Account, from the Total Distribution Amount remaining after the application of clauses (i) through (iv), the Certificateholders' Interest Distributable Amount;

          (vi) [to the Owner Trustee] for deposit in the Certificate Distribution Account, from the Total Distribution Amount remaining after the application of clauses (i) through (v), the Certificateholders' Principal Distributable Amount; and


          (vii) to the Indenture Trustee for deposit in the Reserve Account, from the Total Distribution Amount, the amounts remaining after the application of clauses (i) through (vi) above provided, however, that following the occurrence of an Event of Default pursuant to [Section 5.1(i), 5.1(ii), 5.1(iv) or 5.1(v)] of the Indenture, an acceleration of the Notes pursuant to Section 5.02 of the Indenture amounts on deposit in the Collection Account will be deposited in the Payment Account to the extent necessary to pay accrued and unpaid interest on the Notes and then, to the extent funds are available therefore, principal on the Notes until the principal balance of the Notes has been reduced to zero, before any amounts are deposited in the Certificate Distribution Account. Following the payment in full of the Notes, amounts on deposit in the Collection Account will be deposited in the Certificate Distribution Account to the extent necessary to pay accrued and unpaid interest on the Certificates and then, to the extent funds are available therefore, principal on the Certificates until the principal balance thereof has been reduced to zero.

     (f) The Indenture Trustee shall (i) receive as attorney-in-fact of the Notes any Insured Payment from the Credit Enhancer, (ii) shall deposit the Insured Payment to the Insured Payment Account and (iii) shall disburse the same from the Insured Payment Account to the Payment Account and the Noteholders as set forth in Section 5.2(e) hereof. Insured Payments disbursed by the Indenture Trustee from proceeds of the Credit Enhancement Instrument shall not be considered payment by the Issuer with respect to the Notes and the Credit Enhancer shall become the owner of such unpaid amounts due from the Issuer in respect of Insured Payments as the deemed assignee of such Notes, as hereinafter provided. The Indenture Trustee, on behalf of each Noteholder, hereby agrees for the benefit of the Credit Enhancer that it recognizes that to the extent the Credit Enhancer pays Insured Payments, either directly or indirectly (as by paying through the Indenture Trustee), to the Insured Payment Account, the Credit Enhancer (x) will be surrogated to the rights of the Noteholders, with respect to such Insured Payment, (y) shall be deemed to the extent of the payments so made to be an owner of such Notes and (z) shall receive future distributions of the applicable Distribution Amount until all such Insured Payments by the Credit Enhancer have been fully reimbursed, as described in the following paragraph. The Credit Enhancer shall not acquire any voting rights hereunder as a result of such subrogation, except as otherwise described herein.

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

     It is understood and agreed that the intention of the parties is that the Credit Enhancer shall not be entitled to reimbursement on any Payment Date for amounts previously paid by it unless on such Payment Date the Noteholders shall also have received the full amount of the related Distribution Amount for such Payment Date.

     (g) Subject to the terms and conditions of the Credit Enhancement Instrument, the Credit Enhancer will pay any Insured Payment that is a Preference Amount (as defined below) on the Business Day (as defined in the Policy) following receipt on a Business Day by the Fiscal Agent of (i) a certified copy of the order requiring the return of the preference payment, (ii) an opinion of counsel satisfactory to the Credit Enhancer that such order is final and not subject to appeal, (iii) an assignment in such form as is reasonably required by the Credit Enhancer, irrevocably assigning to the Credit Enhancer all rights and claims of the Noteholder relating to or arising under the Notes against the debtor which made such preference payment or otherwise with respect to such preference payment and (iv) appropriate instruments to effect the appointment of the Credit Enhancer as agent for such Noteholder in any legal proceeding related to such preference payment, such instruments being in a form satisfactory to the Credit Enhancer, provided that if such documents are received after 12:00 noon New York City time on such Business Day, they will be deemed to be received on the following Business Day. Such payments shall be disbursed to the receiver or trustee in bankruptcy named in the final order of the court exercising jurisdiction on behalf of the Noteholder and not to any Owner directly unless such Noteholder has returned principal or interest paid on the Obligations to such receiver or trustee in bankruptcy, in which case such payment shall be disbursed to such Noteholder.

     "Preference Amount" means any amount previously distributed to an Owner of a Note that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to the United States Bankruptcy Code (11 U.S.C.), as amended from time to time in accordance with a final nonappealable order of a court having competent jurisdiction.

     In no event shall the Credit Enhancer pay more than one Insured Payment in respect of any Preference Amount. Consequently, a Noteholder shall not be entitled to reimbursement with respect to any final order relating to the Noteholder's receipt of funds representing Insured Payments made by the Credit Enhancer.

     Each Noteholder, by its purchase of a Note, the Servicer and the Indenture Trustee hereby agree that the Credit Enhancer may, after making payment of the Preference Amounts or acknowledging to Noteholders its obligation to make payment of any Preference Amounts, at any time thereafter during the continuation of any proceeding relating to a preference claim direct all matters relating to such preference claim, including, without limitation, the direction of any appeal of any order relating to such preference claim and the posting of any surety, supersedes or performance bond pending any such appeal. In addition and without limitation of the foregoing, the Credit Enhancer, after making payment of the Preference Amounts, shall be surrogated to the rights of the Servicer, the Indenture Trustee, the Owner Trustee and each Noteholder [and Certificateholder] in the conduct of any such preference claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such preference claim. Any expenses incurred in complying with the direction of the Credit Enhancer shall be borne solely by the Credit Enhancer.

     Section 5.3 Investment of Accounts. (a) All or a portion of each Account (other than the Insured Payment Account and the Certificate Distribution Account) shall be invested and reinvested by the Indenture Trustee in the name of the Indenture Trustee for the benefit of the related Noteholders and Certificateholders, as directed in writing (i) by the Depositor, with respect to the Payment Account, or (ii) by the Servicer with respect to the Reserve Account, the Funding Account and the Capitalized Interest Account, in one or more Eligible Investments bearing interest or sold at a discount. Amounts in the Insured Payment Accounts shall not be invested. [Amounts in the Certificate Distribution Account shall be invested and reinvested by the [Owner Trustee]]. No investment in any Account shall mature later than the Business Day immediately preceding the next Payment Date and every investment shall be held until maturity; provided that Eligible Investments which are obligations of the Indenture Trustee may mature on the next Payment Date.

     (b) Subject to Section ___ of the Indenture, the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any Account held by the Indenture Trustee resulting from any loss on any Eligible Investment included therein (except to the extent that the bank serving as Indenture Trustee is the obligor thereon).

     (c) If the Servicer or the Depositor, as the case may be, shall have failed to give investment directions to the Indenture Trustee, then the Indenture Trustee shall invest the funds in the related Account in commercial paper that qualifies as an Eligible Investment.

     (d) All income or other gain from investments in any Account held by the Indenture Trustee shall be deposited in such Account immediately on receipt, and any loss resulting from such investments shall be charged to such Account.

     Section 5.4 Eligible Investments. The following are Eligible Investments:

          (a) Direct general obligations of the United States or the obligations of any agency or instrumentality of the United States, the timely payment or the guarantee of which constitutes a full faith and credit obligation of the United States.

          (b) Federal Housing Administration debentures, but excluding any such securities whose terms do not provide for payment of a fixed dollar amount upon maturity or call for redemption.

          (c) FHLMC senior debt obligations, but excluding any such securities whose terms do not provide for payment of a fixed dollar amount upon maturity or call for redemption.

          (d) Federal Home Loan Banks' consolidated senior debt obligations, but excluding any such securities whose terms do not provide for payment of a fixed dollar amount upon maturity or call for redemption.

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

          (e) FNMA senior debt obligations, but excluding any such securities whose terms do not provide for payment of a fixed dollar amount upon maturity or call for redemption.


          (f) Federal funds, certificates of deposit, time and demand deposits, and bankers' acceptances (having original maturities of not more than 365 days) of any domestic bank, the short-term debt obligations of which have been rated A-1 or better by S&P and P-1 by Moody's.

          (g) Deposits of any bank or savings and loan association which has combined capital, surplus and undivided profits of at least $3,000,000 which deposits are not in excess of the applicable limits insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC, provided that the long-term deposits of such bank or savings and loan association are rated at least "BBB" by S&P and "Baa3" by Moody's.

          (h) Commercial paper (having original maturities of not more than 270 days) rated A-1 or better by S&P and P-1 by Moody's.

          (i) Investments in money market funds rated AAAm or AAAm-G by S&P and Aaa by Moody's.

provided that no instrument described above is permitted to evidence either the right to receive (a) only interest with respect to obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described above may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to stated maturity.

     Section 5.5 Reports to Noteholders, Certificateholders and Depositor. (a) On each Payment Date, the Indenture Trustee shall report in writing to each Noteholder of record, to each Paying Agent, if any, to the Owner Trustee for the Owner Trustee to forward to each Certificateholder of record, and to the Depositor, with a copy to the Credit Enhancer and the Rating Agencies:

          (i) the amount of the distribution allocable to principal of the Notes and to the Certificate Balance of the Certificates;

          (ii) the amount of such distribution allocable to interest on or with respect to the Notes and to the Certificates;

          (iii) the amount of such distribution allocable to principal on the related Home Equity Loans, separately identifying the scheduled payments and the aggregate amount of any Prepayments or other unscheduled recoveries of principal included therein;

          (iv) the amount of such distributions allocable to interest on the related Home Equity Loans;

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

          (v) the aggregate outstanding principal balance of the Notes and the Note Pool Factor, in each case after giving effect to any payment of principal on such Payment Date;

          (vi) the total of any Substitution Adjustment Amounts and any Loan Purchase Prices included in such distribution;

          (vii) the amount on deposit in the Reserve Account as of such Payment Date, the Specified Reserve Account Requirement as of such Payment Date, and the amount of any addition or withdrawal from the Reserve Account since the last Payment Date;

          (viii) the amount of any Insured Payment included in distributions on the Notes on such Payment Date;

          (ix) the amount of the Servicing Fee paid with respect to such Payment Date;

          (x) the total dollar amount of losses realized during the preceding month, the cumulative losses since the Closing Date and each expressed as a percentage of the Original Loan Balance;

          (xi) as of such Payment Date, the Cumulative Reserve Account Withdrawals;

          (xii) the Pass-Through Rate for the Notes for the Accrual Period preceding such Payment Date and the Note LIBOR Rate for such Accrual Period;

          (xiii) the Note LIBOR Rate for the Accrual Period beginning on such Payment Date;

          (xiv) the weighted average Loan Rate of the Home Equity Loans as of the last day of the preceding calendar month; and

          (xv) the weighted average of the remaining term of the Home Equity Loans as of the last day of the preceding calendar month.

     The Indenture Trustee shall report in writing to the Certificate Insurer on each Payment Date, the following information: the Noteholders' Interest Shortfall Amount, the Noteholders' Principal Shortfall Amount and the Noteholders' Carry-Forward Amount; provided, however, that the Indenture Trustee shall not be responsible to recompute, recalculate or verify any information provided to it by the Servicer. The obligations of the Indenture Trustee under this Section are conditioned upon such information being received from the Servicer pursuant to Section 4.8(d)(ii) hereof.

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

     (b) In addition, on each Payment Date the Indenture Trustee will disseminate to each Noteholder of record, to each Paying Agent, if any, to the Owner Trustee for the Owner Trustee to forward to each Certificateholder of Record, and to the Depositor, with a copy to the Credit Enhancer and the Rating Agencies, together with the information described in Section 5.5 (a) above, the following information as of the close of business on the related Record Date, which is required to be prepared by the Servicer and furnished to the Indenture Trustee pursuant to Section 4.8(d)(ii) hereof for such purpose on or prior to the related Remittance Date:

          (i) the total number of Home Equity Loans and the aggregate Loan Balances thereof, together with the number and aggregate principal balances of Home Equity Loans (a) 30-59 days Delinquent, (b) 60-89 days Delinquent and (c) 90 or more days Delinquent;

          (ii) the number and aggregate principal balances of all Home Equity Loans in foreclosure proceedings (and whether any such Home Equity Loans are also included in any of the statistics described in the foregoing clause (i));

          (iii) the number and aggregate principal balances of all Home Equity Loans relating to Mortgagors in bankruptcy proceedings (and whether any such Home Equity Loans are also included in any of the statistics described in the foregoing clauses (i) and (ii));

          (iv) the number and aggregate principal balances of all Home Equity Loans relating to REO Properties (and whether any such Home Equity Loans are also included in any of the statistics described in the foregoing clauses (i), (ii) and (iii));

          (v) the number and aggregate Loan Balances of all Home Equity Loans as to which foreclosure proceedings were commenced during the prior Remittance Period;

          (vi) a schedule regarding cumulative foreclosures since the Cut-off Date;

          (vii) the book value of any REO Property and any income received from REO Properties during the prior Remittance Period;

          (viii) the Pool Principal Balance;

          (ix) as of each Remittance Date, Delinquency Advances and Servicing Advances;

          (x) for each Home Equity Loan which is an REO Property, the Loan Balance of such Home Equity Loan, the value of the Mortgaged Property, the value established by any new appraisal, the estimated cost of disposing of the Home Equity Loan and the amount of any unreimbursed Delinquency Advances and Servicing Advances;

          (xi) for each Home Equity Loan which is in foreclosure, the Loan Balance of such Home Equity Loan, the value of the Mortgaged Property, the

     Loan-to-Value Ratio as of the date of origination, the Loan-to-Value Ratio as of the close of business on the last day of the calendar month next preceding such Payment Date and the last paid-to date; and

          (xii) the number and aggregate Loan Balances of Delinquent Home Equity Loans purchased by the Servicer during the related Remittance Period pursuant to Section 4.13(f).

     (c) On each Payment Date, the Indenture Trustee shall report in writing to the Owner Trustee, the Depositor, the Credit Enhancer and the Rating Agencies:

          (i) the amount of Cumulative Reserve Account Withdrawals immediately prior to such Payment Date and immediately after such Payment Date,

          (ii) the amount on deposit in the Reserve Account immediately after such Payment Date; and

          (iii) the Specified Reserved Account Requirement immediately prior to such Payment Date and immediately after such Payment Date.

     Section 5.6 Drawings under the Credit Enhancement Instrument and Reports by Trustee. (a) On each Determination Date, the Indenture Trustee shall determine, no later than 12:00 noon, California time, on such Determination Date, whether a Noteholders' Interest Shortfall Amount or a Noteholders' Principal Shortfall Amount has theretofore occurred and will remain uncured on the following Payment Date. If the Indenture Trustee determines that a Noteholders' Interest Shortfall Amount or a Noteholders' Principal Shortfall Amount has theretofore occurred and will remain uncured or will occur, the Indenture Trustee shall furnish the Credit Enhancer and the Depositor with a completed Notice in the form set forth as Exhibit A to the Credit Enhancement Instrument. The Notice shall specify the amount of Insured Payment and shall constitute a claim for an Insured Payment pursuant to the Credit Enhancement Instrument.

     (b) The Indenture Trustee shall report to the Depositor, the Credit Enhancer, the Owner Trustee and the Servicer with respect to the amounts then held in each Account and/or Sub-Account and the identity of the investments included therein, as the Depositor, the Credit Enhancer, the Owner Trustee or the Servicer may from time to time request. Without limiting the generality of the foregoing, the Indenture Trustee shall, at the request of the Depositor, the Credit Enhancer, the Owner Trustee or the Servicer, transmit promptly to the Credit Enhancer, the Depositor and the Servicer copies of all accountings of receipts in respect of the Home Equity Loans furnished to it by the Servicer.

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

     (c) From time to time, the Indenture Trustee shall promptly report to the Depositor and to the Credit Enhancer with respect to its actual knowledge, without independent investigation, of any inaccuracies of any of the statements set forth in Part II of Exhibit D hereto.

     Section 5.7 The Reserve Account. [(a) On the Closing Date, the Depositor shall deposit the Reserve Account Initial Deposit into the Reserve Account. In no circumstances will the Depositor be required to deposit from its own funds any amounts in the Reserve Account other than the Reserve Account Initial Deposit to be made on the Closing Date.

     (b) If the amount on deposit in the Reserve Account on any Distribution Date (after giving effect to any and all deposits and withdrawals therefrom on such Distribution Date) is greater than the Specified Reserve Account Balance for such Distribution Date, the Servicer shall instruct the Indenture Trustee to distribute, and the Indenture Trustee shall distribute, the amount of the excess to the Depositor. Amounts properly distributed to the Depositor pursuant to this
Section 5.6(b) shall be deemed released from the Issuer and the security interest therein granted to the Indenture Trustee and the Depositor shall in no event thereafter be required to refund any such distributed amounts.

     (c) Upon termination of the Issuer, after payment of all Reimbursement Obligations due to the Credit Enhancer under the terms hereof, funds in the Reserve Account shall be distributed as provided in Section __ hereof.]

     Section 5.8 Calculation of LIBOR. On each Interest Determination Date, until the Security Balances of the Notes has been reduced to zero, the Indenture Trustee will either (i) request each Reference Bank to inform the Indenture Trustee of the quotation offered by its principal London office for making one-month United States dollar deposits in leading banks in the London interbank market as of 11:00 a.m. (London time) on such Interest Determination Date, or
(ii) in lieu of making a request of the Reference Banks, the Indenture Trustee may rely on the quotations for those Reference Banks that appear at such time on the Reuters Screen LIBO Page, to the extent available.

     LIBOR for the next Accrual Period will be established by the Interest Trustee on each Interest Determination Date as follows:

          (a) If on any Interest Determination Date two or more Reference Banks provide such offered quotations, LIBOR for the next Accrual Period shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 1/16%).

          (b) If on any Interest Determination Date only one or none of the Reference Banks provides such offered quotations, LIBOR for the next Accrual Period shall be whichever is the higher of (i) LIBOR as determined on the previous Interest Determination Date or (ii) the Reserve Interest Rate. The "Reserve Interest Rate" shall be the rate per annum which the Indenture Trustee determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/16%) of the one-month United States dollar lending rates that New York City banks selected by the Indenture Trustee are quoting, on the relevant Interest Determination Date, to the principal London offices of at least two of the Reference Banks to which such quotations are, in the opinion of the Indenture Trustee, being so made, or (ii) in the event that the Indenture Trustee can determine no such arithmetic mean, the lowest one-month United States dollar lending rate which New York City banks selected by the Indenture Trustee are quoting on such Interest Determination Date to leading European banks.

          (c) If on the first Interest Determination Date, the Indenture Trustee is required but is unable to determine the Reserve Interest Rate in the manner provided in paragraph (b) above, LIBOR shall be _______%.

     Until the Notes are paid in full, the Indenture Trustee will at all times retain at least four Reference Banks for the purpose of determining LIBOR with respect to each Interest Determination Date. Each Reference Bank shall (i) be a leading bank engaged in transactions in Eurodollar deposits in the international Eurocurrency market, (ii) not be an Affiliate of the Depositor and (iii) have an established place of business in London. If any such Reference Bank should be unwilling or unable to act as such or if the Indenture Trustee should terminate the appointment of any such Reference Bank, the Indenture Trustee will promptly appoint another leading bank meeting the criteria specified above. None of the Depositor, the Servicer or the Indenture Trustee shall have any liability or responsibility to any Person for (i) the selection of any Reference Bank for purposes of determining LIBOR or (ii) any inability to retain at least four Reference Banks which is caused by circumstances beyond their reasonable control.

     In determining LIBOR and the Pass-Through Rate for the Notes, the Indenture Trustee may conclusively rely and shall be protected in relying upon the offered quotations (whether written, oral or on the Reuters Screen) from the Reference Banks or the New York City banks as to LIBOR or the Reserve Interest Rate, as appropriate, in effect from time to time. None of the Depositor, the Servicer, the Credit Enhancer or the Indenture Trustee shall have any liability or responsibility to any Person for (i) the Indenture Trustee's selection of New York City banks for purposes of determining any Reserve Interest Rate or (ii) the Indenture Trustee's inability, following a good-faith reasonable effort, to obtain such quotations from the Reference Banks or the New York City banks or to determine such arithmetic mean, all as provided for in this Section 5.8.

     The establishment of LIBOR and the Pass-Through Rate for the Notes by the Indenture Trustee shall (in the absence of manifest error) be final, conclusive and binding upon each Holder of a Note, the Depositor, the Servicer and the Credit Enhancer.

                                   ARTICLE VI.

                           The Depositor; The Servicer

     Section 6.1 Respective Liabilities of the Depositor and the Servicer

     Each of the Depositor and the Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by each of them herein.

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


     Section 6.2 Merger or Consolidation of the Depositor or the Servicer

     The Depositor and the Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the United States or under the laws of one of the states thereof and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Home Equity Loans and to perform its respective duties under this Agreement.

     Any Person into which the Depositor or the Servicer may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Depositor or the Servicer shall be a party, or any person succeeding to the business of the Depositor or the Servicer, shall be the successor of the Depositor or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Servicer meet the qualifications set forth in Section 7.1(f).

     Section 6.3 Limitation on Liability of the Depositor, the Servicer and Others.

     Neither the Depositor, the Servicer nor any of the directors, officers, employees or agents of the Depositor or the Servicer shall be under any liability to the Securityholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Servicer or any such Person against any breach of representations or warranties made by it herein or protect the Depositor, the Servicer or any such Person from any liability which would otherwise be imposed by reasons of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Servicer and any director, officer, employee or agent of the Depositor or the Servicer shall be indemnified by the Issuer and held harmless against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to this Agreement, the Notes or the Certificates, other than any loss, liability or expense related to any specific Home Equity Loan or Home Equity Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. Neither the Depositor nor the Servicer shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor, or the Servicer may in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Indenture Trustee, the Owner Trustee, the Credit Enhancer and the

Securityholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Issuer, and the Depositor and the Servicer shall be entitled to be reimbursed therefor out of the Collection Account.

                                  ARTICLE VII.

                               Removal of Servicer

     Section 7.1 Removal of Servicer; Resignation of Servicer. (a) The Indenture Trustee, with the consent of the Credit Enhancer and the Owner Trustee or the Credit Enhancer may remove the Servicer upon the occurrence of any of the following events (each, an "Event of Default"):

          (i) The Servicer shall (I) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian or similar entity with respect to itself or its property, (II) admit in writing its inability to pay its debts generally as they become due, (III) make a general assignment for the benefit of creditors, (IV) be adjudicated a bankrupt or insolvent, (V) commence a voluntary case under the federal bankruptcy laws of the United States of America or file a voluntary petition or answer seeking reorganization, an arrangement with creditors or an order for relief or seeking to take advantage of any insolvency law or file an answer admitting the material allegations of a petition filed against it in any bankruptcy, reorganization or insolvency proceeding or (VI) cause corporate action to be taken by it for the purpose of effecting any of the foregoing; or

          (ii) If without the application, approval or consent of the Servicer, a proceeding shall be instituted in any court of competent jurisdiction, under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking in respect of the Servicer an order for relief or an adjudication in bankruptcy, reorganization, dissolution, winding up, liquidation, a composition or arrangement with creditors, a readjustment of debts, the appointment of a trustee, receiver, liquidator or custodian or similar entity with respect to the Servicer or of all or any substantial part of its assets, or other like relief in respect thereof under any bankruptcy or insolvency law, and, if such proceeding is being contested by the Servicer in good faith, the same shall (A) result in the entry of an order for relief or any such adjudication or appointment or (B) continue undismissed or pending and unstayed for any period of seventy-five (75) consecutive days; or

          (iii) The Servicer shall fail to perform any one or more of its obligations hereunder (other than its obligations referenced in clauses
     (vi) and (vii) below) and shall continue in default thereof for a period of thirty (30) days after the earlier to occur of (x) the date on which an Authorized Officer of the Servicer knows or reasonably should know of such failure or (y) receipt by the Servicer of a written notice from the

     Indenture Trustee, the

     Owner Trustee, any Securityholder, the Depositor or the Credit Enhancer of said failure; provided, however, that if the Servicer demonstrates to the reasonable satisfaction of the Credit Enhancer that it is diligently pursuing corrective action, the cure period shall be extended for up to an additional 60 days; or

          (iv) The Servicer shall fail to cure any breach of any of its representations and warranties set forth in Section 3.2 which materially and adversely affects the interests of the Noteholders, the Certificateholders or Credit Enhancer for a period of thirty (30) days after the earlier of (x) the date on which an Authorized Officer of the Servicer knows or reasonably should know of such breach or (y) receipt by the Servicer of a written notice from the Indenture Trustee, the Owner Trustee, any Noteholder or Certificateholder, the Depositor or the Credit Enhancer of such breach; provided, however, that if the Servicer demonstrates to the reasonable satisfaction of the Credit Enhancer that it is diligently pursuing corrective action, the cure period shall be extended for up to an additional 30 days; or

          (v) If the Credit Enhancer pays out any money under the Credit Enhancement Instrument, or if the Credit Enhancer otherwise funds any shortfall with its own money, because the amounts available to the Indenture Trustee (other than from the Credit Enhancer) are insufficient to make required distributions on the Notes; provided, however, that the Servicer may not be removed under this clause (v) if the Servicer can demonstrate to the reasonable satisfaction of the Indenture Trustee and the Credit Enhancer that such event was due to circumstances beyond the control of the Servicer; or

          (vi) The failure by the Servicer to make any required Servicing Advance for a period of 30 days following the earlier of (x) the date on which an Authorized Officer of the Servicer knows or reasonably should know of such failure or (y) receipt by the Servicer of a written notice from the Indenture Trustee, the Owner Trustee, any Securityholder, the Depositor or the Credit Enhancer of such failure; or

          (vii) The failure by the Servicer to make any required Delinquency Advance, to pay any Compensating Interest or to pay over the Monthly Remittance, Loan Purchase Prices and Substitution Adjustment Amounts or, so long as the Servicer is an Affiliate of the Depositor, the failure by any Originator to pay any required Loan Purchase Price or Substitution Adjustment Amount;

provided, however, that (x) prior to any removal of the Servicer pursuant to clauses (ii) through (iv) and (vi) of this Section 7.1(a), any applicable grace period granted by any such clause shall have expired prior to the time such occurrence shall have been remedied and (y) in the event of the refusal or inability of the Servicer to comply with its obligations described in clause (vii) above, such removal shall be effective (without the requirement of any action on the part of the Depositor, the Credit Enhancer or of the Trustees) at 4 p.m. on the second Business Day following the day on which the Indenture Trustee notifies an Authorized Officer of the Servicer that a required amount described in clause (vii) above has not been received by the Indenture Trustee, unless the required amount described in clause (vii) above is paid by the Servicer prior to such time. Upon the Indenture Trustee's determination that a required amount described in clause
(vii) above has not been made by the Servicer, the Indenture Trustee shall so notify an Authorized Officer of the Servicer, the Depositor, the Owner Trustee, and the Credit Enhancer, as soon as is reasonably practical.

     (b) The Servicer shall not resign from the obligations and duties hereby imposed on it, except upon determination that its duties hereunder are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it, the other activities of the Servicer so causing such a conflict being of a type and nature carried on by the Servicer at the date of this Agreement. Any such determination permitting the resignation of the Servicer shall be evidenced by an opinion of counsel to such effect which shall be delivered to the Indenture Trustee, the Owner Trustee, the Depositor and the Certificate Insurer.

     (c) No removal or resignation of the Servicer shall become effective until the Indenture Trustee or a successor servicer shall have assumed the Servicer's responsibilities and obligations in accordance with this Section.

     (d) Upon removal or resignation of the Servicer, the Servicer also shall promptly deliver or cause to be delivered to a successor servicer or the Indenture Trustee all the books and records (including, without limitation, records kept in electronic form) that the Servicer has maintained for the Home Equity Loans, including all tax bills, assessment notices, insurance premium notices and all other documents as well as all original documents then in the Servicer's possession.

     (e) Any collections received by the Servicer after removal or resignation shall be endorsed by it to the Indenture Trustee and remitted directly and immediately to the Indenture Trustee or the successor Servicer.

     (f) Upon removal or resignation of the Servicer, the Indenture Trustee (x) may solicit bids for a successor servicer as described below, and (y) pending the appointment of a successor Servicer as a result of soliciting such bids, shall serve as Servicer. The Indenture Trustee, if it serves as successor Servicer, shall be entitled to a Servicing Fee calculated at the applicable Servicing Fee Rate and payable on a monthly basis. The Indenture Trustee shall, if it is unable to obtain a qualifying bid and is prevented by law from acting as Servicer, appoint, or petition a court of competent jurisdiction to appoint, any housing and home finance institution, bank or mortgage servicing institution which has been designated as an approved seller-servicer by FNMA or

FHLMC for first and second mortgage loans and having equity of not less than $15,000,000, as determined in accordance with generally accepted accounting principles, and acceptable to the Credit Enhancer as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. The compensation of any successor servicer (including, without limitation, the Indenture Trustee) so appointed shall be the aggregate Servicing Fees, together with the other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in Sections 4.8 and 4.15; provided, however, that if the Indenture Trustee acts as successor Servicer then the Depositor agrees to pay to the Indenture Trustee at such time that the Indenture Trustee becomes such successor Servicer a set up fee of twenty-five dollars ($25.00) for each Home Equity Loan, if any, then included in the Trust. The Indenture Trustee shall be obligated to serve as successor Servicer whether or not the $25.00 fee described in the preceding sentence is paid by the Depositor, but shall in any event be entitled to receive, and to enforce payment of, such fee from the Depositor.

     (g) In the event the Indenture Trustee solicits bids as provided above, the Indenture Trustee shall solicit, by public announcement, bids from housing and home finance institutions, banks and mortgage servicing institutions meeting the qualifications set forth above. Such public announcement shall specify that the successor Servicer shall be entitled to the full amount of the aggregate Servicing Fees as servicing compensation, together with the other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in Sections 4.8 and 4.15. Within thirty days after any such public announcement, the Indenture Trustee shall, with the consent of the Credit Enhancer, negotiate and effect the sale, transfer and assignment of the servicing rights and responsibilities hereunder to the qualified party submitting the highest satisfactory bid. The Indenture Trustee shall deduct from any sum received by the Indenture Trustee from the successor to the Servicer in respect of such sale, transfer and assignment all costs and expenses of any public announcement and of any sale, transfer and assignment of the servicing rights and responsibilities hereunder. After such deductions, the remainder of such sum shall be paid by the Trustee to the Servicer at the time of such sale, transfer and assignment to the Servicer's successor.

     (h) The Indenture Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicer agrees to cooperate with the Indenture Trustee and any successor Servicer in effecting the termination of the Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Trustee or such successor Servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Servicer's functions hereunder and shall promptly also transfer to the Trustee or such successor Servicer, as applicable, all amounts which then have been or should have been deposited in the Collection Account by the Servicer or which are thereafter received with respect to the Home Equity Loans. Neither the Indenture Trustee nor any other successor Servicer shall be held liable by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Servicer.

     (i) The Indenture Trustee or any other successor Servicer, upon assuming the duties of Servicer hereunder, shall immediately make all Delinquency Advances and pay all Compensating Interest which the Servicer has theretofore failed to remit with respect to the Home Equity Loans and shall make all future Delinquency Advances, Servicing Advances and payments of Compensating Interest required by this Agreement during the time it is acting as Servicer hereunder; provided, however, that if the Indenture Trustee is acting as successor Servicer, the Indenture Trustee shall only be required to make Delinquency Advances (including the Delinquency Advances described in this clause (i)) if, in the Indenture Trustee's reasonable good faith judgment, such Delinquency Advances will ultimately be recoverable from the related Home Equity Loans.

     (j) The Servicer which is being removed or is resigning shall give notice to the Mortgagors and to the Rating Agencies of the transfer of the servicing to the successor.

     (k) Any successor Servicer shall assume all rights and obligations of the predecessor Servicer under this Agreement, except those arising before succession (other than the obligation to make Delinquency Advances) and under
Section 3.2.

     Section 7.2 Right of the Credit Enhancer to Replace Servicer. From and after the occurrence of a Servicing Delinquency Trigger, the Credit Enhancer may, upon written notice to the Indenture Trustee, the Owner Trustee and the Rating Agencies, replace the Servicer with a successor. No such replacement shall become effective until a successor has assumed the Servicer's responsibilities and obligations hereunder.

                                  ARTICLE VIII.

                                   Termination

     Section 8.1 Termination Upon Option of Servicer. (a) On any Remittance Date on or after the Optional Termination Date, the Servicer may determine to purchase and may cause the purchase from the Issuer of all (but not fewer than all) Home Equity Loans and all property theretofore acquired in respect of any Home Equity Loan by foreclosure, deed in lieu of foreclosure, or otherwise then remaining in the Issuer at a price equal to 100% of the aggregate Loan Balances of the related Home Equity Loans as of the day of purchase minus amounts remitted from the Collection Account to the Payment Account and the Certificate Distribution Account, as applicable, representing collections of principal on the Home Equity Loans during the current Remittance Period, plus one month's interest on such amount computed at the weighted average Remittance Rate plus the unpaid amounts due and owing to the Credit Enhancer for the payment of certain fees and reimbursement of draws under the Credit Enhancement Instrument plus the aggregate amount of any related unreimbursed Delinquency Advances and Servicing Advances which the Servicer has theretofore failed to remit. In connection with such purchase, the Servicer shall remit to the Indenture Trustee all amounts then on deposit in the Collection Account for deposit to the Payment Account and the Certificate Distribution Account, as appropriate, which deposit shall be deemed to have occurred immediately preceding such purchase. The Notes and Certificates will be redeemed concurrently therewith.

     (b) Promptly following any such purchase, the Indenture Trustee will release the Files for the related Home Equity Loans with appropriate endorsements and transfer documents, to the Servicer or otherwise upon its order.

                                   ARTICLE IX.

                            Miscellaneous Provisions

     Section 9.1 Amendment. This Agreement may be amended by the Issuer, the Depositor, the Servicer, the Indenture Trustee and the Owner Trustee, with the consent of the Credit Enhancer (which consent may not be unreasonably withheld), but without the consent of any of the Noteholders or the Certificateholders, to cure any ambiguity or defect, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Indenture Trustee, the Owner Trustee and the Credit Enhancer, adversely affect in any material respect the interests of any Noteholder or Certificateholder.

     This Agreement may also be amended from time to time by the Issuer, the Depositor, the Servicer, the Indenture Trustee and the Owner Trustee, with the consent of the Credit Enhancer, the consent of the Noteholders evidencing not less than a majority of the Security Balances of the Notes and the consent of the Certificateholders evidencing not less than a majority of the Percentage Interest for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholders or (b) reduce the aforesaid percentage of the Security Balances of the Notes and the Percentage Interest of the Certificates, the Holders of which are required to consent to any such amendment, without the consent of the Holders of all the outstanding Notes and the Holders of all the outstanding Certificates affected thereby.

     Promptly after its execution of any such amendment or consent, the Indenture Trustee shall furnish written notification of the substance of such amendment or consent to each Rating Agency and each Securityholder.

     It shall not be necessary for the consent of the Certificateholders or

Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

     Section 9.2 Notices. All notices hereunder shall be given as follows, until any superseding instructions are given to all other Persons listed below:

     The Indenture Trustee:       Bankers Trust Company of
                                    California, N.A.
                                  3 Park Plaza

                                  Irvine, California 92614
                                  Attention:
                                    UCFC Home Equity Loan Owner Trust 1997-__
                                  Tel:  (714) 253-7575
                                  Fax:  (714) 253-7577

     The Depositor:               UCFC Acceptance Corporation
                                  4041 Essen Lane
                                  Baton Rouge, Louisiana 70809
                                  Attention: H. C. McCall, III
                                             President
                                  Tel:  (504) 924-6007
                                  Fax:  (504) 922-4244

     The Servicer:                United Companies Lending Corporation(R)
                                  4041 Essen Lane
                                  Baton Rouge, Louisiana 70809
                                  Attention: B. Dale Quick,
                                             Senior Vice President
                                  Copy to:  C. Geron Hargon,
                                            President
                                  Tel:  (504) 924-6007
                                  Fax:  (504) 922-4244

     Credit Enhancer:             [               ]





     The Owner Trustee:           Wilmington Trust Company
                                  [               ]

     Moody's:                     Moody's Investors Service
                                  99 Church Street
                                  New York, New York 10007
                                  Attention: The Home Equity
                                  Monitoring Department

     S & P:                       Standard & Poor's Ratings Group,
                                  a division of
                                  The McGraw-Hill Companies, Inc.
                                  26 Broadway
                                  15th Floor
                                  New York, New York  10004
                                  Attention:  Surveillance Dept.

     Fitch:                       Fitch Investors Service L.P.
                                  1 State Street Plaza
                                  New York, New York 10004
                                  Attention:

     Section 9.3 Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the parties hereto, and the Credit Enhancer, the Certificateholders and the Noteholders, as third-party beneficiaries, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

     Section 9.4 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 9.5 Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 9.6 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 9.7 Assignment to Indenture Trustee. The Depositor hereby acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders of all right, title and interest of the Issuer in, to and under the Home Equity Loans and/or the assignment of any or all of the Issuer's rights and obligations hereunder to the Indenture Trustee.

     Section 9.8 Nonpetition Covenant. Notwithstanding any prior termination of this Agreement, the Servicer and the Depositor shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

     Section 9.9 Limitation of Liability of Owner Trustee and Indenture Trustee.
(a) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by Wilmington Trust Company, not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Wilmington Trust Company, in its individual capacity or, except as expressly provided in the Trust Agreement, as Owner Trustee have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or under any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of [Articles VI, VII and VIII of the Trust Agreement.]

     (b) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by Bankers Trust Company of California, N.A. not in its individual capacity but solely as Indenture Trustee and in no event shall Bankers Trust Company of California, N.A. have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer.

     Section 9.10 Independence of the Servicer. For all purposes of this Agreement, the Servicer shall be an independent contractor and shall not be subject to the supervision of the Issuer or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by the Issuer, the Servicer shall have no authority to act for or represent the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Issuer or the Owner Trustee.

     Section 9.11 No Joint Venture. Nothing contained in this Agreement (i) shall constitute the Servicer and either of the Issuer or the Owner Trustee as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

     Section 9.12 Credit Enhancer. Any right conferred to the Credit Enhancer shall not arise until the issuance by the Credit Enhancer of its Credit Enhancement Instrument and shall be suspended during any period in which the Credit Enhancer is in default in its payment obligations under such certificate insurance policy (except that subrogation rights which have previously arisen shall not be so suspended). During the period of any such suspension, such rights shall vest in the Noteholders, and may be exercised by the Holders of a majority of the Security Balances of the Notes then Outstanding.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

                                UCFC HOME EQUITY LOAN OWNER TRUST 1997-__

                                By: WILMINGTON TRUST COMPANY,
                                    not in its individual capacity but solely as
                                    Owner Trustee on behalf of the Issuer,


                                By:____________________________________
                                   Name:
                                   Title:

                                UCFC ACCEPTANCE CORPORATION,
                                Depositor,


                                By:____________________________________
                                   Name:
                                   Title:


                                UNITED  COMPANIES  LENDING
                                CORPORATION, (R)
                                Servicer,


                                By:____________________________________
                                   Name:
                                   Title:

                                BANKERS TRUST COMPANY OF CALIFORNIA, N.A., not in its individual capacity but solely as Indenture Trustee on behalf of the Issuer,


                                 By:____________________________________
                                    Name:
                                    Title:


Acknowledged and Accepted:

WILMINGTON TRUST COMPANY, not
in its individual capacity

but solely as Owner Trustee,


By:___________________________
   Name:
   Title:

                                   APPENDIX A

                                   DEFINITIONS

     "Account": Any of the following: the Payment Account, the Certificate Distribution Account, the Insured Payment Account, the Funding Account, the Capitalized Interest Account and the Reserve Account.

     "Accrual Period": As to any Payment Date and the Securities, the period beginning on the Payment Date in the month preceding the month of such Payment Date (or in the case of the first Payment Date, beginning on the Closing Date) and ending on the preceding such Payment Date.

     "Addition Notice": As to any Deposit Date occurring after December __, 1997, written notice to the Indenture Trustee, the Owner Trustee and the Certificate Insurer from the Originators given at least 10 Business Days prior to such Deposit Date identifying the Additional Loans and the aggregate Original Loan Balance thereof and accompanied by an electromagnetic data file for such Additional Loans.

     "Additional Deposit": As to any Deposit Date, an amount equal to the sum of
(i) the product of the percentage used in the definition of Initial Deposit and the aggregate Principal Balance as of the related Deposit Cut-off Date of the Additional Loans being transferred on such date, and (ii) the amount, if any, required to be deposited in the [Reserve Account] with respect to the Additional Loans transferred and sold on such Deposit Date as provided in Section 5.2 of the Sale and Servicing Agreement.

     "Additional Loans": Those home equity loans sold, transferred and conveyed on a Deposit Date pursuant to Section ___ of the Sale and Servicing Agreement and the related Transfer Agreement, which shall be listed in the Schedule of Additional Loans delivered pursuant to such Transfer Agreement.

     "Administration Agreement": The Administration Agreement dated as of December __, 1997, among the Issuer, the Indenture Trustee and
[_____________________], as Administrator.

     "Administrator": [______________], as administrator under the Administration Agreement or any successor Administrator appointed pursuant to the terms of the Administration Agreement.

     "Adjusted Pass-Through Rate": As to any Remittance Date, a per annum rate equal to the sum of (x) the Expense Fee Rate and (y) the Pass-Through Rate for the Notes [and the] Certificates for the Accrual Period related to the Payment Date in the month of such Remittance Date. As of the Closing Date, the Adjusted Pass-Through Rates for the Notes [and the Certificates] are ___ and ___%, respectively.

     "Affiliate": As to any Person, any other Person controlling, controlled by or under common control with such Person. "Control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise. "Controlled" and "Controlling" have meanings correlative to the foregoing. The Trustees may conclusively presume that a Person is not an Affiliate of another Person unless an Authorized Officer of the Trustees has actual knowledge to the contrary.

     ["Amortized Reserve Account Requirement": As defined in the Insurance Agreement.]

     "Appraised Value": The appraised value of any Property based upon the appraisal made at the time of origination of the related Home Equity Loan, which, with respect to Escrow Loans, may be an appraised value which is subject to completions of certain improvements to be paid for out of escrowed funds, or in the case of a Home Equity Loan which is a purchase money mortgage, the sales price of the Property at such time of origination, if such sales price is less than such appraised value, and as otherwise calculated in accordance with the credit underwriting guidelines described in the Prospectus.

     "ARM": A Home Equity Loan the Coupon Rate of which adjusts on each Change Date by reference to the applicable Index, subject to the applicable Periodic Rate Cap, Lifetime Floor and Lifetime Cap.

     "Assignment of Mortgage": With respect to any Mortgage, an assignment, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction in which the related Mortgaged Property is located to reflect the conveyance of the Mortgage, which assignment, notice of transfer or equivalent instrument may be in the form of one or more blanket assignments covering the Home Equity Loans secured by Mortgaged Properties located in the same jurisdiction.

     "Authorized Newspaper": A newspaper of general circulation in the Borough of Manhattan, The City of New York, printed in the English language and customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays.

     "Authorized Officer": With respect to the Issuer, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter) and, so long as the Administration Agreement is in effect, any Responsible Officer of the Administrator who is authorized to act for the Administrator in matters relating to the Issuer and to be acted upon by the Administrator pursuant to the Administration Agreement and who is identified on the list of Authorized Officers delivered by the Administrator to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter). With respect to the Depositor and the Servicer, initially including those individuals whose names appear on the lists of Authorized Officers delivered on the Closing Date.

     "Available Funds": As to any Payment Date, the sum, without duplication, of
(a) the amount on deposit in the Payment Account on such Payment Date after the transfers specified in Section [5.2] of the Sale and Servicing Agreement, plus
(b) any amount transferred from the Reserve Account to the Payment Account on such Payment Date pursuant to Section [5.2], minus (c) the amount of any payments made from the Payment Account pursuant to Section [5.2] of the Sale and Servicing Agreement and prior to making any distributions pursuant to Section [5.2] of the Sale and Servicing Agreement. The term "Available Funds" does not include Insured Payments and does not include any amounts that cannot be distributed to the Noteholders or the Certificateholders of the related Notes and Certificates by the Indenture Trustee as a result of proceedings under the United States Bankruptcy Code.

     "Balloon Loan": A Home Equity Loan for which the amortization schedule exceeds the stated maturity date of the related Mortgage Note by a substantial period of time leaving a payment due on such stated maturity date which exceeds the regular monthly payment by a substantial amount.

     "Basic Documents": The Trust Agreement, the Certificate of Trust, the Indenture, the Loan Purchase Agreement, the Loan Sale Agreement, the Insurance Agreement, the Administration Agreement, the Sale and Servicing Agreement and the other documents and certificates delivered in connection with any of the above.

     "Basic Principal Amount": As to any Payment Date, an amount equal to the sum, without duplication, of the following amounts received with respect to the Home Equity Loans: (i) the principal portion of all scheduled and unscheduled payments received by the Servicer on the Home Equity Loans during the related Remittance Period, including (a) any Prepayments, (b) Insurance Proceeds, (c) Net Liquidation Proceeds, (d) REO Proceeds and (e) Released Mortgaged Property Proceeds, (ii) all Substitution Adjustment Amounts and the principal portion of all Loan Purchase Prices deposited into the Collection Account on the related Remittance Date, (iii) the applicable portion of the proceeds received by the Indenture Trustee in connection with any termination of the Trust pursuant to Article [ ] of the Sale and Servicing Agreement, to the extent such proceeds relate to principal, (iv) the Loan Balance of each Home Equity Loan which became a Liquidated Loan during the related Remittance Period to the extent not included in the amounts described in the preceding clauses (i), (ii) and (iii) and (v) if such Payment Date is the last Funding Payment Date, amounts transferred to the applicable Certificate Distribution Account and Payment Account from the Funding Account pursuant to Section [5.2] of the Sale and Servicing Agreement.

     "Beneficial Owner": With respect to any Note, the Person who is the beneficial owner of such Note as reflected on the books of the Depository or on the books of a Person maintaining an account with such Depository (directly as a Depository Participant or indirectly through a Depository Participant, in accordance with the rules of such Depository).

     "Book-Entry Notes": Beneficial interests in the Notes, ownership and transfers of which shall be made through book entries by the Depository as described in Section 4.06 of the Indenture.

     "Business Day": Any day that is not a Saturday, Sunday or other day on which commercial banking institutions in the State of New York or in the city in which the principal corporate trust office of the Indenture Trustee or Owner Trustee or the principal office of the Certificate Insurer is located, are authorized or obligated by law or executive order to be closed. When used with respect to an Interest Determination Date, "Business Day" shall also mean a day on which banks are open for dealing in foreign currency and exchange in London and New York City.

     "Business Trust Statute": Chapter 38 of Title 12 of the Delaware Code, 12 Del. Codess. 3801 et seq., as the same may be amended from time to time.

     "Capitalized Interest Account": Each capitalized interest account created and maintained pursuant to Section 5.2 of the Sale and Servicing Agreement.

     ["Capitalized Interest Requirement": _______________________________]

     "Certificate Distribution Account": The meaning assigned to such term in
Section 5.01 of the Trust Agreement.

     "Certificate Distribution Amount": With respect to any Payment Date, the sum of (x) the amount accrued during the related Interest Period on the Percentage Interest of the Certificates at the Certificate Rate for such Interest Period.

     "Certificate of Trust": The Certificate of Trust in the form of Exhibit B attached to the Trust Agreement filed for the Trust pursuant to Section 3810(a) of the Business Trust Statute.

     "Certificate Rate": __________.

     "Certificate Register" and "Certificate Registrar": The register mentioned in and the registrar appointed pursuant to Section 3.04 of the Trust Agreement.

     "Certificate": A certificate evidencing the beneficial interest of a Certificateholder in the Trust, substantially in the form of Exhibit A attached to the Trust Agreement.

     "Certificateholder": The Person in whose name a Certificate is registered in the Certificate Register except that, any Certificate registered in the name of the Issuer, the Owner Trustee or the Indenture Trustee or any Affiliate of any of them shall be deemed not to be outstanding and the registered holder will not be considered a Certificateholder or a holder for purposes of giving any request, demand, authorization, direction, notice, consent or waiver under the Indenture or the Trust Agreement provided that, in determining whether the Indenture

Trustee or the Owner Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates that the Indenture Trustee or the Owner Trustee knows to be so owned shall be so disregarded. Owners of Certificates that have been pledged in good faith may be regarded as Holders if the pledgee establishes to the satisfaction of the Indenture Trustee or the Owner Trustee, as the case may be, the pledgee's right so to act with respect to such Certificates and that the pledgee is not the Issuer, any other obligor upon the Certificates or any Affiliate of any of the foregoing Persons.

     "Certified Assignment Schedule": A computerized schedule listing each original intervening assignment a true and correct copy of which is in the possession of the applicable Originator or the Servicer but the original of which is unavailable and the loan number and property address of the related Property.

     "Certified Mortgage Schedule": A computerized schedule listing each original Mortgage a true and correct copy of which is in the possession of the applicable Originator or the Servicer but the original of which in unavailable and the loan number and property address of the related Primary Parcel.

     "Change Date": The date on which the Coupon Rate of each ARM is subject to adjustment.

     "Clearing Agency Participant": A broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

     "Clearing Agency": An organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act.

     "Closing Date": December __, 1997.

     "CMT": The weekly average of the yields on United States treasury securities adjusted to a constant maturity of one year, as made available by the Federal Reserve Board as of the date 45 days (as set forth in the related Mortgage Note) before each Change Date.

     "CMT ARM": An ARM for which: the Index is CMT; the Change Date occurs on the date set forth in the related Mortgage Note and every twelfth month thereafter; the Periodic Rate Cap for all but ___ of the CMT ARMs is [200] basis points; the Lifetime Cap is [600] basis points higher than the initial Mortgage Rate; and the Lifetime Floor is the Gross Margin set forth in the related Mortgage Note.

     "Code": The Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

     "Collateral": The meaning specified in the Granting Clause of the Indenture.

     "Collection Account": The account or accounts created and maintained pursuant to Section 4.8 of the Sale and Servicing Agreement. The Collection Account shall be an Eligible Account.

     "Collection Period": With respect to any Home Equity Loan and Payment Date other than the first Payment Date, the calendar month preceding any such Payment Date and with respect to the first Payment Date, the period from December __, 1997 through ___________.

     "Compensating Interest": As defined in Section 4.10 of the Sale and Servicing Agreement.

     "Converted ARM": [Not Applicable]

     "Convertible ARM": [Not Applicable]

     "Corporate Trust Office": With respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee located at [_____________________], or at such other address as the Owner Trustee may designate by notice to the Certificateholders and the Depositor, or the principal corporate trust office of any successor Owner Trustee at the address designated by such successor Owner Trustee by notice to the Certificateholders and the Depositor.

     "Coupon Rate": As of any date of determination, the rate of interest borne by each Mortgage Note.

     "Credit Enhancement Draw Amount": As defined in Section 3.32 of the Indenture.

     "Credit Enhancement Instrument": The certificated insurance policy, dated as of the Closing Date, issued by the Credit Enhancer to the Indenture Trustee for the benefit of the Noteholders.

     "Credit Enhancer Default": If the Credit Enhancer fails to make a payment required under the Credit Enhancement Instrument in accordance with its terms.

     "Credit Enhancer": [______________________], a [_______________], any
successor thereto or any replacement credit enhancer substituted pursuant to
Section 3.33 of the Indenture.

     "Cumulative Reserve Account Withdrawals": As of any Payment Date, the cumulative amount transferred from the Reserve Account to the Accounts pursuant to Section [5.2] of the Sale and Servicing Agreement.

     Current Interest: As to any Payment Date and any Note [or Certificate] interest accrued during the related Accrual Period at the applicable Pass-Through Rate on the related Security Balance.

     "Cut-off Date": The opening of business on December __, 1997, except that the Cut-off Date with respect to any Mortgage Note for a Home Equity Loan that is not an Additional Loan and dated on or after December __, 1997, shall be the date of such Mortgage Note.

     "Default": Any occurrence which is or with notice or the lapse of time or both would become an Event of Default.

     "Definitive Notes": The meaning specified in Section 4.06 of the Indenture.

     "Delinquency Advance": As defined in Section 4.9 of the Sale and Servicing Agreement.

     "Delinquent": A Home Equity Loan is "delinquent" if any payment due thereon is not made by the close of business on the day such payment is scheduled to be due. A Home Equity Loan is "30 days delinquent" if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month) then on the last day of such immediately succeeding month. Similarly for "60 days delinquent," "90 days delinquent" and so on.

     "Deposit Cut-Off Date": The opening of business on the first day of the month in which a Deposit Date occurs as specified in a Transfer Agreement with respect to those Additional Loans which are being sold pursuant to such Transfer Agreement.

     "Deposit Date": Each Payment Date occurring during the related Funding Period and the Payment Date occurring in the month (i) following the month in which such Funding Period ends if such period ends after the Payment Date in a month or (ii) in which such Funding Period ends, if such period ends prior to the Payment Date in a month.

     "Depositor": UCFC Acceptance Corporation, a Louisiana corporation, and its successors and permitted assigns.

     "Depository or Depository Agency": The Depository Trust Company or a successor appointed by the Indenture Trustee with the approval of the Depositor. Any successor to the Depository shall be an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act and the regulations of the Securities and Exchange Commission thereunder.

     "Depository Participant": A broker, dealer, bank or other financial institution or other Person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     "Designated Depository Institution": With respect to any Account, an institution whose deposits are insured by the Bank Insurance Fund or the Savings

Association Insurance Fund of the FDIC, the long-term deposits of which shall be rated A or better by S&P and A2 or better by Moody's and in one of the two highest short-term ratings, unless otherwise approved in writing by the Credit Enhancer with notification to the Rating Agencies, and which is any of the following: (i) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws, (ii) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (iii) a national banking association duly organized, validly existing and in good standing under the federal banking laws,
(iv) a principal subsidiary of a bank holding company, or (v) approved in writing by the Credit Enhancer and the Rating Agencies and, in each case acting or designated by the Servicer as the depository institution for such Account; provided, however, that any such institution, association or subsidiary shall have combined capital, surplus and individual profits of at least $100,000,000. Notwithstanding the foregoing, an Account may be held by an institution otherwise meeting the preceding requirements except that the only applicable rating requirement shall be that the unsecured and uncollateralized debt obligations thereof shall be rated Baa3 or better by Moody's (or the equivalent rating by any other Rating Agency) if such institution has capital and surplus of not less than $50,000,000.00 and has trust powers and the Account is held by such institution in its trust capacity and not in its commercial capacity.

     "Determination Date": The Business Day preceding each Payment Date.

     "Disqualified Organization": "Disqualified Organization" shall have the meaning set forth from time to time in the definition thereof at Section 860E(e)(5) of the Code (or any successor statute thereto).

     "Due Date": With respect to any Home Equity Loan, the day of the month on which the monthly payment is due, excluding any days of grace.

     "Eligible Investments": Those investments so designated pursuant to Section
5.4 of the Sale and Servicing Agreement.

     "Eligible Substitute Mortgage": A Home Equity Loan substituted for another pursuant to this Agreement, which (i) has a current Loan Rate at least equal to, and not more than 1% greater than, the current Loan Rate of the Home Equity Loan being replaced, (ii) is of the same or better lien priority, property type and occupancy status as the replaced Home Equity Loan, (iii) shall mature no later than the maturity date of the Home Equity Loan being replaced, (iv) has a Loan-to-Value Ratio no higher than the Loan-to-Value Ratio of the replaced Home Equity Loan, (v) is not delinquent and is not an Escrow Loan or a Convertible ARM, (vi) has a Loan Balance as of the related Replacement Cut-off Date equal to or less than the Loan Balance of the replaced Home Equity Loan as of such Replacement Cut-off Date, (vii) satisfies the criteria set forth from time to time in the definition of "qualified replacement mortgage" at Section 860G(a)(4) of the Code (or any successor statute thereto) and applicable to such arrangement, (viii) satisfies each representation and warranty set forth in Part II of Exhibit D as of the applicable Replacement Cut-off Date, (ix) has the same status under SMMEA as the Home

Equity Loan being replaced or qualifies under SMMEA, (x) is an ARM and (xi) has a Gross Margin no less than, a Lifetime Floor no higher than, a Lifetime Cap no lower than and a Coupon Rate which, after the initial adjustment, adjusts at the same intervals based on the same Index subject to the same Periodic Rate Cap, as that of the ARM being replaced. In the event that one or more mortgage loans are proposed to be substituted for one or more Home Equity Loans, the Certificate Insurer and the Depositor may allow the foregoing tests to be met on a weighted average or other aggregate basis acceptable to the Certificate Insurer and the Depositor, except that the requirements of clauses (iv), (viii), (ix), (x), and
(xi) hereof must be satisfied as to each Eligible Substitute Mortgage.

     "ERISA": Employee Retirement Income Security Act of 1974, as amended.

     "Escrow Loan": Any Home Equity Loan with respect to which (i) all or a portion of the proceeds of such Home Equity Loan were originally paid into an escrow account pending completion of improvements to be made to the related Property and (ii) the Appraised Value was specifically subject to the completion of such improvements.

     "Event of Default": As defined in Section 7.1 of the Sale and Servicing Agreement.

     "Event of Excess Loss": For any of the time periods set forth below, cumulative Net Realized Losses since the Closing Date equal or exceed the specified percentages of the Original Aggregate Loan Balance.

     Time Period                                  Percentage
     -----------                                  ----------

                                                      %

     "Exchange Act": The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     "Expense Fee Rate": A per annum rate equal to the sum of (i) the Servicing Fee Rate, (ii) the [Indenture Trustee's Fee Rate and the Owner Trustee's Fee Rate] and (iii) with respect to the Payment Date in January 1997 and each Payment Date thereafter, the Premium Rate, as defined in the Insurance Agreement.

     "FDIC": The Federal Deposit Insurance Corporation, or any successor thereto.

     "FHLMC": The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended, or any successor thereof.

     "File": The documents specified in Part I of Exhibit D to the Sale and

Servicing Agreement pertaining to a particular Home Equity Loan pursuant to this Agreement and any additional documents required to be added to the File pursuant to this Agreement.

     "Final Scheduled Payment Date": To the extent not previously paid, the principal balance of the Notes will be due on the Payment Date in ____________
____.

     "Fiscal Agent": ______________________, as Fiscal Agent for the Credit Enhancer or any successor fiscal agent appointed by the Credit Enhancer.

     "Fitch": Fitch Investors Service, L.P.

     "FNMA": The Federal National Mortgage Association, a federally-chartered and privately-owned corporation existing under the Federal National Mortgage Association Charter Act, as amended, or any successor thereof.

     "FNMA Guide": FNMA's Servicing Guide, as the same may be amended by FNMA from time to time.

     "FTC Rule": The regulations in 16 C.F.R. ss.433.1.

     "Funding Account": The trust account created and maintained with the Indenture Trustee pursuant to Section 5.1 of the Sale and Servicing Agreement and referred to therein as the Funding Account.

     "Funded Amount": As to the Closing Date, the applicable Original Funded Amount. As to any Determination Date, the amount on deposit in the related Funding Account excluding Funding Earnings.

     "Funding Earnings": As to any Deposit Date, the amount of actual net investment earnings realized on the Funded Amount in the Funding Account during the period beginning on the Determination Date in the month preceding such Deposit Date (or in the case of the first Deposit Payment Date, beginning on the Closing Date) and ending on the Determination Date in the month of such Deposit Payment Date.

     "Funding Period": The period beginning on the Closing Date and ending on the earliest to occur of (i) the date on which the Funded Amount is less than $100,000, (ii) an Event of Default and (iii) ____________, 1998.

     "Gross Margin": With respect to each ARM, the number of basis points set forth in the related Note which is added to the Index to determine the Coupon Rate on the related Change Date, subject to the applicable Periodic Rate Cap, Lifetime Cap and Lifetime Floor.

     "Grant": Mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of such collateral or other agreement or instrument and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

     ["Guarantee Agreement": The agreement, dated the Closing Date, between the Guarantor and the Credit Enhancer pursuant to which the Guarantor agrees to make certain reimbursements to the Credit Enhancer and is entitled to the Guarantee Fee.]

     ["Guarantee Fee": As to any Remittance Date, an amount equal to the product of __% and the

     ["Guarantee Fee Rate": As to any ARM, 0% per annum.]

     ["Guarantee Fee Sub-Account": One of the sub-accounts within the Reserve Account.]

     ["Guarantor": ___________, a ___________ corporation and its successors and assigns.]

     "Holder": Any of the Noteholders or Certificateholders.

     "Home Equity Loans": The home equity loans sold to the Issuer on the Closing Date, together with any Eligible Substitute Mortgages substituted therefor in accordance with this Sale and Servicing Agreement, as from time to time are held as a part of the Trust Estate, the Home Equity Loans originally so transferred and assigned being identified in the Schedule of Home Equity Loans. The term "Home Equity Loan" includes the term "ARM," "Convertible ARM," "Converted ARM" and, except where otherwise indicated, "Eligible Substitute Mortgages" and "Additional Loans." The term "Home Equity Loan" includes any Home Equity Loan which is Delinquent, which relates to a foreclosure or which relates to a Property which is REO Property prior to such Property's disposition by the Issuer. Any home equity loan which, although intended by the parties hereto to have been, and which purportedly was, transferred and assigned to the Issuer established hereby by the Depositor, in fact was not transferred and assigned to the Issuer for any reason whatsoever, including, without limitation, the incorrectness of the statement set forth in clause (10) of Part II of Exhibit D attached to the Sale and Servicing Agreement with respect to such home equity loan, shall nevertheless be considered a "Home Equity Loan" for all purposes of this Agreement.

     "Indemnified Parties": The meaning assigned to such term in Section 8.02 of the Trust Agreement.

     "Indenture": The indenture dated as of December __, 1997 between the Issuer and the Indenture Trustee, as Indenture Trustee.

     "Indenture Trustee": Bankers Trust Company of California, N.A., and its successors and assigns or any successor indenture trustee appointed pursuant to the terms of the Indenture.

     "Indenture Trustee's Fee": With respect to any Payment Date, the product of
(i) one-twelfth of the Indenture Trustee's Fee Rate and (ii) the aggregate Loan Balances of all Home Equity Loans as of the last day of the related Remittance Period.

     "Indenture Trustee's Fee Rate": ______% per annum.

     "Independent Certificate": A certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.01 of the Indenture, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

     "Independent": When used with respect to any specified Person, the Person
(i) is in fact independent of the Issuer, any other obligor on the Notes, the Depositor and any Affiliate of any of the foregoing Persons, (ii) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Depositor or any Affiliate of any of the foregoing Persons and (iii) is not connected with the Issuer, any such other obligor, the Depositor or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

     "Index": CMT or 6-Month LIBOR.

     "Initial Deposit": The product of ________% and $_______________ (i.e. $__________).

     "Initial LIBOR": _______%.

     "Insurance Agreement": The insurance and reimbursement agreement dated as of December __, 1997 among the Servicer, the Depositor, the Issuer, the Indenture Trustee, the Credit Enhancer [and _________, as representative of the Underwriters], including any amendments and supplements thereto.

     "Insurance Policy": Any hazard or title insurance policy relating to a Home Equity Loan.

     "Insurance Proceeds": The proceeds of any insurance policy other than the Credit Enhancement Instrument relating to a Home Equity Loan, a Property or a REO Property, net of proceeds to be applied to the repair of the Property or released to the Mortgagor and net of expenses reimbursable therefrom.

     "Insured Payment": (i) As of any Payment Date and any Obligations, the sum of (x) the applicable Noteholders' Interest Shortfall Amount and (y) the applicable Noteholders' Principal Shortfall Amount, and (ii) any Preference Amount with respect to which the affected Noteholders' have complied with the provisions of the Credit Enhancement Instrument and Section [5.2] hereof during the related Remittance Period.

     "Insured Payment Account": Each insured payment account created pursuant to
Section 5.1 of the Sale and Servicing Agreement.

     "Interest Determination Date": December __, 1997, for the initial Payment Date, and thereafter the second Business Day prior to any subsequent Payment Date while the Notes are outstanding.

     "Interest Period": With respect to any Payment Date other than the first Payment Date, the period beginning on the preceding Payment Date and ending on the day preceding such Payment Date, and in the case of the first Payment Date, the period beginning on the Closing Date and ending on the day preceding the first Payment Date.

     "Interest Remittance Amount": For any Remittance Date, the amount equal to the sum, without duplication, of the following amounts with respect to the Home Equity Loans in: (i) the aggregate interest portions (calculated at the applicable Adjusted Pass-Through Rate) of the payments (whether or not collected) becoming due on the Home Equity Loans during the immediately preceding Remittance Period, net of the Servicing Fee as authorized in Section [4.8] and (ii) Compensating Interest (calculated for this purpose, at the applicable Adjusted Pass-Through Rate) with respect to the Home Equity Loans.

     "Issuer Request": A written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

     "Letter of Credit": An irrevocable letter of credit (i) issued by a commercial bank rated A or better by S&P and A2 or better by Moody's and acceptable to the Credit Enhancer, (ii) in form and substance acceptable to the Credit Enhancer and the Trustees, (iii) with a maximum term of one year, (iv) for the benefit of the Trustees on behalf of the Securityholders and (v) providing for the amount thereof to be available to the Indenture Trustee on behalf of the Securityholders in multiple drawings conditioned only upon presentation of sight drafts accompanied by the applicable certificate in the form attached to such letter of credit.

     "LIBOR": The London interbank offered rate for one-month U.S. dollar deposits, determined on each Interest Determination Date as provided in Section
5.8 of the Sale and Servicing Agreement.

     "LIBOR ARM": An ARM for which: the Index is 6-Month LIBOR; the initial Change Date occurs on the date set forth in the related Mortgage Note and every sixth month thereafter; the Periodic Rate Cap is the number of basis points set forth in the Schedule of Home Equity Loans; the Lifetime Cap is the number of basis points higher than the initial Coupon Rate as set forth in the Schedule of Home Equity Loans; and the Lifetime Floor is the initial Coupon Rate.

     "Lifetime Cap": The provision in the Note for each ARM which limits the maximum Coupon Rate over the life of such ARM.

     "Lifetime Floor": The provision in the Note for each ARM which limits the minimum Coupon Rate over the life of such ARM.

     "Liquidated Loan": As defined in Section 4.13(e) of the Sale and Servicing Agreement.

     "Liquidation Expenses": Expenses which are incurred by the Servicer in connection with the liquidation of any defaulted Home Equity Loan, such expenses, including, without limitation, legal fees and expenses, and any unreimbursed Servicing Advances expended by the Servicer pursuant to Section [5.7] with respect to the related Home Equity Loan.

     "Liquidation Proceeds": With respect to any Liquidated Loan, any amounts (including the proceeds of any Insurance Policy) recovered by the Servicer in connection with such Liquidated Loan, whether through trustee's sale, foreclosure sale or otherwise.

     "Loan Balance": As of any date of calculation and with respect to each Home Equity Loan, the Original Principal Balance thereof less any Principal Remittance Amounts relating to such Home Equity Loan included in previous Monthly Remittances and, if applicable, the Monthly Remittance as of such date.

`     "Loan Principal Balance": As of any date, the aggregate Loan Balances of all of the Home Equity Loans as of the close of business on such date.

     "Loan Rate": As to any date of determination, the rate of interest borne by each Mortgage Note.

     "Loan Purchase Agreement": The Loan Purchase Agreement, dated the Closing Date, among the Seller and the Originators.

     "Loan Purchase Price": With respect to any Home Equity Loan purchased from the Issuer on a Remittance Date pursuant to the Sale and Servicing Agreement, an amount equal to the Loan Balance of such Home Equity Loan as of the date of purchase (after giving effect to the applicable Monthly Remittance remitted by the Servicer on such Remittance Date), less amounts held in the Collection Account with respect to such Home Equity Loan, plus one month's interest on the Loan Balance thereof as of the end of the preceding Remittance Period computed at the related Remittance Rate, [prior to the Subordination Termination Date], and thereafter at the applicable Adjusted Pass-Through Rate, together with the aggregate amounts of (i) all Delinquency Advances and Servicing Advances theretofore made with respect to such Home Equity Loan and not subsequently recovered from the related Home Equity Loan,
(ii) all Delinquency Advances and Servicing Advances which the Servicer has theretofore failed to remit with respect to such Home Equity Loan and (iii) if the Loan Purchase Price is being paid in connection with the breach of Paragraph
(13) of Part II of Exhibit D to the Sale and Servicing Agreement by virtue of a violation of the Riegle Act or the FTC Rule, the actual damages and/or expenses, if any, incurred by the Issuer in connection with or as a result of such violations (such actual damages and/or expenses to include both statutory damages under the Riegle Act and the FTC Rule, as applicable, and those due to any claim, counterclaim, rescission, set off or defense asserted by the related Mortgagor, including without limitation, costs incurred by the Issuer to obtain its dismissal from any suit to which it has been made a defendant as a result of such violation).

     "Loan Sale Agreement": The Loan Sale Agreement dated the Closing Date, between the Depositor and the Seller.

     "Loan-to-Value Ratio": As to any Home Equity Loan, a fraction (expressed as a percentage rounded to two decimal places), the numerator of which is the principal amount of such Home Equity Loan at origination and, if such Home Equity Loan is a Second Mortgage Loan, the outstanding principal amount of the related first mortgage as of such date, and the denominator of which is the Appraised Value of the Property securing such Home Equity Loan.

     "Monthly Remittance": The total of the related Interest Remittance Amount and the related Principal Remittance Amount required to be remitted to the Indenture Trustee on each Remittance Date.

     "Moody's": Moody's Investors Service, Inc.

     "Mortgage": The mortgage, deed of trust or other instrument creating a first or second lien on an estate in fee simple interest in real property securing a Mortgage Note.

     "Mortgage Note": The note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Home Equity Loan.

     "Mortgagor": The obligor on a Mortgage Note.

     "Net Liquidation Proceeds": As to any Liquidated Loan, Liquidation Proceeds net of Liquidation Expenses and unreimbursed Delinquency Advances relating to such Home Equity Loan. In no event shall Net Liquidation Proceeds with respect to any Liquidated Loan be less than zero.

     "Net Loan Rate": With respect to any Home Equity Loan and any day, the related Loan Rate less the related Servicing Fee Rate.

     "Net Realized Losses": As to any Payment Date, the amount, if any, by which the sum of the Notes exceeds the Loan Principal Balance on the related Remittance Date.

     "Note Depository Agreement": The Agreement among the Trust, the Indenture Trustee, the Servicer and the Depository Trust Company, as the initial Clearing Agency, dated as of one Business Day prior to the Closing Date, relating to the Notes, as the same may be amended or supplemented from time to time.

     "Note Owner": The Beneficial Owner of a Note.

     "Note Pool Factor": For the Notes as of the close of business on a Payment Date means a seven-digit decimal figure equal to the outstanding principal balance of Notes divided by the original outstanding principal balance of the Notes. The Note Pool Factor for the Notes will be __________ as of the Cut-off Date; thereafter, the Note Pool Factor for the Notes will decline to reflect reductions in the outstanding principal balance of the Notes.

     "Note Rate": With respect to any Interest Period, a per annum rate determined by the Servicer equal to LIBOR as of the second LIBOR Business Day prior to the first day of such Interest Period and [___]%; provided however, that in no event shall the Note Rate with respect to any Interest Period exceed the Maximum Rate for such Interest Period.

     "Note Register": The register maintained by the Note Registrar in which the Note Registrar shall provide for the registration of Notes and of transfers and exchanges of Notes.

     "Note Registrar": The Indenture Trustee, in its capacity as Note Registrar.

     "Noteholder": The Person in whose name a Note is registered in the Note Register, except that, any Note registered in the name of the Depositor, the Issuer or the Indenture Trustee or any Affiliate of any of them shall be deemed not to be outstanding and the registered holder will not be considered a Noteholder or holder for purposes of giving any request, demand, authorization, direction, notice, consent or waiver under the Indenture or the Trust Agreement provided that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that the Indenture Trustee or the Owner Trustee knows to be so owned shall be so disregarded. Owners of Notes that have been pledged in good faith may be regarded as Holders if the pledgee establishes to the satisfaction of the Indenture Trustee or the Owner Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes or any Affiliate of any of the foregoing Persons.

     "Noteholders' Distributable Amount": With respect to any Payment Date, the sum of the Noteholders' Principal Distributable Amount and the Noteholders'

Interest Distributable Amount.

     "Noteholders' Interest Carryover Shortfall": With respect to any Payment Date, the excess of the Noteholders' Monthly Interest Distributable Amount for the preceding Payment Date and any outstanding Noteholders' Interest Carryover Shortfall on such preceding Payment Date, over the amount in respect of interest that is actually deposited in the Payment Account on such preceding Payment Date, plus interest on the amount of interest due but not paid to Noteholders on the preceding Payment Date, to the extent permitted by law, at the Interest Rate from such preceding Payment Date through the current Payment Date.

     "Noteholders' Interest Distributable Amount": With respect to any Payment Date, the sum of the Noteholders' Monthly Interest Distributable Amount for such Payment Date and the Noteholders' Interest Carryover Shortfall for such Payment Date.

     "Noteholders' Monthly Interest Distributable Amount": With respect to any Payment Date, the product of (i) one-twelfth of the Interest Rate (or, in the case of the first Payment Date, the Interest Rate multiplied by a fraction, the numerator of which is the number of days elapsed from and including the Closing Date to but excluding such Payment Date and the denominator of which is 360) and
(ii) the outstanding principal balance of the Notes on the immediately preceding Payment Date, after giving effect to all distributions of principal to Noteholders on such Payment Date (or, in the case of the first Payment Date, on the Closing Date).

     "Noteholders' Monthly Principal Distributable Amount": With respect to any Payment Date, the Noteholders' Percentage of the Principal Distribution Amount.

     "Noteholders' Percentage": 100% until the point in time at which the Notes have been paid in full and zero thereafter.

     "Noteholders' Principal Carryover Shortfall": As of the close of any Payment Date, the excess of the Noteholders' Monthly Principal Distributable Amount and any outstanding Noteholders' Principal Carryover Shortfall from the preceding Payment Date over the amount in respect of principal that is actually deposited in the Payment Account.

     "Noteholders' Principal Distributable Amount": With respect to any Payment Date, the sum of the Noteholder's Monthly Principal Distributable Amount for such Payment Date and the Noteholders' Principal Carryover Shortfall as of the close of the preceding Payment Date; provided, however, that the Noteholders' Principal Distributable Amount shall not exceed the outstanding principal balance of the Notes. In addition, on the Final Scheduled Payment Date of the Notes, the principal required to be deposited in the Payment Account will include the amount necessary (after giving effect to the other amounts to be deposited in the Payment Account on such Payment Date and allocable to principal) to reduce the Outstanding Amount of such Notes to zero.


     "Notes": The Notes designated as the "Notes" in the Indenture.

     "Outstanding": With respect to the Notes, as of the date of determination, all Notes theretofore executed, authenticated and delivered under the Indenture except":

          (i) Notes in exchange for or in lieu of which other Notes have been executed, authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a holder in due course;

          (ii) Notes theretofore canceled by the Note Registrar or delivered to the Indenture Trustee for cancellation; and

          (iii) Notes theretofore canceled by the Note Registrar or delivered to the Indenture Trustee for cancellation; and

     [provided, however, that for purposes of effectuating the Credit Enhancer's right of subrogation as set forth in Section 4.14 of the Indenture only, all Notes that have been paid with funds provided under the Credit Enhancement Instrument shall be deemed to be Outstanding until the Credit Enhancer has been reimbursed with respect thereto.]

     "Obligations": As defined in the Insurance Agreement.

     "Officer's Certificate": A certificate signed by any Authorized Officer of any Person delivering such certificate and delivered to the Indenture Trustee or the Owner Trustee.

     "Optional Termination Date": The Remittance Date on which the Loan Principal Balance is [10]% or less than the Original Loan Principal Balance.

     "Original Aggregate Loan Balance": Prior to the occurrence of a Deposit Date, the aggregate Loan Balances of all Home Equity Loans (other than Additional Loans) as of the Cut-off Date, i.e., $______________. On a Deposit Date, the sum of (i) _______________, (ii) the aggregate Loan Balances as of the related Deposit Cut-off Date of the Additional Loans being sold, transferred and conveyed on such Deposit Date and (iii) if applicable, an amount, calculated as provided in clause (ii) with respect to all Deposit Dates occurring prior to such Deposit Date.

     "Original Capitalized Interest Deposit": $__________.

     "Original Loan Principal Balance": $________________ (prior to the occurrence of a Deposit Date). On a Deposit Date, the sum of (i)
$______________, or (ii) the aggregate Loan Balances as of the Deposit Cut-off Date of the Additional Loans on such Deposit Date and (iii) if applicable, an amount, calculated as provided in clause (ii) with respect to all Deposit Dates occurring prior to such Deposit Date.

     "Original Funded Amount": $______________.


     "Original Principal Balance": With respect to each Mortgage Note, the outstanding principal amount of such Mortgage Note as of the Cut-off Date or, with respect to Mortgage Note for an Additional Loan, as of the applicable Deposit Cut-off Date.

     "Originators": [United Companies Lending Corporation(R), United Companies Mortgage of Tennessee, Inc., Southern Mortgage Acquisition, Inc., and UNICOR Mortgage(R), Inc. and their respective successors and permitted assigns.]

     "Overfunded Amount": As to any Deposit Date, the excess, if any, of (x) the sum of (i) the amount on deposit in the Capitalized Interest Account after the transfers pursuant to the first sentence of Section [5.2] on such Deposit Date and (ii) the aggregate Funding Earnings on the remaining amount on deposit in the Funding Account for the period from the preceding Deposit Payment Date to the next Deposit Payment Date at ___% per annum, over (y) the sum of the Capitalized Interest Requirement and the Capitalized Premium Payment for each succeeding Funding Payment Date.

     "Owner": Each Holder of a Note or a Trust Certificate.

     "Owner Trust Estate": All right, title and interest of the Trust in and to the property and rights assigned to the Trust pursuant to the Sale and Servicing Agreement, all funds on deposit from time to time in the Trust Accounts and the Certificate Distribution Account and all other property of the Trust from time to time, including any rights of the Owner Trustee and the Trust pursuant to the Sale and Servicing Agreement and the Administration Agreement.

     "Owner Trustee": Wilmington Trust Company, a Delaware bank and trust company, not in its individual capacity but solely as owner trustee under the Trust, and any successor Owner Trustee hereunder.

     "Owner Trustee's Fee": With respect to any Payment Date, the product of (i) one-twelfth of the Owner Trustee's Fee Rate and (ii) the aggregate Loan Balances of all Home Equity Loans as of the last day of the related Remittance Period.

     "Owner Trustee's Fee Rate": ______% per annum.

     "Pass-Through Margin": As to any Accrual Period prior to the Optional Termination Date, __ basis points. As to any Accrual Period thereafter, __ basis points.

     "Paying Agent": With respect to the notes, any paying agent or co-paying agent appointed pursuant to Section 3.03 of the Indenture, which initially shall be the Indenture Trustee. Any paying agent or co-paying agent appointed pursuant to Section 3.09 of the Trust Agreement and shall initially be Bankers Trust Company of California, N.A.

     "Payment Account": The account established by the Indenture Trustee pursuant to Section 3.03 of the Indenture and Section 5.1 of the Sale and Servicing Agreement. The Payment Account shall be an Eligible Account.

     "Payment Date": The 15th day of each month or, if the 15th is not a Business Day, on the immediately succeeding Business Day, commencing in the month following the Closing Date.

     "Percentage Interest": With respect to any Note, the percentage obtained by dividing the Security Balance of such Note by the aggregate of the Security Balances of all Notes. With respect to any Trust Certificate, the percentage interest of ownership in the Trust represented thereby as set forth on the face thereof.

     "Periodic Rate Cap": The provision in the Mortgage Note for each ARM which limits increases or decreases in the Coupon Rate on each Change Date.

     "Person": Any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

     "Policy": The irrevocable and unconditional limited financial guaranty insurance policy number [__________], dated as of the Closing Date, issued by the Credit Enhancer to the Indenture Trustee for the benefit of the Noteholders.

     "Pool Principal Balance": As of any date, the aggregate Loan Balances of all of the Home Equity Loans as of the close of business on such date.

     "Preference Amount": As defined in Section 5.2(g) of the Sale and Servicing Agreement hereof.

     "Premium Payment": With respect to the Payment Date in _______, 1998 and each Payment Date thereafter and Notes, an amount equal to the product of (x) one-twelfth of the Premium Rate and (y) the sum of the Notes after giving effect to the distribution of the Note Principal Distribution Amounts.

     "Premium Rate": The rate per annum on which the premium is based in accordance with the Insurance Agreement.

     "Prepayment": Any payment of principal of a Home Equity Loan which is received by the Servicer in advance of the scheduled due date for the payment of such principal, and the proceeds of any Insurance Policy which are to be applied as a payment of principal on the related Home Equity Loan, shall be deemed to be Prepayments for all purposes of this Agreement.

     "Preservation Expenses": Expenditures made by the Servicer in connection with a foreclosed Home Equity Loan prior to the liquidation thereof, including, without limitation, expenditures for real estate property taxes, hazard insurance premiums, property restoration or preservation.


     "Primary Parcel": With respect to any Property with multiple parcels, the parcel having the greatest Appraised Value.

     "Principal Distribution Amount": As to any Payment Date, the sum of (i) the Basic Principal Amount for such Payment Date and (ii) the aggregate Principal Carry-Forward Amount for the Notes for such Payment Date.

     "Principal Remittance Amount": For any Remittance Date, without duplication, the amount equal to the sum of the following amounts received with respect to the Home Equity Loans in: (i) the aggregate principal payments collected by the Servicer on the Home Equity Loans during the immediately preceding Remittance Period and (ii) any Prepayments, Net Liquidation Proceeds (but only to the extent that such Net Liquidation Proceeds do not exceed the Loan Balance of the related Home Equity Loan), REO Proceeds and Released Mortgage Property Proceeds, in each case and only to the extent collected on the Home Equity Loans during the preceding Remittance Period.

     "Proceeding": Any suit in equity, action at law or other judicial or administrative proceeding.

     "Prohibited Transactions": A prohibited transaction as defined in Section 860F of the Code or a contribution defined in Section 860G(d) of the Code.

     "Property": The underlying real property, including the improvements thereon, securing a Home Equity Loan.

     "Prospectus": The Prospectus Supplement dated December __, 1997 together with the Prospectus dated December __, 1997, relating to the Notes and the Certificates.

     "Purchaser": [Pelican Mortgage Company, Inc., a Delaware corporation].

     "Rating Agency": Any nationally recognized statistical credit rating agency, or its successor, that rates any Notes and Certificates at the request of the Depositor at the time of the initial issuance of the Notes and Certificates with the consent of the Credit Enhancer. If such agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Depositor with the consent of the Credit Enhancer, notice of which designation shall be given to the Trustees and Servicer. References herein to the highest rating category of a rating agency shall mean AAA or A-1+, in the case of S&P, and Aaa or P-1, in the case of Moody's, and in the case of any other Rating Agency shall mean such equivalent ratings.

     "Realized Loss": As to any Liquidated Loan, the excess, if any, of (i) the sum of the unpaid principal balance of such Liquidated Loan plus accrued interest at the Coupon Rate from the date interest was last paid or advanced through the last day of the month during which the liquidation occurred, plus any unreimbursed Servicing Advances over (ii) the Net Liquidation Proceeds.

     "Record Date": With respect to each Payment Date, the last Business Day of the calendar month immediately preceding the calendar month in which such Payment Date occurs.

     "Redemption Date": means in the case of a redemption of the Notes pursuant to Section 10.1, the Payment Date specified by the Servicer or the Issuer pursuant to Section 10.1.

     "Redemption Price": means in the case of a redemption of the Notes pursuant to Section 10.1, an amount equal to the unpaid principal amount of the then outstanding Notes plus accrued and unpaid interest thereon to but excluding the Redemption Date.

     "Reference Banks": Leading banks selected by the Indenture Trustee and engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, (ii) whose quotations appear on the Reuters Screen LIBO Page on the Interest Determination Date in question, (iii) which have been designated by the Indenture Trustee to the Depositor, the Servicer and the Credit Enhancer and (iv) which are not Affiliates of the Depositor.

     "Reimbursement Obligations": As defined in the Insurance Agreement.

     "Released Mortgaged Property Proceeds": Proceeds received in connection with a taking of a Property by condemnation or the exercise of eminent domain or in connection with a release of part of the Property.

     "Remittance Date": Any date on which the Servicer is required to remit moneys on deposit in the Collection Account to the Indenture Trustee, which shall be the 10th day of each month, commencing in the month following the month of the Closing Date or if such day is not a Business Day the immediately preceding Business Day.

     "Remittance Period": The period (inclusive) beginning on the first day of the calendar month immediately preceding the calendar month in which a Remittance Date occurs and ending on the last day of such immediately preceding calendar month.

     "Remittance Rate": As to any Home Equity Loan, a per annum rate equal to the related Coupon Rate minus the Servicing Fee Rate and the Retained Interest Rate.

     "REO Proceeds": Proceeds, net of expenses, from the rental of any REO Property pending the disposition thereof.

     "REO Property": A Property acquired by the Servicer on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Home Equity Loan.

     "Replacement Cut-off Date": With respect to any Eligible Substitute Mortgage, the first day of the calendar month in which such Eligible Substitute Mortgage is conveyed to the Indenture Trustee.

     "Reserve Account": The reserve account created pursuant to Section 5.1 of the Sale and Servicing Agreement.

     "Reserve Interest Rate": As defined in Section 5.9 of the Sale and Servicing Agreement.

     "Retained Interest": With respect to each ARM, that portion of any payment as to interest on such ARM at the Retained Interest Rate payable to or at the direction of the Depositor, the entitlement to which is reconveyed to the Depositor pursuant to Section [2.2] of the Sale and Servicing Agreement and the Depositor's right to which is set forth in Section ___ of the Sale and Servicing Agreement.

     "Retained Interest Rate": [0.0]% per annum.

     "Reuters Screen LIBO Page": The display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks).

     "Riegle Act": The Riegle Community Development and Regulatory Act, 15 U.S.C.S. ss.ss.1601 et seq.

     "Sale and Servicing Agreement": The Sale and Servicing Agreement dated as of December __, 1997, among the Trust, as issuer, UCFC Acceptance Corporation, as depositor, United Companies Lending Corporation(R), as servicer and Bankers Trust Company of California, N.A., as indenture trustee, as the same may be amended or supplemented from time to time.

     "Schedule of Home Equity Loans": The schedule of Home Equity Loans conveyed on the Closing Date by the Depositor to the Indenture Trustee in accordance with
Section 2.2(a) hereof. Such schedule identifies each such Home Equity Loan by the Servicer's loan number and address (including the state) of the Primary Parcel and sets forth as to each such Home Equity Loan the lien status thereof; the loan-to-value ratio thereof calculated, for this purposes, using the appraised value with respect to the related Property set forth in the appraisal made at the time of origination of the related Home Equity Loan; the Original Principal Balance; subject to appraisal; the Coupon Rate thereof as of the Cut-off Date; the current scheduled monthly payment of principal and interest as of the Cut-off Date; the maturity of the related Mortgage Note; the escrow amount; the property type; occupancy status; the paid-to-date; the appraised value with respect to the related Property set forth in the appraisal made at the time of origination of the related Home Equity Loan; and a code indicating whether such Home Equity Loan is an Escrow Loan; a code indicating whether such Home Equity Loan is an ARM, or a Convertible ARM; a code indicating its status under SMMEA; and for each ARM, the applicable Index, Periodic Rate Cap, the Gross Margin, the Lifetime Cap, the Lifetime Floor and the first Change Date after the Cut-off Date.

     "Schedule of Additional Loans": The schedule of Additional Loans listing each Additional Loan sold on the related Deposit Date and identifying each such Additional Loan by the same categories of information set forth in the definition of Schedule of Home Equity Loans substituting, where appropriate, information as of the applicable Deposit Cut-off Date rather than Cut-off Date.

     "S&P": Standard & Poor's, a division of The McGraw-Hill Companies, Inc.

     "Secretary of State": The Secretary of State of the State of Delaware.

     "Securities Act": The Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     "Security Balance": The Principal Balance of the Notes, as the case may be.

     "Security": Any of the Certificates or Notes.

     "Securityholder or Holder": Any Noteholder or a Certificateholder.

     "Seller": [Pelican Mortgage Company, Inc., a Delaware corporation.]

     "Servicer": United Companies Lending Corporation(R), a Louisiana corporation, and its permitted successors and assigns.

     "Servicer Affiliate": An Affiliate of the Servicer which is qualified to service residential mortgage loans.

     "Servicer LOC": Any letter of credit, surety bond or similar agreement obtained by the Servicer pursuant to Section [4.8(e)] of the Sale and Servicing Agreement.

     "Servicer's Trust Receipt": The Servicer's trust receipt in the form set forth as Exhibit E to the Sale and Servicing Agreement.

     "Servicing Advance": As defined in Section 4.9 of the Sale and Servicing Agreement hereof.

     "Servicing Delinquency Trigger": Will be deemed to have occurred on any date of determination (i) on or prior to the fifth anniversary of the Closing Date, if the Total Expected Losses (as defined below) equal or exceed ____% of the Original Aggregate Loan Balance and (ii) after the [fifth] anniversary of the Closing Date but on or prior to the [tenth] anniversary of the Closing Date, if the Total Expected Losses (as defined below) exceed ____% of the Original Aggregate Loan Balance.

     For purposes of the foregoing definition, the "Total Expected Losses" on any date of determination shall equal the sum of (i) the cumulative Net Realized Losses on all of the Home Equity Loans from the Closing Date through and including such date of determination and (ii) the Delinquency Calculation (as defined below).

     For purposes of the foregoing definition, the "Delinquency Calculation" on any date of determination shall equal the sum of:

          (i) the principal balance of all Home Equity Loans 30-59 days delinquent multiplied by _____%;

          (ii) the principal balance of all Home Equity Loans 60-89 days delinquent multiplied by _____%; and

          (iii) the principal balance of all Home Equity Loans 90 days or more delinquent multiplied by ____%.

     "Servicing Fee": With respect to any Home Equity Loan, an amount retained by the Servicer from interest payments received or advanced thereon as compensation for servicing and administration duties relating to such Home Equity Loan pursuant to Section 4.15 of the Sale and Servicing Agreement and equal to one twelfth of the product of the applicable Servicing Fee Rate and the then outstanding principal amount of such Home Equity Loan as of the first day of each calendar month payable on a monthly basis.

     "Servicing Fee Rate": ____% per annum.

     "Servicing Transfer Loan": Any Home Equity Loan for which the servicing has not been transferred to the Servicer as of the Closing Date or any Deposit Date, as the case may be.

     "Servicing Transfer Period": With respect to any Servicing Transfer Loan on the Closing Date or Deposit Date, as the case may be, the period (inclusive) beginning on the Closing Date or the Deposit Date, as the case may be, and ending on the later of (i) the calendar day which falls forty-five days after the Closing Date or the Deposit Date, as the case may be, and (ii) the date agreed to in writing by the Credit Enhancer.

     "6-Month LIBOR": The London interbank offered rate for six-month U.S. dollar deposits, as quoted either (a) in The Wall Street Journal of the edition, if any, specified in the related Note, or (b) by FNMA, as specified in the related Note, prior to each Change Date specified in the related Mortgage Note.


     "SMMEA": The Secondary Mortgage Market Enhancement Act of 1984, as amended.

     ["Specified Reserve Account Requirement": As of any date prior to the Step-Down Date, the greater of the Base Requirement and the amount computed pursuant to clause (b) below; as of any date thereafter, the greatest of (a) the lesser of (I) the Base Requirement and (II) the Amortized Reserve Account Requirement; provided, however, that for any period during which an Event of Excess Loss exists, the Specified Reserve Account Requirement for this clause (II) shall equal two times the percentage used in the definition of Base Requirement times the Principal Balance as of the date such Event of Excess Loss first existed, (b) two times the difference between (i) one-half of the aggregate Loan Balances of all Home Equity Loans which are 90 or more days Delinquent (including Properties in REO, Foreclosure and Bankruptcy) and (ii) the Projected Excess Interest as of such date and (c) an amount equal to the sum of (x) [0.50]% of the aggregate Original Principal Balance and (y) __% of the Loan Balance of each Balloon Loan. The Specified Reserve Account Requirement will not be reduced if an Event of Default exists and is continuing under this Agreement. The Specified Reserve Account Requirement may be reduced or eliminated by the Certificate Insurer in its sole discretion. Upon any such reduction or elimination, the Servicer shall give written notice thereof to each of Moody's, Fitch and S&P. On or prior to the last Deposit Payment Date, the Credit Enhancer may, by delivery of a Credit Enhancer Certificate, increase, to the extent permitted by Section ____ of the Sale and Servicing Agreement, the Base Requirement.

     The Specified Reserve Account Requirement shall equal the Base Requirement if any Insured Payment has been made.]

     "Spread": As to any Remittance Date ____________________.

     "Step-Down Date": The later to occur of (i) the ____ Payment Date and (ii) the date on which the Loan Principal Balance is equal to 50% of the Original Loan Principal Balance.

     ["Subordinated Amount": Initially, an amount equal to the product of __% and the Original Aggregate Loan Balance. As of any Payment Date, the Subordinated Amount shall be adjusted by subtracting the Cumulative Reserve Account Withdrawals since the immediately preceding Payment Date.]

     ["Subordination Termination Date": The Payment Date on which the Subordinated Amount is reduced to zero.]

     "Subservicer": Any Person with whom the Servicer has entered into a Subservicing Agreement and who satisfies the requirements set forth in Section
4.3 of the Sale and Servicing Agreement in respect of the qualification of a Subservicer.


     "Subservicing Agreement": The written contract between the Servicer and any Subservicer relating to servicing and/or administration of certain Home Equity Loans as permitted by Section 4.3 of the Sale and Servicing Agreement.

     "Substitution Adjustment Amount": As defined in Section ___ of the Loan Purchase Agreement.

     "Title Policy Schedule": A computerized schedule listing for each Home Equity Loan, the name and address of the title insurance company issuing the commitment, binder or policy with respect thereto and the commitment, binder or policy number, as applicable.

     "Transfer Agreement": Each Transfer Agreement dated as of a Deposit Date, executed and delivered pursuant to the terms hereof and thereof.

     "Treasury Regulations": Regulations, including proposed or temporary Regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

     "Trust Certificate": A certificate evidencing the beneficial interest of a Certificateholder in the Trust, substantially in the form of Exhibit A attached to the Trust Agreement.

     "Trust Estate": As to the Trust, collectively, all money, instruments, and other property to the extent such money, instruments and other property, are subject or intended to be held in trust for the benefit of the related Securityholders, including all proceeds thereof.

     The Trust Estate shall include, without limitation, the following, as applicable: (i) the Home Equity Loans, (ii) such amounts, including Eligible Investments, as from time to time may be held by the Indenture Trustee or the Owner Trustee in any related Account, and by the Servicer in the Collection Account or otherwise held by the Servicer in trust for the related Securityholders (except as otherwise provided herein), (iii) any Property, the ownership of which has been effected in the name of the Servicer on behalf of the Issuer as a result of foreclosure or acceptance by the Servicer of a deed in lieu of foreclosure and that has not been withdrawn from the Trust and any related REO Proceeds, (iv) the rights, if any, of the Issuer in any Insurance Policies relating to the Home Equity Loans, (v) Net Liquidation Proceeds (but only to the extent that such Net Liquidation Proceeds do not exceed the Loan Balance of the related Home Equity Loan plus accrued and unpaid interest on such Home Equity Loan) with respect to any Liquidated Loan, (vi) all rights of the Depositor under the Loan Purchase Agreement and the Loan Sale Agreement transferred and assigned by the Depositor to the Indenture Trustee pursuant to the Sale and Servicing Agreement, (vii) Credit Enhancement Instrument and (viii) the Reserve Account.

     "Trustees": Collectively, Bankers Trust Company of California, N.A., not in

its individual capacity but solely as Indenture Trustee and Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee.

     "Trust Indenture Act or TIA": The Trust Indenture Act of 1939, as amended from time to time, as in effect on any relevant date.

     "Trust": The trust established by the Trust Agreement.

     "UCC": The Uniform Commercial Code, as amended from time to time, as in effect in any specified jurisdiction.

     "Underfunded Amount": As to any Deposit Date, the excess, if any, of (x) the Capitalized Interest Requirement for the next Deposit Payment Date over (y) the sum of (i) the amount on deposit in the Capitalized Interest Account __________ the transfers pursuant to the first sentence of Section [5.2] of the Sale and Servicing Agreement on such Deposit Date and (ii) the aggregate Funding Earnings on the remaining amount on deposit in the Funding Account for the period from such Deposit Date to the next Deposit Date at ___% per annum.

                                   SCHEDULE I

                          Schedule of Home Equity Loans





                                     S-I-1

                                   SCHEDULE II

                    UCFC Home Equity Loan Owner Trust 1997-_

                Asset Backed Notes and Asset Backed Certificates

                                  Series 1997-_

                  Representations and Warranties of the Issuer

     Home Equity Loan Owner Trust 1997-_ (the "Issuer") hereby makes the representations and warranties set forth in this Schedule II to the Servicer and the Indenture Trustee, as of the Closing Date.

     (1) The Issuer is a statutory business trust duly organized, validly existing and in good standing under the laws of the State of Delaware, and possesses all requisite authority, power, licenses, permits and franchises to conduct any and all business contemplated by the Sale and Servicing Agreement and to comply with its obligations under the terms of this Agreement, the performance of which have been duly authorized by all necessary action.

     (2) Neither the execution and delivery of the Sale and Servicing Agreement by the Issuer, nor the performance and compliance with the terms thereof by the Issuer will (A) result in a material breach of any term or provision of the instruments creating the Issuer or governing its operations, or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which the Issuer is a party or by which it may be bound, or (C) constitute a material violation of any statute, order or regulation applicable to the Issuer of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Issuer; and the Issuer is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair the Issuer's ability to perform or meet any of its obligations under the Sale and Servicing Agreement.

     (3) This Agreement, and all documents and instruments contemplated hereby, which are executed and delivered by the Issuer, will, assuming due authorization, execution by and delivery to the other parties hereto and thereto, constitute valid, legal and binding obligations of the Issuer, enforceable in accordance with their respective terms, except that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and
(b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.


                                     S-I-1

     (4) No litigation is pending or, to the best of the Issuer's knowledge, threatened against the Issuer that would materially and adversely affect the execution, delivery or enforceability of the Sale and Servicing Agreement or the ability of the Issuer to perform its obligations thereunder.

     (5) Immediately prior to the transfer and assignment of the Home Equity Loans to the Indenture Trustee, the Issuer had good title to, and was the sole owner of, each Home Equity Loan and clear of any liens, charges or encumbrances or any ownership or participation interests in favor of any other Person.




                                     S-I-2

                                                                       EXHIBIT A

                   FORM OF CERTIFICATION OF INDENTURE TRUSTEE

     WHEREAS, the undersigned is an Authorized Officer of Bankers Trust Company of California, N.A., a national banking corporation, acting in its capacity as indenture trustee (the "Indenture Trustee") of certain home equity and home improvement loans (the "Home Equity Loans") heretofore conveyed in trust to the Indenture Trustee, pursuant to that certain Sale and Servicing Agreement dated as of December __, 1997 (the "Sale and Servicing Agreement") among UCFC Home Equity Loan Owner Trust 1997-_, a Delaware business trust, as issuer (the "Issuer"), UCFC Acceptance Corporation, a Louisiana corporation, as depositor (the "Depositor"), United Companies Lending Corporation(R), a Louisiana corporation, as servicer (the "Servicer"), and the Indenture Trustee; and

     WHEREAS, the Indenture Trustee is required, pursuant to Section 2.2 of the Sale and Servicing Agreement, to review the Files relating to the Home Equity Loans within a specified period following the Closing Date and to notify the Depositor, the Owner Trustee, the Originators and the Credit Enhancer promptly of any defects with respect to the Home Equity Loans, and the applicable Originator is required to remedy such defects or take certain other action, all as set forth in Section 2.2 of the Sale and Servicing Agreement; and

     WHEREAS, Section 2.2 of the Sale and Servicing Agreement requires the Indenture Trustee to deliver this Certification upon the satisfaction of certain conditions set forth therein.

     NOW, THEREFORE, the Indenture Trustee hereby certifies that it has determined that all required documents (or certified copies of documents listed in Section 2.2 of the Sale and Servicing Agreement) have been executed or received, and that such documents relate to the Home Equity Loans identified in the Schedule of Home Equity Loans pursuant to Section 2.2 of the Sale and Servicing Agreement or, in the event that such documents have not been executed and received or do not so relate to such Home Equity Loans, any remedial action by the Depositor pursuant to Section 2.2 of the Sale and Servicing Agreement has been completed. The Indenture Trustee makes no representation or certification hereby, however, (i) that any such document is genuine, valid, recordable, sufficient, suitable, insurable, collectable, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face and (ii) with respect to any intervening assignments or assumption and modification agreements.

                                                   By:__________________________
                                                     Title:____________________

Dated:  ______________, 199_

                                                                       EXHIBIT B


                     FORM OF CERTIFICATION OF PREPAID LOANS

     I, _______________, ________________ of United Companies Lending
Corporation(R), as Servicer, hereby certify that between the "Cut-Off Date" (as defined in the Sale and Servicing Agreement dated as of December __, 1997 among UCFC Home Equity Loan Owner Trust 1997-__, as Issuer, United Companies Lending Corporation(R), as Servicer, UCFC Acceptance Corporation, as Depositor and Bankers Trust Company of California, N.A., as Indenture Trustee (the "Sale and Servicing Agreement")), and the Closing Date (as defined in the Sale and Servicing Agreement) [no/the following schedule of] Home Equity Loans (as defined in the Sale and Servicing Agreement) have been prepaid in full.

Dated:     _______________, 199_


                                           By:_________________________
                                              Name:
                                              Title:

                                                                       EXHIBIT C

              FORM OF INDENTURE TRUSTEE'S ACKNOWLEDGMENT OF RECEIPT

     Bankers Trust Company of California, N.A., a national banking corporation, in its capacity as indenture trustee (the "Indenture Trustee") under that certain Sale and Servicing Agreement dated as of December __, 1997 (the "Sale and Servicing Agreement") among UCFC Home Equity Loan Owner Trust 1997-_, a Delaware business trust, as issuer (the "Issuer"), UCFC Acceptance Corporation, a Louisiana corporation, as depositor (the "Depositor"), United Companies Lending Corporation(R), a Louisiana corporation, as servicer (the "Servicer"), and the Indenture Trustee, hereby acknowledges receipt of the items required to be delivered to it pursuant to Section 2.2 of the Sale and Servicing Agreement with respect to the Home Equity Loans.

     The Schedule of Home Equity Loans is attached to this Receipt.

     The Trustee hereby additionally acknowledges that it shall review such items as required by Section 2.2 of the Sale and Servicing Agreement.


                                         BANKERS TRUST COMPANY OF
                                         CALIFORNIA, N.A., as Indenture Trustee


                                         By: ________________________
                                             Name:
                                             Title:

Dated:

                                                                       EXHIBIT D

     Representations, Warranties and Covenants of Originators

Part 1. Delivery Requirements

     (a) On or prior to the Closing Date, each Originator shall deliver to the Indenture Trustee, as designee of the Purchaser, the following documents with respect to each of the Home Equity Loans sold by it on the Closing Date:

          (i) the original Mortgage Note, endorsed without recourse to the order of Bankers Trust Company of California, N.A., as custodian or trustee under the applicable custodial agreement or trust agreement;

          (ii) the original Mortgage with evidence of recording thereon or, if the original Mortgage is unavailable, the Certified Mortgage Schedule;

          (iii) the Title Policy Schedule; and

          (iv) an original of an assignment of the Mortgage in recordable form (except with respect to recording information for those Mortgages which have not yet been returned from the applicable recorder's office) to the IndentureTrustee;

          (v) originals of each intervening assignment, with evidence of recording thereon, showing a complete chain of title from origination to the Person executing the assignment to the Indenture Trustee or, if the original of any such intervening assignment is unavailable, the Certified Assignment Schedule; and

          (vi) originals of all assumption and modification agreements, if any;

provided, however, that the documents listed in clauses (ii)-(vi) above may, but need not be delivered on the Closing Date and if not so delivered shall be delivered within 30 days after the Closing Date; and provided, further, that with respect to no more than __ Home Equity Loans, the applicable Originator may deliver a lost note affidavit in lieu of the Mortgage Note which was lost.

     (b) Promptly after the Closing Date, each Originator, at its sole cost and expense, shall with respect to the Home Equity Loans sold by it on the Closing Date, cause assignments of the Mortgages previously assigned of record to United Companies Life Insurance Company from United Companies Lending Corporation(R), from United Companies Life Insurance Company to United Companies Lending Corporation(R) and the assignment of all the Mortgages from such Originator to the Indenture Trustee, as designee of the Purchaser, to be submitted for recording in the appropriate jurisdictions; provided, however, that such Originator shall not be required to submit for recording an assignment for any Mortgage with respect to which the original recording information is lacking until promptly following the receipt of such recording information. Such assignments shall be submitted for recording within two Business Days after receipt of the necessary recording information and in any case within one year after the Closing Date.

     (c) With respect to the Home Equity Loans sold by it on the Closing Date, each Originator shall deliver or cause to be delivered the original or copies (certified by the applicable recorder's office) of the Mortgages, as the case may be, and recorded assignments or copies (certified by the applicable recorder's office) thereof, together with originals or copies (certified by the applicable recorder's office) of any and all prior recorded assignments, and policy numbers for all title policies to the Indenture Trustee as the designee of the Purchaser, within 30 days of receipt thereof by such Originator (but in any event within one year after the Closing Date).

     (d) Notwithstanding anything to the contrary contained in this Part I, in those instances where the public recording office retains the original Mortgage, the assignment of a Mortgage or the intervening assignments of the Mortgage after it has been recorded, such Originator shall be deemed to have satisfied its obligations hereunder upon delivery to the Indenture Trustee, as the designee of the Purchaser, of a true and correct copy of such Mortgage, such assignment or assignments of Mortgage, duly certified by the applicable recorder's office.

     (e) Each Originator covenants and agrees with respect to the Home Equity Loans sold by it on the Closing Date (i) to maintain or cause to be maintained on microfiche (or other permanent storage media) a copy of each original title insurance policy and to furnish a copy thereof to the Credit Enhancer upon its request or to the Indenture Trustee, as designee of the Purchaser, or the Servicer if necessary in order to present claims under such policy, (ii) to provide to the Indenture Trustee, as designee of the Purchaser, or the Servicer a certified copy of any Mortgage or intervening assignment which was not delivered on the Closing Date and has not been subsequently delivered as provided in (c) above if necessary to permit the Servicer to take actions with respect to the related Home Equity Loan and (iii) to take all action necessary under applicable state law to transfer the benefits of the lien and security interest in each manufactured or mobile home and the related Property to the Indenture Trustee, as the designee of the Purchaser, including without limitation, the filing of UCC-3 assignments, notations on certificates of title and recordation of the Mortgage assignment within the time frames required by this Part I.

     (f) In the case of Home Equity Loans sold on the Closing Date which have been prepaid in full after the Cut-off Date and prior to the Closing Date, each Originator, in lieu of the foregoing, will cause the Servicer to deliver within 15 days after the Closing Date to the Indenture Trustee and the Purchaser a certification of an Authorized Officer in the form set forth in [Exhibit A] to the Loan Purchase Agreement.

     (g) At the direction of the Indenture Trustee, as designee of the Purchaser, each Originator shall (or shall cause an Affiliate to) sell, transfer, assign, set over and otherwise convey without recourse, to the Indenture Trustee, as designee of the Purchaser, all right, title and interest of such Originator (or of such Affiliate) in and to any Eligible Substitute Mortgage delivered to the Indenture Trustee on behalf of the related Owners by such Originator (or such Affiliate) pursuant to Section [3.1] or Section [3.2] of the Loan Purchase Agreement (including Part III of this Exhibit D) and all its right, title and interest to principal collected and interest accrued on such Eligible Substitute Mortgage on and after the applicable Replacement Cut-Off Date; provided, however, that such Originator (or such Affiliate) shall reserve and retain all right, title and interest in and to payments of principal collected and interest accrued on such Qualified Replacement Mortgage prior to the applicable Replacement Cut-Off Date.

     (h) As to each Home Equity Loan reconveyed by the Indenture Trustee in connection with the conveyance of a Eligible Substitute Mortgage therefor, the Purchaser shall, or shall cause the Indenture Trustee to, sell, transfer, assign, set over and otherwise convey without recourse, on each Originator's order, all of its right, title and interest in and to such conveyed Home Equity Loan and all the Purchaser's or the Indenture Trustee's right, title and interest to principal collected and interest accrued on such released Home Equity Loan on and after the applicable Replacement Cut-Off Date; provided, however, that the Purchaser or the Indenture Trustee on behalf of the Noteholders and Certificateholders shall reserve and retain all right, title and interest in and to payments of principal collected and interest accrued on such conveyed Home Equity Loan prior to the applicable Replacement Cut-Off Date.

     (i) In connection with any transfer and assignment of a Qualified Replacement Mortgage to the Indenture Trustee, as designee of the Purchaser, each Originator agrees with respect to each Eligible Substitute Mortgage transferred and assigned by it to (i) deliver or cause to be delivered without recourse to the Indenture Trustee as designee of the Purchaser, on the date of delivery of such Eligible Substitute Mortgage all documents required by Part I of this Exhibit D, (ii) cause promptly to be recorded an assignment in the appropriate jurisdiction to the Indenture Trustee, and (iii) deliver or cause to be delivered the original Qualified Replacement Mortgage and such recorded assignment or certified copies of each, together with original or duly certified copies of any and all prior recorded assignments, to the Indenture Trustee, as designee of the Purchaser, within 30 days of receipt thereof by the related Originator (but in any event within one year after the date of conveyance of such Eligible Substitute Mortgage).

     (j) As to each Home Equity Loan reconveyed by the Purchaser or the Indenture Trustee in connection with the conveyance of a Eligible Substitute Mortgage, the Purchaser shall or shall cause the Indenture Trustee to deliver on the date of conveyance of such Qualified Replacement Mortgage and on the order of the appropriate Originator (i) the original Mortgage Note relating thereto, endorsed without recourse, to such Originator (or to such other party as such Originator directs) (ii) the original Mortgage so released and all recorded assignments relating thereto, (iii) an assignment from the Indenture Trustee to such Originator (or to such other party as such Originator directs) executed by the Indenture Trustee in the same form as the assignment referred to in clause (iv) of clause (a) of this Part I and (iv) such other documents as constituted the File with respect thereto.

     (k) If a Mortgage assignment is lost during the process of recording, or is returned from the recorder's office unrecorded due to a defect therein, the appropriate Originator shall prepare a substitute assignment or cure such defect, as the case may be, and thereafter cause each such assignment to be duly recorded.

     (l) With respect to each Escrow Loan, the Originator of such Escrow Loan, at the direction of the Purchaser, shall deliver to the Indenture Trustee, as designee of the Purchaser, within one year after the Closing Date a list (the "Exception List") identifying any of the following documents which have not been received for each Escrow Loan: (i) Mortgagor's certification as to completion and (ii) the appraiser's unqualified certification as to final completion pursuant to which the appraiser (or, if the original appraiser has since died, retired or otherwise is unable to perform, a suitable substitute appraiser) confirms that the Appraised Value of the Property upon completion of the improvement (disregarding intervening changes, if any, in market value) is at least equal to such appraiser's Appraised Value which was subject to completion of improvements out of the escrowed funds (each such document, a "Required Escrow Document"). No later than the end of the thirteenth month following the Closing Date, the Indenture Trustee shall deliver a copy of the Exception List to the Depositor, the Servicer, the Owner Trustee and the Credit Enhancer. If such report indicates that any Required Escrow Document has not been received, the related Originator shall be required to take the actions set forth in Section [3.1(a)] of the Loan Purchase Agreement (including Part III of this Exhibit D) if the lack of such Required Escrow Document materially and adversely affects the interest of the Noteholders, the Certificateholders or of the Credit Enhancer in the related Home Equity Loan.

     (m) If the Originator receives notice from the Indenture Trustee, the Owner Trustee, the Depositor, the Servicer or the Credit Enhancer pursuant to Section
2.2 of the Sale and Servicing Agreement that any required item has not been received, and such item materially and adversely affects the interest of the Noteholders, the Certificateholders or of the Credit Enhancer in the related Home Equity Loan, the applicable Originator agrees to use reasonable efforts to remedy a material defect in a document constituting part of a File of which it is so notified. If, however, within 60 days after notice to it respecting such defect the related Originator has not remedied, or caused to be remedied, the defect and the defect materially and adversely affects the interest of the Noteholders, the Certificateholders and the Credit Enhancer in the related Home Equity Loan, the related Originator will on the next succeeding Remittance Date
(i) substitute in lieu of such Home Equity Loan a Eligible Substitute Mortgage and deliver the Substitution Adjustment Amount applicable thereto directly to the Servicer for deposit in the Collection Account or (ii) purchase such Home Equity Loan at a purchase price equal to the Loan Purchase Price thereof, which purchase price shall be delivered directly to the Servicer for deposit in the Collection Account. In connection with any such proposed purchase or substitution, the

Originator shall cause at the related Originator's expense to be delivered to the Indenture Trustee an opinion of counsel experienced in federal income tax matters stating whether or not such a proposed purchase or substitution would constitute __________________.

Part 2. Representations

     Note: Until a Deposit Date occurs, references in this Part II to Home Equity Loans shall mean the Home Equity Loans sold, transferred, conveyed and assigned on the Closing Date.

     (1) The information with respect to each Home Equity Loan set forth in the Schedule of Home Equity Loans is true and correct as of the Cut-Off Date;

     (2) All of the original or certified documentation set forth in Part I of this Exhibit D (including all material documents related thereto) with respect to each Home Equity Loan has been or will be delivered to the Indenture Trustee on the Closing Date or as otherwise provided in Part I of this Exhibit D;

     (3) Each Home Equity Loan being transferred to the Issuer is secured by a Mortgage that is a Qualified Mortgage and each Note is in a form that is acceptable to prudent mortgage lenders which make mortgage loans comparable to the Home Equity Loans;

     (4) As of the Closing Date, each Primary Parcel is improved by one or more single (one- to four-) family residential dwellings, which may include condominiums, townhouses and manufactured or mobile homes, but only if such manufactured or mobile home constitutes real property under applicable state law; provided, however, that no such residential dwelling has been modified for commercial purposes;

     (5) Reserved

     (6) As of the Closing Date, each Home Equity Loan is being serviced by the Servicer, a Servicer Affiliate or a Subservicer described in clause (17) below;

     (7) Reserved

     (8) As of the Closing Date, each Mortgage is a valid and subsisting first (as shown in the Schedule of Home Equity Loans) lien of record on the Primary Parcel of the related Property subject in all cases to the exceptions to title set forth in the title insurance policy or title opinion with respect to the related Home Equity Loan, which are exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Mortgage;

     (9) Prior to the transfer and assignment of each Home Equity Loan, each Originator held good and indefeasible title to, and was the sole owner of, each Home Equity Loan conveyed by the Originator subject to no liens, charges, mortgages, encumbrances or rights of others except as set forth in clauses (9),
(12) and (14) or other liens which will be or were, as the case may be, released simultaneously with such transfer and assignment; and immediately upon the transfer and assignment herein contemplated, the Indenture Trustee will hold good and indefeasible title to, and will be the sole owner of, each Home Equity Loan subject to no liens, charges, mortgages, encumbrances or rights of others except as set forth in clauses (9), (12) and (14) or other liens which will be released simultaneously with such transfer and assignment;

     (10) As of the Cut-off Date, no Home Equity Loan is more than 29 days Delinquent (assuming a 30 day month);

     (11) As of the Closing Date, there is no delinquent tax or assessment lien or mechanic's lien on any Property, except those liens for which funds sufficient to discharge such liens are held in escrow by the Originator or by an escrow agent;

     (12) As of the Closing Date, there is no claim, offset, right of rescission, defense or counterclaim to any Mortgage Note or Mortgage, including the defense of usury;

     (13) As of the Closing Date, there is no mechanics' lien or claim for work, labor or material affecting any Property which is or may be a lien prior to, or equal with, the lien of the related Mortgage, except those liens for which funds sufficient to discharge such liens are held in escrow by the Originator or by an escrow agent;

     (14) Each Home Equity Loan at the time it was made complied in all material respects with applicable state and federal laws and regulations, including, without limitation, the federal Truth-in-Lending Act, the Real Estate Settlement Procedures Act and other consumer protection laws, usury, equal credit opportunity, disclosure and recording laws;

     (15) With respect to each Home Equity Loan, either (A) a lender's title insurance policy, issued in standard or American Land Title Association form (with modifications, if any, approved by the state in which the related Property is located) by a title insurance company authorized to transact business in the state in which the related Property is situated, in an amount at least equal to the Original Principal Amount of such Home Equity Loan insuring the mortgagee's interest under the related Home Equity Loan as the holder of a valid first mortgage lien of record on the real property described in the related Mortgage, subject only to a survey exception and other exceptions of the character referred to in clauses (9), (12) and (14) above, was effective on the date of the origination of such Home Equity Loan, and, as of the Closing Date, such policy will be valid and thereafter such policy shall continue in full force and effect regardless of the non-delivery thereof to the Indenture Trustee, or (B) in those jurisdictions in which it is customary to obtain opinions of counsel as to title matters rather than title insurance, an opinion of counsel as to the mortgagee's interest under the related Home Equity Loan as the holder of a valid first mortgage lien of record on the real property described in the related Mortgage, was obtained on the date of origination of such Home Equity Loan.

     (16) Each Subservicer, if any, is a qualified servicer as defined in
Section 4.3 of the Sale and Servicing Agreement with respect to the Home Equity Loans serviced by it;

     (17) At the Closing Date, the improvements upon each Property are covered by a valid and existing hazard insurance policy with a carrier licensed in the state in which the Property is located that provides for fire and extended coverage representing coverage not less than the least of (A) the outstanding principal balance of the related Home Equity Loan, (B) the minimum amount required to compensate for loss or damage on a replacement cost basis or (C) the full insurable value of the Property. All individual insurance policies are the valid and binding obligation of the insurer and contain a standard mortgage clause naming the originator, its successors and assigns, as mortgagee. All premiums then due thereon have been paid. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense;

     (18) Each Mortgage and Mortgage Note is genuine and constitutes the legal, valid and binding obligation of the maker thereof and is enforceable in accordance with its terms, except only as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law), and all parties to each Home Equity Loan had full legal capacity to execute all documents relating to such Home Equity Loan and to convey the estate therein purported to be conveyed and each Mortgage and Mortgage Note have been duly and properly executed by such parties;

     (19) Each Originator has caused and will cause to be performed any and all acts required to be performed to preserve the rights and remedies of the Purchaser or the Indenture Trustee, as designee of the Purchaser, in any Insurance Policies applicable to any of the Home Equity Loans delivered by such Originator, at the direction of the Purchaser, to the Indenture Trustee including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of co-insured, joint loss payee and mortgagee rights in favor of the Purchaser or the Indenture

Trustee;

     (20) No Home Equity Loan has a Combined Loan-to-Value Ratio in excess of 100.00%;

     (21) Each original Mortgage was recorded or is in the process of being recorded, and all subsequent assignments of the original Mortgage have been recorded in the appropriate jurisdictions (or are in the process of being recorded within the time period permitted by Part I of this Exhibit D);

     (22) The terms of each Mortgage Note and each Mortgage have not been impaired, altered or modified in any respect, except by a written instrument which has been recorded, if necessary, to protect the interest of the Indenture Trustee, as designee of the Purchaser and which has been delivered, at the direction of the Purchaser, to the Indenture Trustee. The substance of any such alteration or modification made prior to the Cut-off Date is reflected on the Schedule of Home Equity Loans; any subsequent alteration or modification prior to the date hereof has been made only as permitted by the Sale and Servicing Agreement;

     (23) The proceeds of each Home Equity Loan have been fully disbursed to the Mortgagor or into an escrow account pending completion of any improvements to the related Property, and there is no obligation on the part of the mortgagee to make future advances thereunder. All costs, fees and expenses incurred in making or closing or recording such Home Equity Loans were paid;

     (24) No Home Equity Loan was originated under a buydown plan;

     (25) No Home Equity Loan has a shared appreciation feature, or other contingent interest feature;

     (26) The Primary Parcel of each Property is located in the state identified in the Schedule of Home Equity Loans; no more than __% of the Original Aggregate Loan Balance is secured by Mortgaged Properties located within any single postal zip code area; each Property consists of one or more parcels of real property with a residential dwelling erected on the Primary Parcel; no Property contains any commercial property;

     (27) Except for ARMs, if any, for which the Index is CMT, each Mortgage contains a provision for the acceleration of the payment of the unpaid principal balance of the related Home Equity Loan in the event the related Property is sold without the prior consent of the mortgagee thereunder;

     (28) Any advances made after the date of origination of a Home Equity Loan but prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the related Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the Schedule of Home Equity Loans as the same may be adjusted in accordance with the terms of such Home Equity Loan. The consolidated principal amount does not exceed the original principal amount of the related Home Equity Loan. No Mortgage Note permits or obligates the Servicer to make future advances to the related Mortgagor at the option of the Mortgagor;

     (29) To the best of the Originator's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of any Property, nor is such a proceeding currently occurring, and each Property is undamaged by waste, fire, earthquake, earth movement, windstorm (including a hurricane), flood, tornado or other casualty;

     (30) To the best of the Originator's knowledge, all of the improvements which were included for the purposes of determining the Appraised Value of any Property lie wholly within the boundaries and building restriction lines of such Property, and no improvements on adjoining properties encroach upon such Property;

     (31) To the best of the Originator's knowledge, no improvement located on or being part of any Property is in violation of any applicable zoning law or regulation. To the best of the Originator's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of each Property and, with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities and such Property is lawfully occupied under the applicable law;

     (32) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee's sale after default by the related Mortgagor;

     (33) Each Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the related Property of the benefits of the security, including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale and (B) otherwise by judicial foreclosure. There is no homestead or other exemption available to the related Mortgagor which would materially interfere with the right to sell the related Property at a trustee's sale or the right to foreclose the related Mortgage;

     (34) To the best of the Originator's knowledge, there is no default, breach, violation or event of acceleration existing under any Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and neither the Servicer nor the applicable Originator has waived any default, breach, violation or event of acceleration; except that the Servicer or the Originator may have heretofore waived late payments or granted extensions of payments (none of which extensions are material);

     (35) No instrument of release or waiver has been executed in connection with any Home Equity Loan, and no Mortgagor has been released, in whole or in part, except in a manner consistent with the Originator's ordinary practice;

     (36) An appraisal, completed by independent fee appraisers, was performed with respect to each Home Equity Loan;

     (37) As of the Cut-Off Date, no more than __% of the Original Aggregate Loan Balance is secured by condominiums; no Home Equity Loan relates to a co-operative;

     (38) As of the Cut-Off Date, no more than __% of the Original Aggregate Loan Balance is secured by investor-owned Properties;

     (39) Each Home Equity Loan was, in all material respects, underwritten according to credit underwriting guidelines which are no less restrictive than those described in the Prospectus;

     (40) If the Property is located in an area identified as flood zone "A" or flood zone "V" in the Federal Register by the Federal Emergency Management Agency, a flood insurance policy in a form meeting the requirements of the then current guidelines of the Flood Insurance Administration is in effect with respect to such Property with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the original outstanding principal balance of the Home Equity Loan, (B) the minimum amount required to compensate for damage or loss on a replacement cost basis, or (C) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973, as amended. Any such policy contains a standard mortgagee clause naming the originator, its successors and assigns, as mortgagee. All premiums then due thereon have been paid. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense;

     (41) With respect to any Home Equity Loan which relates to a "rural property" (as defined in the Prospectus), the Loan-to-Value Ratio with respect to such Home Equity Loan was calculated as described in the Prospectus;

     (42) The Home Equity Loans were not selected for sale to the Purchaser on any basis intended to adversely affect the Purchaser or the Issuer;

     (43) As of the Closing Date, the Originator has no actual knowledge that there exists on any Property any hazardous substances, hazard wastes or solid wastes, as such terms are defined in the Comprehensive Environmental Response Compensation and Liability Act, the Resource Conservation and Recovery Act of 1976, or other federal, state or local environmental legislation. For purposes of this clause (44), actual knowledge of the Originator means actual knowledge of an officer of the Originator involved in the servicing of the relevant Home Equity Loan. Actual knowledge of the Originator does not include knowledge imputable by virtue of the availability of or accessibility to information relating to environmental or hazardous waste sites or the locations thereof;

     (44) Except for payments in the nature of escrow payments, including, without limitation, taxes and insurance payments, the Servicer has not advanced funds directly or indirectly, for the payment of any amount required by the Mortgage;

     (45) All parties which have had any interest in any Home Equity Loan prior to their sale on the Closing Date, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Property is located, and
(2)(A) organized under the laws of such state, or (B) qualified to do business in such state, or (C) federal savings and loan associations or national banks having principal offices in such state, or (D) not doing business in such state so as to require qualification or licensing;

     (46) No Home Equity Loan is secured by a leasehold interest and no Home Equity Loan is secured by an Illinois land trust;

     (47) As of the Cut-Off Date, no Home Equity Loan is a bankruptcy loan in which the Mortgagor is subject to bankruptcy proceedings;

     (48) With respect to each Home Equity Loan involving property improved by a manufactured or mobile home, such manufactured or mobile home constitutes real property under applicable state law and the Servicer has taken all action necessary to create a valid and perfected first or second priority lien and security interest in such manufactured or mobile home and the related Property, including, without limitation, the filing of UCC financing statements or notations on certificates of title, if necessary under applicable state law;

     (49) Each File contains an appraisal and no appraisal for a Home Equity Loan was based solely upon a cost approach analysis;

     (50) [No ARM is a Convertible ARM];

     (51) As of the Cut-off Date, for each ARM and Convertible ARM (if any), the Lifetime Cap is not lower than ____% per annum, the Lifetime Floor is not lower than ____% per annum, the Gross Margin is not less than _____ basis points, the related Mortgage Note does not provide for negative amortization, limits in the amount of monthly payments, the Coupon Rate is subject to adjustment on each Change Date to equal the sum of the applicable Index plus the applicable Gross Margin, subject to rounding, the applicable Periodic Rate Cap, the applicable Lifetime Floor and the applicable Lifetime Cap, on each Change Date, the Mortgagor's new monthly payment will be adjusted to an amount equal to the payment which, when paid in substantially equal installments during the then remaining term of the ARM or Convertible ARM (if any), would amortize fully the unpaid principal balance of such ARM or Convertible ARM (if any) at the then applicable Coupon Rate without extension of the original maturity date which maturity date is not more than 360 months after the original Due Date therefor;

     (52) Each Home Equity Loan conforms in all material respects and all of the Home Equity Loans in the aggregate conform in all material respects with the description thereof set forth in the Prospectus;

     (53) With respect to each ARM and Convertible ARM (if any), all of the terms of the Mortgage and Mortgage Note pertaining to interest rate adjustments, payment adjustments and adjustments of the outstanding principal balance are enforceable, such adjustments will not affect the priority of the Mortgage lien, and all of the interest rate calculations have been properly calculated, recorded, reported and applied in accordance with the Mortgage and Mortgage Note;

     (54) At the end of the applicable Funding Period, each of the Additional Loans will conform in all material respects and all of such Subsequent Loans in the aggregate will conform in all material respects with the conditions set forth in Exhibit G; and

     (55) No more than approximately ___% of the ARMs (by Principal Balance as of the Cut-off Date) are CMT ARMs and the remaining ARMs are LIBOR ARMs.

Part III. Certain Covenants

     (a) Upon the discovery by any of the Originators or by the Indenture Trustee, the Owner Trustee, the Purchaser, the Depositor or the Credit Enhancer that any statement set forth in Part II of Exhibit D were untrue (disregarding any qualification with respect to knowledge) as of the Closing Date or the applicable Deposit Date, as the case may be, with the result that the interests of the Noteholders, the Certificateholders or the Credit Enhancer are materially and adversely affected, the party discovering such breach shall give prompt written notice to the other party or the Credit Enhancer. Upon the earliest to occur of any Originator's discovery, its receipt of notice of breach, or such time as a situation resulting from an existing statement which is untrue materially and adversely affects the interests of the Noteholders, the Certificateholders or the Credit Enhancer, each Originator hereby covenants and warrants that it shall promptly cure such breach in all material respects or, unless otherwise directed by the Indenture Trustee, as designee of the Purchaser, it shall (or shall cause an Affiliate of the Originator to) on the second Remittance Date next succeeding such discovery, receipt of notice or such time (i) substitute in lieu of each Home Equity Loan which has given rise to the requirement for action by the Originator a Eligible Substitute Mortgage and deliver the Substitution Adjustment Amount applicable thereto to the Servicer for deposit in the Collection Account or (ii) purchase such Home Equity Loan from the Indenture Trustee at a purchase price equal to the Loan Purchase Price thereof, which purchase price shall be delivered to the Servicer for deposit in the Collection Account. It is understood and agreed that (i) a breach of the statement in clause (13) will be deemed to materially and adversely affect the interests of the Noteholders, the Certificateholders or the Credit Enhancer if it is judicially determined that the related Mortgagor is entitled to rescind such Mortgagor's Home Equity Loan and (ii) the obligation of the Originator so to cure, substitute or purchase any Home Equity Loan as to which such a statement set forth below is untrue in any material respect and has not been remedied shall constitute the sole remedy respecting a discovery of any such statement which is untrue in any material respect in Part II of this Exhibit D available to the Purchaser or the Indenture Trustee, as designee of the Purchaser.

     (b) In the event that any Qualified Replacement Mortgage is delivered by the Originator to the Trustee pursuant to [Section 2.1, Section 3.1 or Section 3.2] of the Loan Purchase Agreement, the Originator shall be obligated to take the actions described in clause (a) of Part III of Exhibit D with respect to such Qualified Replacement Mortgage upon the discovery by any of the Originators, the Purchaser, the Depositor, the Owner Trustee or the Credit Enhancer that any statement set forth in Part II of Exhibit D are untrue (disregarding any qualification with respect to knowledge) on the date such Qualified Replacement Mortgage is conveyed to the Indenture Trustee such that the interests of the Noteholders, the Certificateholders or the Credit Enhancer as in the related Qualified Replacement Mortgage are materially and adversely affected; provided, however, that for the purposes of this subsection (b) the statements in Part II of Exhibit D referring to items "as of the Cut-off Date" or "as of the Closing Date" shall be deemed to refer to such items as of the date such a Qualified Replacement Mortgage is conveyed to the Indenture Trustee.

     (c) On or before the Remittance Date in the month following the month in which a Convertible ARM becomes a Converted ARM, the applicable Originator shall repurchase such Converted ARM for an amount equal to the Loan Purchase Price therefor. The applicable Originator shall cause such Loan Purchase Price to be delivered to the Servicer for deposit in the applicable Principal and Interest Account.

     (d) As to each Converted ARM reconveyed by the Purchaser or the Indenture Trustee, the Purchaser shall or shall cause the Indenture Trustee to deliver on the date of payment of the Loan Purchase Price therefor and on the order of the appropriate Originator (i) the original Mortgage Note relating thereto, endorsed without recourse, to such Originator (or to such other party as such Originator directs), (ii) the original Mortgage so released and all recorded assignments relating thereto, (iii) an assignment from the Indenture Trustee to such Originator (or to such other party as such Originator directs) executed by the Indenture Trustee in the same form as the assignment referred to in clause (iv) of clause (a) of Part I and (iv) such other documents as constituted the File with respect thereto.


     (e) Notwithstanding that a Convertible ARM becomes a Converted ARM in any month, such Converted ARM shall remain in the Trust and all payments of principal and interest in respect thereof shall remain in the Trust unless and until such Converted ARM is repurchased by the applicable Originator.

     (f) The obligations of each Originator provided in Part III(c) shall terminate without further action upon the bankruptcy or insolvency of such Originator.

                                                                       EXHIBIT E


                        FORM OF SERVICER'S TRUST RECEIPT



To:  Bankers Trust Company of California, N.A.
     3 Park Plaza
     Irvine, California  92614

     Attn:  Corporate Trust

                                                              Date:

     In connection with the administration of the home equity loans serviced by United Companies Lending Corporation(R) (the "Servicer") pursuant to a Sale and Servicing Agreement dated as of December __, 1997 (the "Sale and Servicing Agreement"), among the Servicer, you, as Indenture Trustee, and UCFC Home Equity Loan Owner Trust 1997-_, as Issuer, UCFC Acceptance Corporation, as Depositor, the Servicer hereby requests a release of the File held by you as Indenture Trustee with respect to the following described Home Equity Loan for the reason indicated below.

Mortgagor's Name:

Loan No.:

Reason for requesting file:


_______   1.   Home Equity Loan paid in full.

                    (The Servicer hereby certifies that all amounts received in connection with the loan and required to be remitted to the Indenture Trustee have been or will be remitted to the Indenture Trustee pursuant to the Sale and Servicing Agreement.)

_______   2.   Home Equity Loan repurchased pursuant to Section ______ of the
               Sale and Servicing Agreement.

                    (The Servicer hereby certifies that the Loan Purchase Price has been or will be remitted to the Indenture Trustee pursuant to the Sale and Servicing Agreement.)

_______   3.   Home Equity Loan substituted.


                    (The Servicer hereby certifies that a Eligible Substitute Mortgage has been or will be assigned and delivered to you along with the related File pursuant to the Sale and Servicing Agreement.)

_______   4.   The Home Equity Loan is being foreclosed.

_______   5.   Other. (Describe)

     The undersigned acknowledges that the above File will be held by the undersigned in accordance with the provisions of the Sale and Servicing Agreement and will be returned to you, except if the Home Equity Loan has been paid in full, or repurchased or substituted for by a Eligible Substitute Mortgage (in which case the File will be retained by us permanently) and except if the Home Equity Loan is being foreclosed (in which case the File will be returned when no longer required by us for such purpose).

     Capitalized terms used herein shall have the meanings ascribed to them in the Sale and Servicing Agreement.

                                           UNITED COMPANIES LENDING
                                             CORPORATION(R)

                                           By: _________________________
                                               Name:
                                               Title:

                                                                       EXHIBIT F

                          FORM OF NOTICE OF CHARGE-OFFS

     I,_________ , hereby certify that I am the duly elected _________ of United Companies Lending Corporation(R) (the "Servicer") acting as servicer pursuant to a Sale and Servicing Agreement dated as of December __, 1997 among the Servicer, UCFC Home Equity Loan Owner Trust 1997-__, as Issuer, UCFC Acceptance Corporation, as Depositor, and Bankers Trust Company of California, N.A., as Indenture Trustee, and further certify, to the best of my knowledge and after due inquiry that the following is a summary of the facts and circumstances surrounding the "charge-off" of any Home Equity Loans during the Collection Period from _____ 1 through 31, 199__;

[Insert the following information for each "charged-off" Home Equity Loan

Loan #
Borrower Name
Property Address
Date of "charge-off"
Original Loan Balance
Outstanding Loan Balance
Interest Rate
Accrued Interest at time of "charge off"
Unreimbursed Servicing Advances at time of "charge off"
Unreimbursed Delinquency Advances at time of "charge off"
# days in default at time of "charge off"
Original appraised value
Current appraised value based upon "drive by"
Amount of outstanding first lien
Estimate of Foreclosure Costs
                 Broker Fees
                 Legal Fees
                 Repair and Miscellaneous Expenses
Projected Marketing Period
Estimate of Loss on Foreclosure and Liquidation]

     Capitalized terms not otherwise defined herein have the meanings set forth in the Sale and Servicing Agreement.

     IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Servicer.

Dated:________________                    By:________________
     Name:
                                                             Title:

                                                                       EXHIBIT G

                     FORM OF PARAMETERS FOR ADDITIONAL LOANS

The obligation of the Indenture Trustee to purchase Additional Loans on a Deposit Date is subject to (i) each Additional Loan meeting the representations and warranties set forth in the Sale and Servicing Agreement and (ii) the characteristics of the Additional Loans at the end of the related Funding Period not varying materially from the parameters applicable to such Additional Loans set forth on page S-__ of the Prospectus.




                                       G-1